A Message from the President

Dear Shareholder:

Stock and bond markets began the second half of the 1997 quite strong. After reaching record levels, U.S. equity markets experienced a market correction in late October. This decline was in reaction to the dramatic sell off of various international markets, particularly Hong Kong. Asia and Japan face continued difficulties in the aftermath of a currency crisis. Extreme declines in both these markets evidenced this problem. Europe and Latin America fared better, enjoying strong business cycles and low inflation. At the same time, U.S. bond markets experienced similar volatility.

Fortunately, U.S. investors rapidly reevaluated the situation and returned domestic stock and bond prices to near predecline levels. Given a continued strong U.S. economy and few, if any, overt signs of inflation, the long-term outlook remains positive.

Princor shareholders weathered the market turbulence well and refused to succumb to market jitters. Buoyed by strong investor/registered representative relationships and a long-term investment philosophy, our shareholder base and assets under management increased despite fluctuating markets.

After receiving shareholder approval in a proxy vote held last summer, Princor funds will be known as the Principal Mutual Funds as of January 1, 1998. Three of our funds will have their "descriptive" names changed, as well. Princor Capital Accumulation, Princor Emerging Growth and Princor World funds will be known as Principal Capital Value, Principal MidCap and Principal International funds, respectively. These name changes are being made to provide investors with a clearer description of the funds and their investment objectives.

Earlier this year, Princor announced the addition of two new funds--Principal International SmallCap Fund and Principal International Emerging Markets Fund. These funds offer investors more opportunities to participate in foreign markets. In addition, new real estate and domestic small-cap funds will be available in January. This will bring the total number of funds in the Principal family to eighteen.

As the year draws to a close, we thank our shareholders for their loyalty. We remain committed to delivering the quality financial products and services our shareholders deserve.

Sincerely,


/S/ STEPHAN L. JONES


Stephan L. Jones
President

Princor Funds Performance

                              Average Annual Total Returns
                             As of October 31, 1997

                                     1 Year            5 Years           10 Years
                                with     without   with      without   with     without
                                sales    sales     sales     sales     sales    sales
        A Shares of:            charge   charge    charge    charge    charge   charge

Balanced                        10.44%   15.88%    10.46%    11.53%    10.72%a  11.26%a
Blue Chip                       16.81    22.57     13.78     14.88     12.78b   13.59b
Bond                             4.97    10.15      7.35      8.39      9.12a    9.65a
Capital Accumulation            19.47    25.36     15.97     17.09     13.43    13.98
Emerging Growth                 25.09    31.26     18.77     19.92     18.12a   18.70a
Government Securities Income     4.10     9.23      6.33      7.36      8.74     9.26
Growth                          23.46    29.55     15.22     16.33     15.86    16.42
High Yield                       7.05    12.33      8.67      9.73      8.23a    8.76a
International Emerging Markets (14.45)c (10.18)c
International SmallCap          (4.27)c    .50c
Limited Term Bond                5.14     6.75      5.27d     6.22d
Tax-Exempt Bond                  3.60     8.71      6.44      7.47      8.56     9.08
Utilities                        8.89    14.26      7.76e     8.83e
World                           14.80    20.46     16.30     17.42     11.69    12.23

                                      1 Year          5 Years(f)

                                  with   without    with     without
        B Shares of:              CDSC*   CDSC*     CDSC*     CDSC*
Balanced                        10.96%   14.96%    15.76%    16.54%
Blue Chip                       17.59    21.59     22.02     22.73
Bond                             5.20     9.20      9.75     10.61
Capital Accumulation            20.13    24.13     25.14     25.82
Emerging Growth                 26.64    30.64     27.66     28.31
Government Securities Income     4.65     8.65      9.38     10.25
Growth                          24.92    28.92     23.26     23.95
High Yield                       7.31    11.31     10.92     11.76
International Emerging Markets (13.88)c (10.29)c
International SmallCap          (3.50)c    .50c
Limited Term Bond                5.06     6.31      5.05d     5.77d
Tax-Exempt Bond                  4.08     8.08      9.83     10.69
Utilities                        9.41    13.41     14.52     15.31
World                           15.62    19.62     15.26     16.05
  * Contingent Deferred Sales Charge

        R Shares of:            1 Year             5 Years(d)


Balanced                        15.16%             13.64%
Blue Chip                       21.82              17.20
Bond                             9.49               7.93
Capital Accumulation            24.36              22.41
Emerging Growth                 30.56              21.60
Government Securities Income     8.19               7.16
Growth                          28.72              17.08
High Yield                      11.14              10.05
International Emerging Markets (10.29)c
International SmallCap            .50c
Limited Term Bond                6.01               5.55
Utilities                       13.72               7.80
World                           19.65              17.41


a Partial period,  from effective date 12/18/87
b Partial period, from effective date 3/1/91
c Partial period,  from effective date 8/29/97
d Partial period, from effective date 2/29/96
e Partial period, from effective date 12/16/92
f Partial period, from effective date 12/9/94


Total return represents the overall performance of an investment for a specific period of time, assuming the reinvestment of dividends and capital gains and after applicable expenses. Average annual total returns for A shares are with and without maximum 4.75% sales charge. Average annual total returns for B shares are with and without maximum 4.0% contingent deferred sales charge. Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




Contents                                Page
Portfolio Managers Comments................1
Three Keys to More Successful Investing...12

Domestic Growth-Oriented Funds
Financial Statements and Highlights
  Statements of Assets and Liabilities....14
  Statements of Operations................16
  Statements of Changes in Net Assets.....18
  Notes to Financial Statements...........20
  Schedules of Portfolio Investments
   Balanced Fund..........................26
   Blue Chip Fund.........................28
   Capital Accumulation Fund..............29
   Emerging Growth Fund...................30
   Growth Fund, Inc.......................33
   Utilities Fund, Inc....................35
  Financial Highlights....................36

International Growth-Oriented Funds
Financial Statements and Highlights
  Statements of Assets and Liabilities....44
  Statements of Operations................45
  Statements of Changes in Net Assets.....46
  Notes to Financial Statements...........48
  Schedules of Portfolio Investments
   International Emerging Growth Fund.....54
   International SmallCap Fund............56
   World Fund.............................58
Financial Highlights......................62

Income-Oriented Funds
Financial Statements and Highlights
  Statements of Assets and Liabilities....66
  Statements of Operations................68
  Statements of Changes in Net Assets.....70
  Notes to Financial Statements...........72
  Schedules of Portfolio Investments
   Bond Fund..............................80
   Government Securities Income Fund......82
   High Yield Fund........................83
   Limited Term Bond Fund.................85
   Tax-Exempt Bond Fund...................86
  Financial Highlights....................90

Money Market Funds
Financial Statements and Highlights
  Statements of Assets and Liabilities....96
  Statements of Operations................97
  Statements of Changes in Net Assets.....98
  Notes to Financial Statements..........100
  Schedules of Portfolio Investments
   Cash Management Fund..................104
   Tax-Exempt Cash Management
     Fund................................106
  Financial Highlights...................110
Shareholder Meeting Results..............112
Report of Independent Auditors...........117
Federal Tax Information..................119
The Princor Family of Mutual Funds.......123


PORTFOLIO MANAGER'S COMMENTS

Princor Management Corporation, the adviser to the Princor funds, is staffed with investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past year. We believe any Princor fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors, a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their original cost.

Growth-Oriented Funds

Domestic Growth Funds

Princor Balanced Fund

    Judi  Vogel

The Princor Balanced Fund participated in strong financial markets that delivered well above average returns for the third year in a row. The economy's consistently strong growth combined with the lowest inflation in decades kept corporate profits up while interest rates actually declined over the year.
Investors enthusiastically embraced these near perfect conditions, pouring record amounts of dollars into the markets. Bonds benefited from the benign inflation environment as interest rates declined and the yield curve flattened over the year. Bond yields ended the fiscal year at their lowest levels since 1995. In the equity market, companies that met or exceeded analysts' earnings estimates were handsomely rewarded, while those with even slight disappointments were dealt harsh blows. Large, blue chip stocks performed best for most of the year, although small caps picked up steam in the last half. The Southeast Asia currency crisis in the third quarter caused a rotation out of large multinational companies and into domestic small cap stocks as investors predicted slower export sales and negative currency translation effects from foreign operations for the global powerhouses. This rotation and new emphasis on small cap stocks negatively impacted the Fund because its equity holdings are predominantly large cap in nature.

The Fund, with 60% in stocks and convertibles and 40% in fixed income and cash, enjoyed above average returns in the absolute yet trailed the Lipper Balanced Fund Average on a relative basis for the year. With a focus on high quality bonds and undervalued stocks, the Fund is positioned to perform best when economic growth slows and investors become more concerned with valuation and less concerned with meeting next quarter's earnings estimates. There is no independent market index against which to measure returns of balanced portfolios, however the S&P 500 Stock Index and the Lehman Government/Corporate Bond Index are included in the accompanying graph for your information.


           Comparison of Change in Value of $10,000 Investment in the Balanced Fund Class A, S&P 500, Lehman Brothers Gov't./Corporate Bond Index
                        and Lipper Balanced Fund Average

                                                       Lipper       Lehman Gov't
     Year Ended       Balanced         S&P 500        Balanced        Corporate
     October 31,         Fund           Index          Average           Bond
                         9,525         10,000          10,000           10,000
      1988              10,714         11,627          11,233           10,845
      1989              11,896         14,696          13,152           12,162
      1990              10,554         13,595          12,465           12,831
      1991              14,152         18,151          16,015           14,803
      1992              15,830         19,959          17,413           16,359
      1993              17,768         22,938          19,994           18,594
      1994              17,935         23,823          19,852           17,731
      1995              20,480         30,112          23,300           20,598
      1996              23,573         37,355          26,758           21,707
      1997              27,316         49,356          31,978           23,619

Note:Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1997
           1 Year 5 Year 10 Year
          10.44%  10.46%  10.72%*  Class A
          10.96%  15.76% **        Class B
          15.16%***                Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96

Princor Blue Chip Fund

    Mark Williams

This Fund's investment strategy is to concentrate on those companies with a significant operating history, a well-capitalized balance sheet, and a history of consistent increases in earnings and dividends. Special importance is placed on the consistency of dividend increases. This is true for two reasons. First, by increasing the dividend, management sends a signal of confidence to investors. Management generally increases the dividend when they are confident of future business conditions. Second, companies that consistently increase the dividend provide investors the benefit of a rising income stream. This differs from bond investors who receive a fixed-income stream.

The year ended October 31, 1997, saw a continuation of the recent years' ideal business conditions. Inflation remained subdued with no sign of any catalysts for change. Consumer confidence was at an all-time high. Unemployment reached twenty-four year lows, and Washington worked on reducing the deficit and passing capital gains legislation. Gross Domestic Product growth remained very strong given the extended length of this business cycle. It seems hard to believe conditions could get much better. An increase in market volatility was the only indication of investor nervousness during the year. Daily moves of one percent or more have increased in frequency, especially during the latter half of the year.

Princor Blue Chip Fund's performance trailed market averages for the year. However, the relative performance for each half of the year was dramatically different. During the first half of the year, the Fund's performance placed it near the top of the Lipper Growth and Income Category. Investors were focusing on large companies with predictable earnings and adequate trading liquidity. This Fund's investment strategy focuses on these types of companies, and investors were amply rewarded for it during the first half. The second half of the year proved to be almost the exact opposite. Beginning in July, a significant rotation to smaller companies was underway. Since many of the managers in the Growth and Income Category focus on a broader range of companies, including small companies, the Fund's second half relative performance was near the bottom of the Lipper Growth and Income Category. Underperformance during the second half of the year outweighed positive relative performance during the first half. Going forward, Fund managers believe the economic expansion will slow and corporate profit growth will be restrained. The economy has shown an amazing resiliency to this point, but could be in for some tough sledding going forward. Wage gains are accelerating and foreign economies, especially those in Southeast Asia, remain weak. Managers continue to look for those companies that meet the Fund's criteria and can be purchased at favorable prices.

 Comparison of Change in Value of $10,000 Investment in the Blue Chip Fund
            Class A, S&P 500 and Lipper Growth & Income Fund Average

                            Blue           S&P 500             Lipper
                            Chip            Stock         Growth & Income
Year Ended October 31,      Fund            Index           Fund Average
                            9,525          10,000             10,000
             1991          10,137          10,911             10,544
             1992          11,142          11,998             11,499
             1993          11,771          13,789             13,424
             1994          12,546          14,321             13,763
             1995          15,388          18,100             16,510
             1996          18,188          22,455             20,011
             1997          22,294          29,668             25,638

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year 5 Year 10 Year
           16.81% 13.78% 12.78%* Class A
           17.59% 22.02% **      Class B
           21.82% 17.20***       Class R

* - Since Inception Date 3/1/91
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96

Princor Capital Accumulation Fund

     David White  Catherine  Green

This fiscal year has been another strong year for shareholders of Princor Capital Accumulation Fund. Absolute returns are at historically high levels, as this fund has benefited from the best of all worlds. Companies continue to enjoy solid earnings growth, interest rates remain low, inflation has stayed in check, and the overall economy has reached the "Goldilocks phase"--not too hot, not too cold--just right. From this scenario, the market has focused for most of the year on a small subset of companies--those traditional, large growth companies who have continued to exhibit stellar earnings growth. Given the Fund's value orientation, it is difficult to purchase stocks and pay high premiums relative to other stocks. Therefore, the portfolio has a lower exposure to these companies, and it has hurt performance relative to the indexes. This began to change during the most recent months, and it remains to be seen how the market will react to the events in Asia during October. The volatility of the market has certainly increased in the near-term, and is expected to continue until it is determined the true underlying economic impact of events around the world. However, a value criteria is maintained to provide the same, consistent philosophy over the entire economic cycle.

The goal of the Fund is to look for companies that are priced at a discount to their future potential and relative to where the stock has sold historically. Fund managers continue to look for companies they feel the market has underpriced the potential. This is a solid way to understand the values of the companies as the market increases in its short term volatility.

Comparison of Change in Value of $10,000 Investment in the Capital Accumulation
         Fund Class A, S&P 500 and Lipper Growth & Income Fund Average

                                         S&P 500             Lipper
                           Capital        Stock         Growth & Income
Year Ended October 31,  Accumulation      Index           Fund Average
                           9,525         10,000             10,000
          1987             9,954         10,646             10,105
          1988            11,388         12,223             11,756
          1989            12,962         15,449             14,163
          1990            10,652         14,292             12,772
          1991            14,980         19,081             17,050
          1992            16,728         20,982             18,595
          1993            18,471         24,114             21,708
          1994            19,702         25,044             22,255
          1995            23,238         31,655             26,697
          1996            29,374         39,250             32,360
          1997            35,256         48,735             41,028

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

                 Total Returns
            As of October 31, 1997
            1 Year 5 Year 10 Year
            19.47% 15.97%  13.43%   Class A
            20.13% 25.14%*          Class B
            24.36% 22.41**          Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96

Princor Emerging Growth Fund

    Mike  Hamilton

Small cap growth stocks were rediscovered during the third quarter of 1997. After lagging at the start of the year these companies were favored by investors looking for opportunities with more favorable valuations outside the favored "nifty fifty."

Princor Emerging Growth Fund was no exception, outperforming its peer group year to dateby focusing on more stable companies such as those in the financial sector. In a more competitive global marketplace, companies need to have a portfolio of quality products available for sale in an economic environment that affords little pricing power.

The Fund's focus has been and continues to be on companies that have focused on controlling costs while at the same time improving their productivity. Also, a focus on niche or specialized products with few competitors which better equips companies for a competitive marketplace. The sectors currently favored by fund managers are technology, given its productivity enhancements; healthcare, with power demographics and new products; and financial, because of bank consolidation and rational capital allocation.

           Comparison of Change in Value of $10,000 Investment in the Emerging Growth Fund Class A, S&P 500 and Lipper Mid Cap Fund Average

                                          S&P 500           Lipper
                         Emerging          Stock            MID CAP
Year Ended October 31,    Growth           Index         Fund Average
                           9,525          10,000             10,000
            1988          11,409          11,627             11,344
            1989          13,651          14,696             14,346
            1990          11,357          13,595             12,349
            1991          18,689          18,151             19,744
            1992          20,862          19,959             21,136
            1993          24,964          22,938             26,260
            1994          26,676          23,823             26,816
            1995          33,721          30,112             33,389
            1996          39,418          37,355             39,489
            1997          51,738          49,356             48,493
Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year 5 Year 10 Year
           25.09% 18.77% 18.12%*  Class A
           26.64% 27.66% **       Class B
           30.56% 21.60***        Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96

Princor Growth Fund

   Mike Hamilton

The financial markets have continued to reward investors with double digit returns through the third quarter of 1997. The focus has been on large multinational companies by the markets until now. Smaller cap stocks have recently shown some life.

Princor Growth Fund trailed the S&P 500 Index because this index is heavily weighted in a few securities. The Fund outperformed the Lipper Growth Fund Average by holding securities with less risk and more consistent earnings while it had a good weighting in financial stocks.

The economy has remained stable with little or no inflation and interest rates have pulled back in response. This is an ideal environment for equities, and stock returns are ample witness to this proposition. Some current concerns are the weakness in foreign economies and corresponding currency devaluations. While foreign trade will retard growth somewhat, managers do not foresee a dramatic impact on the U.S. economy.

The Fund continues to focus on companies with stable earnings expectations that are not dependent on exports for growth. Many financial companies, especially large regional banks, networking providers, consumer products and healthcare-related products are sectors favored by this Fund.

           Comparison of Change in Value of $10,000 Investment in the Growth Fund Class A, S&P 500 and Lipper Growth Fund Average

                                                 S&P 500          Lipper
                                 Growth          Stock            Growth
       Year Ended October 31,     Fund           Index         Fund Average
                                  9,525          10,000          10,000
                    1987          9,782          10,646           9,957
                    1988         10,713          12,223          11,536
                    1989         12,647          15,449          14,341
                    1990         11,483          14,292          12,670
                    1991         18,293          19,081          17,906
                    1992         20,992          20,982          19,314
                    1993         23,056          24,114          22,611
                    1994         25,321          25,044          22,959
                    1995         31,218          31,655          28,465
                    1996         34,528          39,250          33,722
                    1997         43,577          48,735          43,107

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year 5 Year 10 Year
          23.46%  15.22%  15.86%   Class A
          24.92%  23.26%*          Class B
          28.72%  17.08**          Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96

Princor Utilities Fund

  Catherine Green

The stock market in general has been providing investors with returns that are quite high by historical standards. Although utility returns have been strong in the absolute sense, they have not been as high as the rest of the stock market. The market is currently focusing on companies that can exhibit consistent growth, and, due to the nature of utility stocks, earnings growth has lagged more aggressive industries. Therefore, these stocks have not kept up with the rest of the market.

The utility industry (both in telecommunications and electrics) is experiencing tremendous change as a move is made to a more competitive environment for both sectors. Investors need to have a thoughtful strategy as these changes occur. The Fund's goal is to determine the companies that will be successful in preparing themselves for the move to a more competitive environment. Companies are taking different paths to move to competition, and there may be more than one way to be successful. Being a low cost provider can be an advantage. Diversifying overseas is another way some companies are trying to grow. Adding additional energy service products is yet another way a company can add to its revenue base. Fund managers analyze the efforts of each company in preparing for the future and assess how well those strategies fit the company needs and industry. With this Fund's focus on the higher quality end of the spectrum, many of the stocks in this portfolio experienced lower volatility and stronger performance in the year. The Fund outperformed the Dow Jones Utility Index with Income as this focus on quality aided our relative performance. However, utility stocks did underperform the market during the year, and comparable funds which have a broader list of holdings outside of the utility universe tended to outperform the Fund.

The recent moves within the market have focused on the telecommunications industry. Consolidation is the current theme, and companies continue to merge with partners for a strategic alliance they believe will benefit their future growth. If the market felt the merger made sense, shareholders were rewarded. Also, all companies in each sector of the utility industry are committed to major cost cutting as they prepare to compete.

Management will continue to make quality a focus of this portfolio and monitor the changing environment to determine factors impacting the investment results.

      Comparison of Change in Value of $10,000 Investment in the Utilities
          Fund Class A, S&P 500, Lipper Utilities Fund Average and the
                     Dow Jones Utilities Index with Income

                                                 Lipper         Dow Jones
                        Utilities   S&P 500   Utilities Fund    Utilities
Year Ended October 31,   Fund        Index       Average       With Income
                        9,525       10,000        10,000            10,000
       1993            11,047       10,980        11,575            11,658
       1994             9,368       11,403        10,475             9,349
       1995            11,651       14,413        12,325            11,810
       1996            12,598       17,880        13,733            13,216
       1997            14,394       23,625        16,179            14,879

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year   5 Year   10 Year
            8.89%    7.76% *   --   Class A
            9.41%   14.52%**   --   Class B
           13.72%    7.80%***  --   Class R

* Since Inception Date 12/16/92
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96

International Growth Funds

Principal International Emerging Markets Fund

   Kurt Spieler

Emerging markets experienced strong performance in the first half of 1997. Unfortunately, the Principal International Emerging Market Fund commenced operations in August, during the middle of an asset class correction. The Fund's investment approach utilizes a bottom-up investment concept where managers search the emerging universe for competitive companies with sustainable growth rates. The goal of the manager's in-depth research is to find companies trading cheaply on a discounted cash flow basis. Traditional measures of price-to-earnings and price-to-cash flow ratios with emphasis on comparing valuations within industries are also used. Qualitative factors include an emphasis on buying high quality companies with strong balance sheets.

In looking at the emerging universe, the countries are divided into the following regions: Asia, Latin America and EMEA (Eastern Europe, Middle East, Africa). The Asian `contagion' effect has received widespread press with the average market down 46% through September. Thailand, Indonesia, Philippines, Malaysia, Taiwan and South Korea all experienced significant currency devaluation in 1997. The expectation of global economists is for a slowdown in economic activity within that region. As of the end of the year, the Fund had a 26% exposure in Asia, which is less than the MSCI Emerging Market `Free' Index and the average emerging market fund. The managers believe the Fund's holdings are well positioned based on an emphasis on export-oriented companies which benefit from weak currencies.

The Fund's largest regional exposure is Latin America, with a year-end weighting of 34%. This region experienced strong equity performance in 1997 based on solid economic growth, low inflation and declining interest rates. Governments have also responded correctly to keep the problems in Asia from spreading to Latin America. The largest overweight position versus the MSCI Index is in EMEA where the Fund has a 26% exposure. Based on the Fund's bottom-up approach, it has also found undervalued companies in Israel and South Africa. Certain countries within this region have held up well in the current volatile environment.

Fund managers believe investors in the Principal International Emerging Markets Fund should focus on the long-term potential of this asset class. The average emerging country is growing at around double the growth rate in developed economies. This higher growth rate will result in high equity market returns over the long-term. The Fund is taking advantage of the sell-off in emerging markets to build positions in attractive companies at cheap prices.

           Comparison of Change in Value of $10,000 Investment in the
                  International Emerging Markets Fund, MSCI EMF
                    and Lipper Emerging Markets Fund Average


                   International Emerging                          Lipper
                        Markets Fund              MSCI            Emerging
Period Ended     ---------------------------     EMF ID            Markets
October 31,    Class A   Class B   Class R       Index            Fund Avg.
               9,525    10,000    10,000        10,000            10,000
       1997    8,555     8,612     8,971         8,570             8,816

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year  5 Year 10 Year
          -14.45%*    --    --       Class A
          -13.88%*    --    --       Class B
          -10.29%*    --    --       Class R

* - Since Inception Date 8/29/97

Principal International SmallCap Fund

   Darren Sleister

The Principal International SmallCap Fund began operations in the midst of the most turbulent market conditions in recent memory. Many Asian equity markets were already "melting down" when this Fund began in late August. From inception to October 31, Hong Kong experienced a turbulent stock market decline of 20.8%. For the year, the Malaysian, Thai and Indonesian equity markets each declined over 60%, and the Japanese small cap index is off over 40%. Fortunately, the Fund's shareholders were well served with a very low portfolio exposure in the region. The near flat account performance clearly outperformed the double digit losses in both the EAFE Index and the average international small cap fund.

At present the Fund remains extremely underweighted in Asian equities as Fund managers wait for the region's economic ills to work themselves out. What exposure the Fund has emphasizes export-oriented companies which benefit from weak currencies. The European investment environment remains attractive with low interest rates, steady growth and subdued inflation. Nimble companies that are able to take advantage of the opportunities presented through deregulation as well as those arising from large corporations restructuring in an attempt to gain global competitiveness are favored.

The Fund invests in a borderless global manner searching for the best small companies around the world without regard to location. With careful and diligent research managers are able to buy companies at attractive valuations relative to their earnings and cash flow potential. In addition to Asian exporters, the portfolio remains positive on the oil service sector, competitive access telecommunication providers, global outsourcing, select technology providers and pharmaceutical companies. Managers are using recent equity market turmoil to build positions opportunistically in attractive long-term investments for the Fund's shareholders.

           Comparison of Change in Value of $10,000 Investment in the
                        International SmallCap Fund, EAFE
                 and Lipper International SmallCap Fund Average


                        International                              Lipper
                        SmallCap Fund                           International
Period Ended     ---------------------------      MSCI           SmallCap
October 31,    Class A   Class B   Class R        EAFE            Fund Avg.
               9,525    10,000    10,000        10,000            10,000
       1997    9,573     9,650    10,050         9,748             9,736

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year  5 Year 10 Year
          -4.27%*    --    --       Class A
          -3.50%*    --    --       Class B
          -0.50%*    --    --       Class R

* - Since Inception Date 8/29/97

Princor World Fund

    Scott Opsal

The Princor World Fund's overweighting in European markets and its underexposure to Asia and Japan drove the Fund's outperformance in fiscal 1997. Europe was the star performer, rising 26% based on strong economic growth, falling inflation and interest rates, and fiscal restraint in preparation for Economic and Monetary Union. European markets also benefited from the stronger U.S. dollar that makes European exporters more competitive, and these export driven economies stand to gain from an improved trade climate.

Asian markets underperformed dramatically as higher interest rates and weak currencies produced a collapse in economic growth across the region. Asia is suffering the effects of a massive credit bubble, and its markets are factoring in a long and costly recovery. The Fund's Asian exposure at the start of the crisis was less than two-thirds that of the average fund, producing a relative outperformance in the region. While being underweighted helped, even better was the fact that more than one-half of the Fund's Asian exposure was in Hong Kong, the most stable and respectable economy in the region.

Japan, which underperformed European markets this year, is also underweighted in the Fund's portfolio. Japan continues to report weak Gross Domestic Product growth, the financial system is still shaky and the government is not able to jump-start sustainable economic recovery. Interest rates remain near 1% yet lending growth is nonexistent. The Japanese economy and local investors still seem to be looking to the government for bailouts and artificial props to keep the economy from sliding downhill again. The manager has always tried to avoid economies and markets which are sustained by artificial and temporary means, and still feels Japan fits this description.

Foreign exchange considerations cost the Fund approximately 1.5% in returns relative to the EAFE Index. Although Japan was a weak market, the Yen was one of the best currencies to own and the Fund's overweighting in weaker European currencies was a disadvantage.

Finally, Fund performance was positively impacted by an increased weighting in markets outside Europe and Asia. Europe's rising valuation levels caused management to utilize new countries which offer moderate risk and valuation advantages over the European markets which historically have been favored. Selective smaller capitalization companies were also used as value is seen in the lower capitalization ranges that can be used to an advantage when trading volume proves sufficient.

           Comparison of Change in Value of $10,000 Investment in the World Fund Class A, EAFE and Lipper International Fund Average

                                                           Lipper
                         World           EAFE          International
Year Ended October 31     Fund           Index            Average
                          9,525          10,000           10,000
            1988          9,529          10,594           10,854
            1989         10,055          11,457           12,475
            1990         10,149           9,995           12,380
            1991         11,552          10,689           13,434
            1992         11,371           9,276           12,776
            1993         16,077          12,751           17,045
            1994         17,620          14,036           18,848
            1995         17,801          13,986           18,733
            1996         21,071          15,441           20,743
            1997         25,382          16,154           22,898

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year  5 Year 10 Year
           14.80%   16.30%  11.69%   Class A
           15.62%   15.26%*          Class B
           19.65%   17.41%**         Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96
*** Previous periods during which the fund was advised by another investment advisor are not shown.

Important Notes on the Growth-Oriented Funds:

Standard & Poor's 500 Stock Index: An unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Lipper Growth & Income Fund Average: This average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one-year average currently contains 589 funds.

Lipper Mid Cap Fund Average: This average consists of funds which, by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 215 funds.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one-year average currently contains 799 funds.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 343 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of its equity portfolio in utility shares. The one-year average currently contains 96 funds.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lipper Emerging Markets Fund Average: This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 118 funds.

Morgan Stanley EMF (Emerging Markets Free) Index: This average is capitalization weighted and consists of stocks from 26 countries. These countries include:
Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indomesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Lipper International Small Cap Funds Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 26 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 406 funds.

Note: Mutual fund data from Lipper Analytical Services, Inc.

Income-Oriented Funds

Princor Bond Fund

   Scott Bennett

The Princor Bond Fund's investment strategy is to concentrate in BBB-rated corporate bonds and remain fully invested with a duration target of seven years. (Average credit rating of bonds in the portfolio is BBB+.) This asset class performed well during the year with BBB's outperforming treasuries, higher rated corporate bonds and less than investment grade bonds during the second half of the year. Corporate bonds performed well on the continued strength of the U.S. economy and the absence of any signs of increased inflation. These conditions were also instrumental in driving interest rates lower during the year leading to relatively high absolute levels of return for fixed-income investments.

The Fund lagged the Lehman Brothers BAA Corporate Index, which does not include expenses, but outperformed the Lipper Corporate Debt BBB-Rated Fund Average. Outperformance was driven by the Fund's longer duration and a strategy of remaining fully invested and not guessing interest rates.

       Comparison of Change in Value of $10,000 Investment in the Bond
          Fund Class A, Lehman Brothers BAA Corporate Index and Lipper
                     Corporate Debt BBB Rated Fund Average

                                           Lehman          Lipper
                            Bond             Baa          BBB Corp.
Year Ended October 31,      Fund            Index          Average
                            9,525          10,000          10,000
               1988        10,634          11,207          10,947
               1989        11,862          12,598          11,980
               1990        12,227          13,135          12,295
               1991        14,189          15,451          14,397
               1992        15,814          17,167          15,952
               1993        18,220          19,771          18,362
               1994        17,125          18,564          17,376
               1995        20,504          22,156          19,873
               1996        21,476          23,669          20,974
               1997        23,656          26,074          22,981

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year   5 Year    10 Year
            4.97%    7.35%    9.12%*  Class A
            5.20%    9.75%**          Class B
            9.49%    7.93%***         Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96

Princor Government Securities Income Fund

   Marty  Schafer

Fund managers expected and benefited from the very strong housing markets and housing turnover. Mortgage prepayments on discount securities were 10 to 20 percent higher than previous summer peaks. Management continues to expect this to be very beneficial to the Fund.

Reasonable growth, shrinking federal deficits and non-threatening inflation reports pushed interest rates lower, while investors maintained their conviction that the Federal Reserve Board would not change interest rates.

With advancements in technology and improved competition among mortgage lenders, borrowers are becoming more efficient in their ability to prepay (call) their home loans. The manager's disciplined approach of running a portfolio priced at or below par continues to protect shareholders from a drop in rates. Value is also added by selecting undervalued sectors of mortgage-backed securities for a portion of the portfolio. With this strategy, the Fund continues to outperform the Lehman Brothers GNMA Index.

Comparison of Change in Value of $10,000 Investment in the Government Securities Income Fund Class A, Lehman Brothers GNMA Index and the Lipper GNMA Fund Average

                          Government        Lehman          Lipper
                          Securities        GNMA            GNMA
Year Ended October 31,   Income Fund        Index          Average
                             9,525          10,000          10,000
                1987         9,677          10,402          10,171
                1988        11,030          11,836          11,387
                1989        12,230          13,187          12,499
                1990        12,985          14,281          13,411
                1991        15,164          16,721          15,414
                1992        16,450          18,192          16,694
                1993        18,391          19,569          18,050
                1994        17,241          19,267          17,494
                1995        20,250          22,194          19,880
                1996        21,478          23,781          20,984
                1997        23,105          24,966          22,362

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year  5 Year    10 Year
           4.10%    6.33%    8.74%  Class A
           4.65%    9.38% *         Class B
           8.19%    7.16%**         Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96

Princor High Yield Fund

     Ken Hovey

The Princor High Yield Fund, and the high yield market in general, performed well during the Fund's fiscal year ended October 31. Returns for the Fund and high yield indices exceeded those of other fixed-income products, except very long duration corporate or government bonds. Most measures of equity returns exceeded those of high yield. Remember that high yield bonds have fixed-income characteristics, but returns have low correlation with both other fixed-income products and equities.

Bond markets had a down and then back up year. The low point was last April, just prior to the midpoint for the Fund's fiscal year. Returns over the past six months have been excellent. The low correlation of high yield bonds to other bonds is in part demonstrated by lower sensitivity of high yield bonds to changes in interest rates and increased sensitivity of high yield bonds to sector, such as industry, fundamentals and outlook. During the fiscal year, long interest rates (i.e. ten years and longer) declined approximately .50%. High yield indexes captured most of that change, but risk premiums expanded approximately .10%; a relatively minor change. Sector changes, both industry and credit quality wise, had more significant impacts. For example, the competitive local exchange (CLEC) telecommunications sector had a very good year as it gained legitimacy in the eyes of the market. Conversely, emerging market indebtedness, such as from Southeast Asia, has done poorly given the real or perceived economic problems that have developed. From a credit risk perspective, funds that took more risk were again rewarded for that strategy as default rates remained low. The Fund did not suffer a default and did not have a forced distressed sale during the year. Nevertheless, returns are lower than many competing funds which take more credit risk. Additionally, in hindsight the Fund had too much exposure to Asia and not enough in some popular sectors. These are the main reasons for underperforming both the Lehman and Lipper averages for the fiscal year.

At this juncture the high yield market is considered slightly undervalued. The key variables for high yield market performance have proven to be credit quality, market liquidity and monetary policy. With the combination of default rates on high yield bonds remaining low, cash coming into the market and plenty of credit availability from the banking industry, managers expect the high yield market to continue providing good returns relative to other income-generating assets in the foreseeable future. The main caveats to continued good returns, at least in the near term, are the immense supply of new high yield bonds coming into the market as more and more issuers come in, the uncertain impact on worldwide economic growth and bond values of economic slowdown, and financial turmoil going on in Asia.

        Comparison of Change in Value of $10,000 Investment in the High Yield Fund Class A, Lehman Brothers High Yield Index and Lipper
                        High Current Yield Fund Average

                                              Lehman           Lipper
                              High          High Yield       High Yield
Year Ended October 31,     Yield Fund          Index           Average
                              9,525            10,000          10,000
               1988          10,879            11,403          11,230
               1989          11,171            11,625          11,355
               1990           9,550            10,131           9,967
               1991          11,998            15,050          13,589
               1992          13,719            17,345          15,816
               1993          15,319            20,450          18,991
               1994          15,540            20,702          18,913
               1995          17,363            23,958          21,409
               1996          19,426            26,618          24,118
               1997          21,821            30,270          27,605

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

                 Total Returns
            As of October 31, 1997
            1 Year   5 Year     10 Year
            7.05%     8.67%     8.23%*  Class A
            7.31%    10.92% **           Class B
           11.14%    10.05% ***          Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96

Princor Limited Term Bond Fund

   Marty  Schafer

The Princor Limited Term Bond Fund investment performance during 1997 compared very favorably with the Short Intermediate Grade Universe. The favorable market conditions of declining interest rates, low inflation, and a significant reduction in the budget deficit proved to be a real benefit for fixed-income investors during 1997. The Fund's above average performance during the year can be attributed to the implementation of a very consistent and disciplined investment strategy. Fund managers continue to maintain a well diversified and high quality portfolio with an average overall rating of A1. The composition of the portfolio is comprised of corporate bonds (66%), mortgage-backed securities (27%), commercial mortgage-backed securities (4%) and asset-backed securities (3%).

One of the main investment strategies is to pursue corporate bonds with a rating in the Single A category while seeking a balance between high credit quality and acceptable returns. Diversification is enhanced by selecting investments in very specialized areas such as mortgage-backed, asset-backed and commercial mortgage-backed securities. It is quite probable that the Fund will increase its investing activities in these complex asset classes where the manager can utilize internal resources and add significant value. The Fund continues to be an investment well suited for those investors looking to improve upon lower yielding money market funds and similar investments, but who are unwilling to take on the investment risk of longer term bonds or stocks. The Fund's strategy continues to be as follows: Stay fully invested and maintain a low level of cash; diversify within and across multiple asset classes; find the best value among various short-term fixed-income securities; maintain high credit quality standards and manage duration within a target range.

       Comparison of Change in Value of $10,000 Investment in the Limited Term Bond Fund, Lehman Brothers Government Corporate Intermediate
     Index and Lipper Short-Intermediate Investment Grade Bond Fund Average

                                                Lehman
                                               Brothers
                                               Government          Lipper
                  Limited Term Bond Fund       Corporate        Intermediate
Year Ended     ---------------------------    Intermediate     Investment Grade
October 31,    Class A   Class B   Class R       Index         Bond Fund Avg.
               9,850    10,000    10,000        10,000            10,000
       1996   10,207    10,207    10,324        10,369            10,357
       1997   10,896    10,859    10,994        11,146            11,032

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1997
           1 Year 5 Year 10 Year
           5.14%   5.27%*   --      Class A
           5.06%   5.05%*   --      Class B
           6.01%   5.55%*   --      Class R

* - Since Inception Date 2/29/96

Princor Tax-Exempt Bond Fund

    Dan Garrett

The Princor Tax-Exempt Bond Fund continued to add value for investors seeking long-term income exempt from federal income tax for the year ended October 31, 1997. Fund managers focus on revenue bonds backed by guarantees of corporations that tend to have higher yields than the average bond on the broader Lehman Municipal Bond Index or the Fund's Lipper peer group. The strategy has been to focus on slightly higher quality during the past year and quality ratings of A and AA have been added to the portfolio. Risk premiums have dropped considerably and as a result BBB rated bonds have had prices rising faster than higher quality holdings. However, if risk premiums rise, higher quality ratings will likely retain more value.

The Fund continues to avoid mistakes such as unfavorable bond structures such as certificates of participation, project lease revenue bonds, sports stadium projects and utilities poorly positioned for deregulation. The portfolio has been diversified across a variety of quality (average A rating), coupons and terms with interest rate risk similar to the broader index and peers while adding value with selective trades relative to the market. For the future, the economy shows signs of continued low inflation with steady growth. Our position in higher coupon revenue bonds should continue to provide positive relative return compared to the broader municipal market and the Fund's peers.

     Comparison of Change in Value of $10,000 Investment in the Tax-Exempt Bond Fund Class A, Lehman Brothers Revenue Bond Index, Lehman Brothers
       Municipal Bond Index and the Lipper General Municipal Fund Average

                                      Lehman          Lehman          Lipper
Year Ended          Tax-Exempt       Revenue        Municipal        General
October 31,         Bond Fund       Bond Index      Bond Index      Muni. Debt
                      9,525          10,000          10,000          10,000
      1987            8,924           9,923           9,915           9,641
      1988           10,730          11,652          11,359          11,166
      1989           11,710          12,705          12,278          12,036
      1990           12,185          13,650          13,190          12,703
      1991           13,780          15,431          14,795          14,265
      1992           14,850          16,774          16,038          15,320
      1993           17,181          19,332          18,294          17,686
      1994           15,907          18,305          17,497          16,650
      1995           18,457          21,221          20,095          18,931
      1996           19,579          22,526          21,240          19,898
      1997           22,729          24,731          23,241          22,315

Note: Past performance is not predictive of future performance. The performance of Class B Shares will vary from the performance of Class A Shares based on the difference in loads and fees

               Total Returns
          As of October 31, 1997
           1 Year 5 Year 10 Year
           3.60%   6.44%   8.56%   Class A
           4.08%   9.83%*          Class B

* - Since Inception Date 12/9/94

Princor Cash Management Fund
Princor Tax-Exempt Cash Management Fund

   Mike Johnson       Steve Schneider

After raising the targeted Federal Funds rate* by .25% to 5.50% in March of this year, the Federal Reserve continued to maintain this target throughout the remainder of fiscal 1997. Despite periodic strong economic releases the Fed chose to hold rates steady while they waited for stronger signs of increased inflation. Chairman Greenspan continues to believe that the economy has been on an "unsustainable track" and does not support the "new paradigm" theory which has the economy growing at a faster pace without fueling inflation. The Fund's average maturity target spent most of the year in the high 50 day to 60+ day range. Downward fluctuations occurred if the market anticipated a Federal Reserve rate adjustment. The 60+ level was maintained during the latter four months of the fiscal year. Fund management continues to target and actively monitor the industry averages to keep both yields and average maturities in line. Both Funds continue to invest from a list of the highest credit quality issues that are actively managed by the manager's analytical staff.

Investment in the money market funds is neither insured nor guaranteed by the U.S. Government. While the Funds strive to maintain a $1.00 per share net asset value, there can be no guarantee they will do so.

Fund dividends are exempt from federal taxation, but may not be exempt from state and local taxes. The alternative minimum tax applies to some investors.
Possibly, any capital gains resulting from the growth of principal are not tax-exempt.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Important Notes on the Income-Oriented Funds:

Lehman Brothers, Baa Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 104 funds.

Lehman Brothers, GNMA Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lipper GNMA Fund Average: This average consists of funds which invest a least 65% of their assets in Government National Mortgage Association securities. The one-year average currently contains 53 funds.

Lehman Brothers, High Yield Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lipper High Current Yield Fund Average: This average consists of funds which aim at high (relative) current yield from fixed-income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one-year average currently contains 173 funds.

Lehman Brothers,  Government Corporate Intermediate Index: An unmanaged index of
U. S. Government agency and Treasury securities and investment-grade corporate debt securities with maturities of five to ten years.

Lehman Brothers, Municipal Bond Index: An unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Lehman Brothers, Revenue Bond Index: An unmanaged index of investment-grade, tax-exempt revenue bonds which have been issued within the last five years and at least one year or more to maturity.

Lipper Short-Intermediate Investment Grade Debt Fund Average: This average consists of funds which invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of one to five years. The one-year average currently contains 80 funds.

Lipper General Municipal Debt Fund Average: This average consists of funds which invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The one-year average currently contains 231 funds.

Note: Mutual fund data from Lipper Analytical Services, Inc.

                    Three Keys To More Successful Investing

"Industrials Dive 554 Points" and "Stocks Plummet as Investors Seek Cover" are just two of the headlines you may have seen on October 28, 1997, the day following recent dramatic events on Wall Street. With a thud heard around the world, fear rapidly spread that the mighty bull (market, that is) had fallen out of bed! But wait! Perhaps those fears were expressed too soon. Taking a page out of the Black Monday (October 19, 1987) text book, investors chose to wait and watch what unfolded...rather than panic!

Witnessing this rational behavior, financial professionals breathed a collective sigh of relief. Because you see, those lessons from 1987 were hard learned. But over the past ten years, good registered representatives have made sure their clients understood the three keys to more successful investing--maintain a long-term perspective, invest regularly and consistently and diversify.

Maintaining  a  long-term  perspective  keeps you  focused  on the big  picture.
Investors who watch the ups and downs of the market over short time periods, often see large fluctuations. Step back and look at the securities markets over longer time periods, and you'll see that these movements become less sensational. By maintaining a long-term perspective and avoiding becoming overly concerned with sudden market movements, you improve your chances for successful investing. The following chart demonstrates how the stock market becomes less erratic when viewed over longer time periods.


                   Stock Returns for Various Holding Periods
                                  1926 - 1996


                    Year by Year Total Returns (in percent) From 1926 to 1996

                                                            Intermediate-
          Large     Small     Long-Term      Long-Term      Term           U.S
          Company   Company   Corporate      Government     Government     Treasury
 Year     Stocks    Stocks    Bonds          Bonds          Bond           Bills      Inflation

 1926     11.62      0.28      7.37          7.77           5.38           3.27      -1.49
 1927     37.49     22.10      7.44          8.93           4.52           3.12      -2 08
 1928     43.61     39.69      2.84          0.10           0.92           3.56      -0.97
 1929     -8.42    -51.36      3.27          3.42           6.01           4.75       0.20
 1930     24.90    -38.15      7.98          4.66           6.72           2.41      -6.03
 1931    -43.34    -49.75     -1.85         -5.31          -2.32           1.07      -9.52
 1932     -8.19     -5.39     10.82         16.84           8.81           0.96     -10.30
 1933     53.99    142.87     10.38         -0.07           1.83           0.30       0.51
 1934     -1.44     24.22     13.84         10.03           9.00           0.16       2.03
 1935     47.67     40.19      9.61          4.98           7.01           0.17       2.99
 1936     33.92     64.80      6.74          7.52           3.06           0.18       1.21
 1937    -35.03    -58.01      2.75          0.23           1.56           0.31       3.10
 1938     31.12     32.80      6.13          5.53           6.23          -0.02      -2.78
 1939     -0.41      0.35      3.97          5.94           4.52           0.02      -0.48
 1940     -9.78     -5.16      3.39          6.09           2.96           0.00       0.96
 1941    -11.59     -9.00      2.73          0.93           0.50           0.06       9.72
 1942     20.34     44.51      2.60          3.22           1.94           0.27       9.29
 1943     25.90     88.37      2.83          2.08           2.81           0.35       3.16
 1944     19.75     53.72      4.73          2.81           1.80           0.33       2.11
 1945     36.44     73.61      4.08         10.73           2.22           0.33       2.25
 1946     -8.07    -11.63      1.72         -0.10           1.00           0.35      18.16
 1947      5.71      0.92     -2.34         -2.62           0.91           0.50       9.01
 1948      5.50     -2.11      4.14          3.40           1.85           0.81       2.71
 1949     18.79     19.75      3.31          6.45           2.32           1.10      -1.80
 1950     31.71     38.75      2.12          0.06           0.70           1.20       5.79
 1951     24.02      7.80     -2.69         -3.93           0.36           1.49       5.87
 1952     18.37      3.03      3.52          1.16          -1.63           1.66       0.88
 1953     -0.99     -6.49      3.41          3.64           3.23           1.82       0.62
 1954     52.62     60.58      5.39          7.19           2.68           0.86      -0.50
 1955     31.56     20.44      0.48         -1.29          -0.65           1.57       0.37
 1956      6.56      4.28     -6.81         -5.59          -0.42           2.46       2.86
 1957    -10.78    -14.57      8.71          7.46           7.84           3.14       3.02
 1958     43.36     64.89     -2.22         -6.09          -1.29           1.54       1.76
 1959     11.96     16.40     -0.97         -2.26          -0.39           2.95       1.50
 1960      0.47     -3.29      9.07         13.78          11.76           2.66       1.48
 1961     26.89     32.09      4.82          0.97           1.85           2.13       0.67
 1962     -8.73    -11.90      7.95          6.89           5.56           2.73       1.22
 1963     22.80     23.57      2.19          1.21           1.64           3.12       1.65
 1964     16.48     23.52      4.77          3.51           4.04           3.54       1.19
 1965     12.45     41.75     -0.46          0.71           1.02           3.93       1.92
 1966    -10.06     -7.01      0.20          3.65           4.69           4.76       3.35
 1967     23.98     83.57     -4.95         -9.18           1.01           4.21       3.04
 1968     11.06     35.97      2.57         -0.26           4.54           5.21       4.72
 1969     -8.50    -25.05     -8.09         -5.07          -0.74           6.58       6.11
 1970      4.01    -17.43     18.37         12.11          16.86           6.52       5.49
 1971     14.31     16.50     11.01         13.23           8.72           4.39       3.36
 1972     18.98      4.43      7.26          5.69           5.16           3.84       3.41
 1973    -14.66    -30.90      1.14         -1.11           4.61           6.93       8.80
 1974    -26.47    -19.95     -3.06          4.35           5.69           8.00      12.20
 1975     37.20     52.82     14.64          9.20           7.83           5.80       7.01
 1976     23.84     57.38     18.65         16.75          12.87           5.08       4.81
 1977     -7.18     25.38      1.71         -0.69           1.41           5.12       6.77
 1978      6.56     23.46     -0.07         -1.18           3.49           7.18       9.03
 1979     18.44     43.46     -4.18         -1.23           4.09           10.38     13.31
 1980     32.42     39.88     -2.76         -3.95           3.91           11.24     12.40
 1981     -4.91     13.88     -1.24          1.86           9.45           14.71      8.94
 1982     21.41     28.01     42.56         40.36          29.10           10.54      3.87
 1983     22.51     39.67      6.26           0.65          7.41            8.80      3.80
 1984      6.27     -6.67     16.86          15.48         14.02            9.85      3.95
 1985     32.16     24.66     30.09          30.97         20.33            7.72      3.77
 1986     18.47      6.85     19.85          24.53         15.14            6.16      1.13
 1987      5.23     -9.30     -0.27          -2.71          2.90            5.47      4.41
 1988     16.81     22.87     10.70           9.67          6.10            6.35      4.42
 1989     31.49     10.18     16.23          18.11         13.29            8.37      4.65
 1990     -3.17    -21.56      6.78           6.18          9.73            7.81      6.11
 1991     30.55     44.63     19.89          19.30         15.46            5.60      3.06
 1992      7.67     23.35      9.39           8.05          7.19            3.51      2.90
 1993      9.99     20.98     13.19          18.24         11.24            2.90      2.75
 1994      1.31      3.11     -5.76          -7.77         -5.14            3.90      2.67
 1995     37.43     34.46     27.20          31.67         16.80            5.60      2.54
 1996     23.07     17.62      1.40          -0.93          2.10            5.21      3.32

               Compound Annual Returns for 5-Year Holding Periods (percent per annum) From 1926 to 1996


              Large          Small          Long-Term      Long-Term      Intermediate   U.S
              Company        Company        Corporate      Government     Government     Treasury
 Year         Stocks         Stocks         Bonds          Bonds          Bond           Bills         Inflation

 1926-1930      8.68         -12.44           5.76           4.93           4.69           3.42          -2.10
 1927-1931     -5.10         -23.74           3.87           2.25           3.11           2.98          -3.75
 1928-1932     12.47         -27.54           4.52           3.69           3.95           2.54          -5.42
 1929-1933    -11.24         -19.06           6.0l           3.66           4.13           1.89          -5.14
 1930-1934     -9.93          -2.37           8.09           4.95           4.71           0.98          -4.80
 1931-1935      3.12          14.99           8.42           5.01           4.77           0.53          -3.04
 1932-1936     22.47          45.63          10 26           7.71           5.90           0.35          -0.84
 1933-1937     14.29          23.96           8.60           4.46           4.45           0.22           1.96
 1934-1938     10.67           9.86           7.75           5.61           5.33           0.16           1.29
 1935-1939     1O.9l           5.27           5.81           4.81           4.46           0.13           0.78
 1936-1940      0.50          -2.64           4.59           5.03           3.65           0.10           0.38
 1937-1941     -7.51         -13.55           3.79           3.71           3.13           0.08           2.02
 1938-1942      4.62          10.70           3.76           4.32           3.21           0.07           3.21
 1939-1943      3.77          18.71           3.10           3.63           2.54           0.14           4.44
 1940-1944      7.67          29.28           3.25           3.01           2.00           0.20           4.98
 1941-1945     16.96          45.90           3.39           3.90           1.85           0.27           5.25
 1942-1946     17.87          45.05           3.19           3.69           1.95           0.33           6.82
 1943-1947     14.86          35.00           2.17           2.49           l.75           0.37           6.77
 1944-1948     10.87          18.43           2.43           2.75           1.55           0.47           6.67
 1945-1949     10.69          12.66           2.15           3.46           1.66           0.62           5.84
 1946-1950     9.91            7.72           1.76           1.39           1.36           0.79           6.57
 1947-l951     16.70          12.09           0.87           0.60           1.23           1.02           4.25
 1948-1952     19.37          12.55           2.05           1.37           1.37           1.25           2.65
 1949-1953     17.86          11.53           1.91           1.41           1.64           1.45           2.23
 1950-1954     23.92          18.27           2.31           1.55           1.72           1.41           2.50
 1951-1955     23.89          14.97           1.98           1.28           1.44           1.48           1.43
 1952-1956     20.18          14.21           1.10           0.93           1.28           1.67           0.84
 1953-1957     13.58          10.01           2.10           2.15           2.49           1.97           1.27
 1954-1958     22.31          23.22           0.96           0.16           1.58           1.91           1.49
 1955-1959     14.96          15.54          -0.29          -1.67           0.96           2.33           1.90
 1956-1960      8.92          10.58           1.36           1.16           3.37           2.55           2.12
 1957-1961     12.79          15.93           3.77           2.53           3.83           2.48           1.68
 1958-1962     13.31          16.65           3.63           2.42           3.39           2.40           1.33
 1959-1963      9.85          10.11           4.55           3.97           4.00           2.72           1.30
 1960-1964     10.73          11.43           5.73           5.17           4.91           2.83           1.24
 1961-1965     13.25          20.28           3.82           2.63           2.81           3.09           1.33
 1962-1966      5.72          12.13           2.88           3.17           3.38           3.61           1.86
 1963-1967     12.39          29.86           0.30          -0.14           2.47           3.91           2.23
 1964-1968     10.16          32.37           0.37          -0.43           3.04           4.33           2.84
 1965-1969      4.96          19.78          -2.22          -2.14           2.08           4.93           3.82
 1966-1970      3.34           7.51           1.23          -0.02           5.10           5.45           4.54
 1967-1971      8.42          12.47           3.32           1.77           5.90           5.38           4.54
 1968-1972      7.53           0.47           5.85           4.90           6.75           5.30           4.61
 1969-1973      2.01         -12.25           5.55           4.72           6.77           5.65           5.41
 1970-1974     -2.36         -11.09           6.68           6.72           8.11           5.93           6.60
 1971-1975      3.21           0.56           6.00           6.16           6.39           5.78           6.90
 1972-1976      4.87           6.80           7.42           6.82           7.19           5.92           7.20
 1973-1977     -0.21         -10.77           6.29           5.50           6.41           6.18           7.89
 1974-1978      4.32          24.41           6.03           5.48           6.18           6.23           7.94
 1975-1979     14.76          39.80           5.78           4.33           5.86           6.69           8.15
 1976-1980     13.95          37.35           2.36           1.68           5.08           7.77           9.21
 1977-1981      8.08          28.75          -1.33          -1.05           4.44           9.67          10.06
 1978-1982     14.05          29.28           5.57           6.03           9.60          10.78           9.46
 1979-1983     17.27          32.51           6.87           6.42          10.42          11.12           8.39
 1980-1984     14.76          21.59          11.20           9.80          12.45          11.01           6.53
 1981-1985     14.71          18.82          17.86          16.63          15.80          10.30           4.85
 1982-1986     19.87          17.32          22.51          21.62          16.98           8 60           3.30
 1983-1987     16.49           9.51          14.06          13.02          11.79           7.59           3.41
 1984-1988     15.38           6.74          15.00          14.98          11.52           7.1O           3.53
 1985-1989     20.40          10.34          14.88          15.50          11.38           6.81           3.67
 1986-1990     13.14           0.58          10.43          10.75           9.34           6.83           4.13
 1987-1991     15.36           6.86          10.44           9.81           9.40           6.71           4.52
 1988-1992     15.89          13.63          12.50          12.14          10.30           6.31           4.22
 1989-1993     14.50          13.28          13.00          13.84          11.35           5.61           3.89
 1990-1994      8.69          11.79           8.36           8.34           7.46           4.73           3.49
 1991-1995     16.57          24.51          12.22          13.10           8.81           4.29           2.79
 1992-1996     15.20          19.47           8.52           8.98           6.17           4.22           2.84


               Compound Annual Returns for 10-Year Holding Periods (percent per annum) From 1926 to 1996


              Large          Small          Long-Term      Long-Term      Intermediate   U.S
              Company        Company        Corporate      Government     Government     Treasury
 Year         Stocks         Stocks         Bonds          Bonds          Bond           Bills         Inflation

 1926-1930      5.86           0.34           7.08           4.97           4.73           1.97          -2.57
 1927-1936      7.81           5.45           7.02           4.95           4.50           1.66          -2.30
 1928-1937      0.02          -5.22           6.54           4.08           4.20           1.37          -1.80
 1929-1938     -O.89          -5.70           6.88           4.63           4.73           1.02          -1.98
 1930-1939     -0.05           1.38           6.95           4.88           4.58           0.55          -2.05
 1931-1940      1.80           5.81           6.49           5.02           4.21           0.32          -1.34
 1932-1941      6.43          12.28           6.97           5.69           4.51           0.21           0.58
 1933-1942      9.35          17.14           6.15           4.39           3.83           0.15           2.59
 1934-1943      7.17          14.20           5.40           4 62           3.93           0.15           2.85
 1935-1944      9.28          16.66           4.53           3.91           3.22           0.17           2.86
 1936-1945      8.42          19.18           3.99           4.46           2.75           0.18           2.79
 1937-1946      4.41          11.98           3.49           3.70           2.54           0.20           4.39
 1938-1947      9.62          22.24           2.96           3.40           2.48           0.22           4.97
 1939-1948      7.26          18.57           2.77           3.19           2.04           0.30           5.55
 1940-1949      9.17          20.69           2.70           3.24           1.83           0.41           5.41
 1941-1950     13.38          25.37           2.57           2.64           1.60           0.53           5.91
 1942-1951     17.28          27.51           2.02           2.13           1.59           0.67           5.53
 1943-1952     17.09          23.27           2.11           1.93           1.56           0.81           4.69
 1944-1953     14.31          14.93           2.17           2.08           1.60           0.96           4.43
 1945-1954     17.12          15.43           2.23           2.51           1.69           1.01           4.16
 1946-1955     16.69          11.29           1.87           1.33           1.40           1.14           3.96
 1947-1956     18.43          13.14           0.98           0.76           1.25           1.35           2.53
 1948-1957     16.44          11.27           2.07           1.76           1.93           1.61           1.96
 1949-1958     20.06          17.23           1.43           0.79           1.61           1.68           1.86
 1950-1959     l9.35          16.90           1.00          -0.07           1.34           1.87           2.20
 1951-1960     16.16          12.75           1.67           1.22           2.40           2.01           1.77
 1952-1961     16.43          15.07           2.43           1.73           2.55           2.08           1.26
 1953-1962     13.44          13.28           2.86           2.29           2.94           2.19           1.30
 1954-1963     15.91          16.48           2.74           2.05           2.78           2.31           1.40
 1955-1964     12.82          13.47           2.68           1.69           2.92           2.58           1.57
 1956-1965     11.06          15.33           2.58           1.89           3.09           2.82           1.73
 1957-1966      9.20          14.02           3.33           2.85           3.60           3.05           1.77
 1958-1967     12.85          23.08           1.95           1.13           2.93           3.15           1.78
 1959-1968     10.00          20.73           2.44           1.75           3.52           3.52           2.07
 1960-1969      7.81          15.53           1.68           1.45           3.48           3.88           2.52
 1961-1970      8.18          13.72           2.51           1.30           3.95           4.26           2.92
 1962-1971      7.06          12.30           3.10           2.47           4.63           4.49           3.19
 1963-1972      9.93          14.22           3.04           2.35           4.59           4.60           3.41
 1964-1973      6.00           7.77           2.93           2.11           4.89           4.98           4.12
 1965-1974      1.24           3.20           2.13           2.20           5.05           5.43           5.20
 1966-1975      3.27           3.98           3.59           3.03           5.74           5.62           5.71
 1967-1976      6.63           9.60           5.35           4.26           6.54           5.65           5.86
 1968-1977      3.59           5.50           6.07           5.20           6.58           5.74           6.24
 1969-1978      3.16           4.48           5.79           5.10           6.47           5.94           6.67
 1970-1979      5.86          11.49           6.23           5.52           6.98           6.31           7.37
 1971-1980      8.44          17.53           4.16           3.90           5.73           6.77           8.05
 1972-1981      6.47          17.26           2.95           2.81           5.80           7.78           8.62
 1973-1982      6.68          19.67           5.93           5.76           8.00           8.46           8.67
 1974-1983     10.61          28.40           6.45           5.95           8.28           8.65           8.16
 1975-1982     14.76          30.38           8.46           7.03           9.11           8.83           7.34
 1976-1985     14.33          27.75           9.84           8.99          10.31           9.03           7.01
 1977-1986     13.82          22.90           9.95           9.70          10.53           9.14           6.63
 1978-1987     15.26          18.99           9.73           9.47          10.69           9.17           6.39
 1979-1988     16.33          18.93          10.86          l0.62          10.97           9.09           5.93
 1980-1989     17.55          15.83          13.02          12.62          11.91           8.89           5.09
 1981-1990     13.93           9.32          14.09          13.75          12.52           8.55           4.49
 1982-1991     17.59          11.97          16.32          15.56          13.13           7.65           3.91
 1983-1992     16.19          11.55          13.28          12.58          11.04           6.95           3.81
 1984-1993     14.94           9.96          14.00          14.41          11.43           6.35           3.71
 1985-1994     14.40          11.06          11.57          11.86           9.40           5.76           3.58
 1986-1995     14.84          11.90          11.32          11.92           9.08           5.55           3.46
 1987-1996     15.28          12.98           9.48           9.39           7.77           5.46           3.68

Source: Computed from data from Stocks, Bonds, Bill & Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

No one has a crystal ball. Choosing exactly the right time to invest is difficult, if not impossible. Instead, a regular and consistent investment program helps you take advantage of swings in securities prices. Investing the same amount regularly, regardless of market trends, is a concept known as dollar-cost averaging. When stock prices decrease, you purchase more shares; when prices are higher, you purchase fewer shares. Though no investment program can assure a profit or protect against loss, a dollar-cost averaging program can help you ride out market ups and downs. Before beginning a dollar-cost averaging program, you should assess your ability to continue purchasing through periods of low prices levels, since such a program involves continuous investment regardless of fluctuating price levels.

Consider this dollar-cost averaging program.

The investor began a $200 per month dollar-cost averaging program. In the first five months, a total of $1000 was invested and 24 shares were purchased at an average price per share of $42.67. However, when you calculate the average cost per share paid, you see that the investor actually paid only $41.67 per share ($1000 divided by 24 shares = $41.67 per share). By investing the same amount every month, the investor was able to lower the average cost per share and take advantage of fluctuation in share prices.

================================================================================
Dollar Amount Invested     Price Paid Per Share       Number of Shares Purchased

--------------------------------------------------------------------------------
$200                       $40.00                     5
--------------------------------------------------------------------------------
$200                       $50.00                     4
--------------------------------------------------------------------------------
$200                       $33.33                     6
--------------------------------------------------------------------------------
$200                       $40.00                     5
--------------------------------------------------------------------------------
$200                       $50.00                     4
--------------------------------------------------------------------------------
Total $1000                Average $42.67 per share   Total 24 shares
================================================================================

Diversification helps distribute the risk in your investment portfolio. When you invest in a variety of asset classes, chances are that some of them will perform well even when others perform poorly. Investments which move in opposite directions are said to be negatively correlated. By diversifying your portfolio, you eliminate many of the worries associated with having all your investment dollars in a single asset class. The following shows how investing in different asset classes (which are negatively correlated) can help reduce portfolio volatility.


                             Time

           O      X       O       X      O      X        O       X        O
            O   X   X   O   O   X   X  O   O  X   X    O   O   X    X   O
Value         X       O       X      O       X       O       X        O
             X  O   O  X   X   O    O   X   X  O   O   X    X   O    O   X
           X      O      X        O       X      O        X        O        X


During times of market volatility, we suggest you remember the hard-learned lessons of 1987: maintain your long-term perspective, invest regularly and consistently and diversify. If you keep these in mind, the chances are good that you'll enjoy greater success as an investor.

Each example shown here is for illustrative purposes only. They are not meant to represent the actual performance or share price of any Princor fund. Past performance provides no assurance of future results. Investment return and principal values will fluctuate so that, when redeemed, shares may be worth more or less than the original cost.

October 31, 1997

STATEMENTS OF ASSETS AND LIABILITIES

                                                  Princor       Princor  Princor Capital     Princor        Princor       Princor
                                                 Balanced      Blue Chip  Accumulation   Emerging Growth    Growth       Utilities
GROWTH FUNDS (DOMESTIC)                         Fund, Inc.    Fund, Inc.   Fund, Inc.      Fund, Inc.     Fund, Inc.    Fund, Inc.
 Investment in securities -- at cost.......   $ 96,234,653  $ 96,660,150  $402,289,056    $282,800,379   $232,575,765   $62,461,957

 Assets
 Investment in securities -- at value (Note 4)$106,554,104  $111,007,205  $532,992,503    $427,238,488   $368,916,504   $72,773,934
 Cash....................................            2,000         1,491         1,450           6,582         34,814         2,000
 Receivables:
    Dividends and interest.................        576,197       122,929       891,844         368,679        276,924       358,515
    Investment securities sold..............        --         2,330,949     6,388,110         --           6,624,700          --
    Capital Stock sold......................       134,132       378,067       669,764         557,152        410,163        18,284
 Other assets...............................         3,796           545        24,412           2,129          8,638           432

                               Total Assets    107,270,229   113,841,186   540,968,083     428,173,030    376,271,743    73,153,165
 Liabilities
 Accrued expenses...........................       137,624        86,020       351,865         357,440        324,347        92,514
 Payables:
    Investment securities purchased.........        --            --           484,210       4,062,365        --            191,656
    Capital Stock reacquired................        66,970         3,659       122,167          85,325         55,834        53,619

                          Total Liabilities        204,594        89,679       958,242       4,505,130        380,181       337,789

 Net Assets Applicable to
 Outstanding Shares  .......................  $107,065,635  $113,751,507  $540,009,841    $423,667,900   $375,891,562   $72,815,376



 Net Assets Consist of:
 Capital Stock..............................  $     70,956  $     56,307  $    182,006      $   93,622   $     74,563  $     58,028
 Additional paid-in capital.................    89,151,738    87,123,080   360,956,197     268,648,191    227,449,485    62,064,393
 Accumulated undistributed net
    investment income.......................        75,127        79,494     3,270,973          36,047        813,820       445,581
 Accumulated undistributed net realized
    gain (loss) on investment transactions..     7,448,363    12,145,571    44,897,218      10,451,931     11,212,955       (64,603)
 Net unrealized appreciation of investments.    10,319,451    14,347,055   130,703,447     144,438,109    136,340,739    10,311,977

                           Total Net Assets   $107,065,635  $113,751,507  $540,009,841    $423,667,900   $375,891,562   $72,815,376


 Capital Stock (par value: $.01 a share):
 Shares authorized..........................   100,000,000   100,000,000   100,000,000     100,000,000    100,000,000 1,000,000,000

 Net Asset Value Per Share:
 Class A:  Net Assets.......................   $85,436,157   $79,984,970  $494,444,176    $346,666,076   $317,386,196   $64,365,733
              Shares issued and outstanding.     5,655,291     3,954,855    16,655,239       7,648,242      6,293,303     5,128,206
             Net asset value per share......        $15.11        $20.22        $29.69          $45.33         $50.43        $12.55
         Maximum offering price per share(a)        $15.86        $21.23        $31.17          $47.59         $52.94        $13.18


 Class B:  Net Assets.......................   $11,884,919   $18,264,614   $27,240,130     $59,553,656    $42,240,638    $6,937,262
              Shares issued and outstanding.       789,927       906,999       923,000       1,327,081        838,793       553,485
             Net asset value per share(b)...        $15.05        $20.14        $29.51          $44.88         $50.36        $12.53


 Class R:  Net Assets.......................    $9,744,559   $15,501,923   $18,325,535     $17,448,168    $16,264,728    $1,512,381
              Shares issued and outstanding.       650,354       768,856       622,398         386,887        324,239       121,119
             Net asset value per share......        $14.98        $20.16        $29.44          $45.10         $50.16        $12.49

  (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
  (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 See accompanying notes.

Year Ended October 31, 1997

STATEMENTS OF OPERATIONS

                                                    Princor      Princor    Princor Capital     Princor         Princor    Princor
                                                   Balanced     Blue Chip    Accumulation   Emerging Growth     Growth    Utilities
GROWTH FUNDS (DOMESTIC)                           Fund, Inc.   Fund, Inc.     Fund, Inc.      Fund, Inc.      Fund, Inc. Fund, Inc.


    Net Investment Income
    Income:
       Dividends.............................  $   1,145,579 $  1,744,320  $  12,408,674     $  2,487,286   $  3,616,275 $3,610,326
       Interest...............................     2,328,983      262,357        572,572        2,495,557      1,972,348     45,428

                                 Total Income      3,474,562    2,006,677     12,981,246        4,982,843      5,588,623  3,655,754

    Expenses:
       Management and investment advisory
          fees (Note 3).......................       556,009      417,958      2,031,143        2,004,305      1,443,120    436,296
       Distribution and shareholder servicing
          fees (Note 1 and 3).................       328,952      329,357        824,254        1,059,596        851,065    223,460
       Transfer and administrative services
          (Note 1 and 3)......................       364,442      402,003        837,825        1,308,608      1,121,832    230,151
       Registration fees (Note 1).............        49,872       45,038         61,183           88,950         73,665     42,365
       Custodian fees ........................         5,332        4,232          4,749            6,557          5,044      2,862
       Auditing and legal fees ...............         6,251        5,899          8,980            8,057          8,266      6,338
       Directors' fees .......................         7,268        7,268          7,566            7,642          7,567      7,268
       Other .................................        21,850       21,023         69,333           79,342         69,999     18,011

                         Total Gross Expenses      1,339,976    1,232,778      3,845,033        4,563,057      3,580,558    966,751
       Less:  Management and investment
          advisory fees waived................        --           --             --              --              --         79,048

                           Total Net Expenses      1,339,976    1,232,778      3,845,033        4,563,057      3,580,558    887,703

                        Net Investment Income      2,134,586      773,899      9,136,213          419,786      2,008,065  2,768,051

    Net Realized and Unrealized
    Gain on Investments
    Net realized gain from investment
       transactions                                7,456,891   12,146,669     44,903,311       10,456,322     11,213,338  1,274,214
    Change in unrealized appreciation/
       depreciation of investments............     3,601,722      617,291     57,109,297       80,084,426     65,942,389  5,564,046

                  Net Realized and Unrealized
                   Gain (Loss) on Investments     11,058,613   12,763,960    102,012,608       90,540,748     77,155,727  6,838,260


                   Net Increase in Net Assets
                    Resulting from Operations    $13,193,199  $13,537,859   $111,148,821      $90,960,534    $79,163,792 $9,606,311

    See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Princor                           Princor
                                                                   Balanced                          Blue Chip
GROWTH FUNDS (DOMESTIC)                                           Fund, Inc.                        Fund, Inc.
                                                             1997            1996               1997           1996

    Operations
    Net investment income ............................   $  2,134,586   $  1,869,747       $     773,899  $     562,602
    Net realized gain from investment transactions....      7,456,891      6,825,321          12,146,669      1,456,128
    Change in unrealized appreciation/
        depreciation of investments...................      3,601,722        751,917             617,291      4,958,684

                           Net Increase in Net Assets
                            Resulting from Operations      13,193,199      9,446,985          13,537,859      6,977,414

    Dividends and Distributions to Shareholders From
    net investment income:
        Class A.......................................     (1,962,353)    (1,977,960)           (664,560)      (597,121)
        Class B ......................................       (152,316)       (80,727)            (25,978)       (28,747)
        Class R.......................................       (102,915)        (3,345)a           (42,305)        (3,612)a

    From net realized gain on investments:
        Class A ......................................     (6,130,810)    (2,798,187)         (1,212,100)      (811,021)
        Class B ......................................       (566,868)       (71,791)           (188,032)       (46,234)
        Class R.......................................       (112,915)        --                 (55,610)        --

                    Total Dividends and Distributions      (9,028,177)    (4,932,010)         (2,188,585)     (1,486,735)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................     21,449,772     14,014,587          34,250,614     16,456,171
        Class B ......................................      5,741,685      4,729,247          11,442,392      4,623,404
        Class R.......................................      9,101,517        894,478a         14,353,877      1,584,827a
    Shares issued in reinvestment of dividends and
    distributions:
        Class A.......................................      7,361,276      3,967,925           1,791,093      1,107,738
        Class B ......................................        712,904        151,751             211,943         74,660
        Class R.......................................        215,722          3,345a             97,891          3,610a
    Shares redeemed:
        Class A ......................................    (17,550,684)    (8,463,657)         (9,512,640)   (13,383,349)
        Class B ......................................       (943,794)      (499,765)         (1,463,536)      (370,763)
        Class R ......................................       (846,178)       (42,847)a        (1,259,802)       (40,315)a

               Net Increase (Decrease) in Net Assets
                      from Capital Share Transactions      25,242,220     14,755,064          49,911,832     10,055,983

                                       Total Increase      29,407,242     19,270,039          61,261,106     15,546,662

    Net Assets
    Beginning of year.................................     77,658,393     58,388,354          52,490,401     36,943,739

    End of year (including undistributed net
        investment income as set forth below).........   $107,065,635  $  77,658,393        $113,751,507$     52,490,401

    Undistributed Net Investment Income     ..........   $     75,127   $    158,125       $      79,494  $      38,438

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


GROWTH FUNDS (Domestic)


                                                                  Princor Capital                            Princor
                                                                   Accumulation                          Emerging Growth
                                                                    Fund, Inc.                             Fund, Inc.
                                                               1997            1996                   1997           1996

    Operations
    Net investment income ............................    $    9,136,213  $   7,096,846           $   419,786   $    824,482
    Net realized gain from investment transactions....        44,903,311     62,796,872            10,456,322      8,797,569
    Change in unrealized appreciation/
        depreciation of investments...................        57,109,297     21,196,743            80,084,426     21,625,120

                           Net Increase in Net Assets
                            Resulting from Operations        111,148,821     91,090,461            90,960,534     31,247,171

    Dividends and Distributions to Shareholders From
    net investment income:
        Class A.......................................        (8,406,934)    (6,575,207)             (741,359)      (769,946)
        Class B ......................................          (131,991)       (40,153)               (4,780)        (5,762)
        Class R.......................................           (86,476)          (377)a                (594)          (100)a

    From net realized gain on investments:
        Class A ......................................       (60,902,870)   (20,944,284)           (7,708,737)    (3,664,659)
        Class B ......................................        (1,471,954)      (159,788)             (989,543)      (234,733)
        Class R.......................................          (338,789)      --                     (95,503)          --

                    Total Dividends and Distributions        (71,339,014)   (27,719,809)           (9,540,516)    (4,675,200)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................        57,963,775     38,526,395            76,822,359     73,310,489
        Class B ......................................        15,764,589      6,857,184            24,764,751     18,956,446
        Class R.......................................        16,511,369      1,747,855a           14,520,116      2,007,738a
    Shares issued in reinvestment of dividends and
    distributions:
        Class A.......................................        68,083,831     27,060,108             8,245,913      4,310,643
        Class B ......................................         1,583,642        199,814               981,686        236,262
        Class R.......................................           425,209            377a               96,080            100a
    Shares redeemed:
        Class A ......................................      (103,901,296)   (31,940,130)          (36,719,008)   (23,052,083)
        Class B ......................................        (1,795,682)      (468,502)           (4,945,062)    (1,969,387)
        Class R ......................................        (1,636,526)       (57,097)a          (1,479,854)       (19,892)a

               Net Increase (Decrease) in Net Assets
                      from Capital Share Transactions         52,998,911     41,926,004            82,286,981     73,780,316

                                       Total Increase         92,808,718    105,296,656           163,706,999    100,352,287

    Net Assets
    Beginning of year.................................       447,201,123    341,904,467           259,960,901    159,608,614

    End of year (including undistributed net
        investment income as set forth below).........    $  540,009,841   $447,201,123          $423,667,900   $259,960,901

    Undistributed Net Investment Income     ..........    $    3,270,973  $   2,760,161          $   36,047     $    373,519


                                                                      Princor                           Princor
                                                                      Growth                           Utilities
GROWTH FUNDS (Domestic)                                             Fund, Inc.                        Fund, Inc.
                                                                1997           1996               1997           1996

    Operations
    Net investment income ............................      $  2,008,065  $   1,998,350  $       2,768,051   $  2,763,362
    Net realized gain from investment transactions....        11,213,338      2,443,260         1,274,214       1,903,036
    Change in unrealized appreciation/
        depreciation of investments...................        65,942,389     15,785,039         5,564,046         907,722

                           Net Increase in Net Assets
                            Resulting from Operations         79,163,792     20,226,649         9,606,311       5,574,120

    Dividends and Distributions to Shareholders From
    net investment income:
        Class A.......................................        (1,853,254)    (1,861,151)       (2,431,314)    ( 2,523,991)
        Class B ......................................           (14,911)       (18,683)         (183,927)       (158,855)
        Class R.......................................            (8,766)           (57)a         (28,627)         (1,864)a

    From net realized gain on investments:
        Class A ......................................        (2,178,840)    (5,595,988)           --             --
        Class B ......................................          (232,571)      (291,406)           --             --
        Class R.......................................           (27,607)       --                 --             --

                    Total Dividends and Distributions         (4,315,949)    (7,767,285)       (2,643,868)     (2,684,710)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................        54,732,684     57,801,956         5,270,881      11,274,737
        Class B ......................................        14,638,635     16,237,487         2,196,079       3,349,548
        Class R.......................................        13,558,095      2,064,878a        1,364,313         308,620a
    Shares issued in reinvestment of dividends and
    distributions:
        Class A.......................................         3,915,241      7,227,308         2,147,554       2,196,843
        Class B ......................................           244,569        308,579           165,257         146,631
        Class R.......................................            36,360             57a           28,603           1,864a
    Shares redeemed:
        Class A ......................................       (35,146,370)   (22,732,322)      (15,663,584)    (15,770,532)
        Class B ......................................        (4,184,396)    (1,567,488)       (1,595,827)     (2,007,039)
        Class R ......................................        (1,144,394)       (13,380)a        (272,901)         (2,894)a

               Net Increase (Decrease) in Net Assets
                      from Capital Share Transactions         46,650,424     59,327,075        (6,359,625)       (502,222)

                                       Total Increase        121,498,267     71,786,439           602,818       2,387,188

    Net Assets
    Beginning of year.................................       254,393,295    182,606,856        72,212,558      69,825,370

    End of year (including undistributed net
        investment income as set forth below).........      $375,891,562   $254,393,295     $  72,815,376   $  72,212,558

    Undistributed Net Investment Income     ..........      $    813,820    $   682,686     $     445,581   $     325,361

     a Period from February 27, 1996 (date operations commenced) through October 31, 1996.

     See accompanying notes.

October 31, 1997

NOTES TO FINANCIAL STATEMENTS


  Princor Balanced Fund, Inc.
  Princor Blue Chip Fund, Inc.
  Princor Capital Accumulation Fund, Inc.
  Princor Emerging Growth Fund, Inc.
  Princor Growth Fund, Inc.
  Princor Utilities Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Balanced Fund, Inc., Princor Blue Chip Fund, Inc., Princor Capital Accumulation Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc. and Princor Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Domestic Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the year ended October 31, 1997, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                 Distribution and                Transfer and
                                            Shareholder Servicing Fees      Administrative Services          Registration Fees

                                            Class A   Class B   Class R    Class A   Class B Class R    Class A  Class B  Class R

     Princor Balanced Fund, Inc.            $207,135 $  82,018  $39,799   $110,153   $17,336 $ 9,330    $10,880 $  9,485  $7,484
     Princor Blue Chip Fund, Inc.            158,562   109,019   61,776     87,710    22,712  11,712      8,361    9,429   7,468
     Princor Capital Accumulation Fund, Inc. 583,332   166,429   74,493    305,637    32,691  16,025     14,522    9,855   7,085
     Princor Emerging Growth Fund, Inc.      717,159   272,547   69,890    435,639    76,306  18,022     25,017   12,483   7,775
     Princor Growth Fund, Inc.               587,173   193,368   70,524    381,849    64,214  16,328     16,821   10,765   8,624
     Princor Utilities Fund, Inc.            163,975    52,578    6,907     96,790     9,820   2,843     13,435    7,140   7,099

The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Domestic Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis.

The Domestic Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the years ended October 31, 1997 and 1996 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

At October 31, 1997, Princor Utilities Fund, Inc. had a net capital loss carryforward of approximately $65,000 which expires in 2003.

Note 3 -- Management Agreement and Transactions With Affiliates

The Domestic Growth Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company)(the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Domestic Growth Funds is as follows:

                                                 Net Asset Value of Funds
                                                      (in millions)

                                         First    Next    Next     Next   Over
                                         $100     $100    $100     $100   $400

Princor Balanced Fund, Inc.              0.60%   0.55%    0.50%   0.45%   0.40%
Princor Blue Chip Fund, Inc.             0.50%   0.45%    0.40%   0.35%   0.30%
Princor Capital Accumulation Fund, Inc.  0.50%   0.45%    0.40%   0.35%   0.30%
Princor Emerging Growth Fund, Inc.       0.65%   0.60%    0.55%   0.50%   0.45%
Princor Growth Fund, Inc.                0.50%   0.45%    0.40%   0.35%   0.30%
Princor Utilities Fund, Inc.             0.60%   0.55%    0.50%   0.45%   0.40%

The  Domestic   Growth  Funds  also  reimburse  the  Manager  for  transfer  and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

 The Manager voluntarily waives a portion of its fee for the Princor Utilities Fund, Inc. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amount waived and the operating limits, which were maintained at or below those shown, are as follows:

                                     Amount
                                     Waived

                                    Year Ended        Year Ended      Expense
                                 October 31, 1997   October 31, 1996   Limit

Princor Utilities Fund, Inc.:
  Class A                              $65,940          $54,932        1.15%
  Class B                                3,753            6,690        1.90%
  Class R                                9,355           --(a)         1.65%

     (a) Period from February 27, 1996, (date operations commenced) through October 31, 1996.

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by Princor Utilities Fund, Inc. through October 31, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, and for Class B shares at 4.00%, of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the period ended October 31, 1997 were as follows:

                                                Class A           Class B

   Princor Balanced Fund, Inc.               $   497,949          $20,396
   Princor Blue Chip Fund, Inc.                  797,403           18,800
   Princor Capital Accumulation Fund, Inc.     1,355,878           28,117
   Princor Emerging Growth Fund, Inc.          2,073,917           78,747
   Princor Growth Fund, Inc.                   1,466,748           81,948
   Princor Utilities Fund, Inc.                  141,999           27,905

No brokerage commissions were paid by the Domestic Growth Funds to Princor Financial Services Corporation during the periods ended October 31, 1997 and 1996. Brokerage commissions were paid to other affiliates by the following funds:

                                             Year Ended        Year Ended
                                             October 31,       October 31,
                                                1997              1996

   Princor Balanced Fund, Inc.                 $15,194         $     555
   Princor Blue Chip Fund, Inc.                 21,243               420
   Princor Capital Accumulation Fund, Inc.      17,016            25,993
   Princor Emerging Growth Fund, Inc.            3,750               500
   Princor Growth Fund, Inc.                     4,637              --
   Princor Utilities Fund, Inc.                  4,665             2,217

The Domestic Growth Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Each of the Domestic Growth Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Each of the Domestic Growth Funds adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Domestic Growth Funds.

At October 31, 1997, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the Domestic Growth Funds as follows:

                                               Class A    Class B    Class R
 Princor Balanced Fund, Inc.                     59,946      102      2,437
 Princor Blue Chip Fund, Inc.                    64,477       89         64
 Princor Capital Accumulation  Fund, Inc.     5,331,983       64         47
 Princor Emerging Growth Fund, Inc.              46,739       44         31
 Princor Growth Fund, Inc.                       37,577       36         26
 Princor Utilities Fund, Inc.                    85,553      121         90

Note 4 -- Investment Transactions

For the year ended October 31, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                                Purchases              Sales
Princor Balanced Fund, Inc.                  $  30,297,613       $  24,321,006
Princor Blue Chip Fund, Inc.                    90,170,258          43,742,031
Princor Capital Accumulation Fund, Inc.        151,641,157         169,985,349
Princor Emerging Growth Fund, Inc.             106,456,640          28,626,054
Princor Growth Fund, Inc.                       52,941,105          45,300,042
Princor Utilities Fund, Inc.                    16,017,778          22,025,002

At October 31, 1997, net unrealized appreciation of investments by the Domestic Growth Funds was composed of the following:

                                                               Net Unrealized
                                       Gross Unrealized         Appreciation
                                Appreciation   (Depreciation)  of Investments
Princor Balanced Fund, Inc.    $  12,708,281   $  (2,388,830) $  10,319,451
Princor Blue Chip Fund, Inc.      17,303,715      (2,956,660)    14,347,055
Princor Capital Accumulation
  Fund, Inc.                     136,706,857      (6,003,410)   130,703,447
Princor Emerging Growth
  Fund, Inc.                     163,534,559     (19,096,450)   144,438,109
Princor Growth Fund, Inc.        142,676,155      (6,335,416)   136,340,739
Princor Utilities Fund, Inc.      11,430,685      (1,118,708)    10,311,977

At October 31, 1997, the Domestic Growth Funds held the following securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect a sale in the ordinary course of business.

                                                                                               Value at      Value as a
                                                                     Date of                  October 31,   Percentage of
                                   Security Description            Acquisition      Cost         1997        Net Assets

   Princor Emerging        Ciba-Geigy Corp.; Exchangeable
   Growth Fund, Inc.         Subordinated Debentures                 3/20/91      $350,000  $    368,375     .09%
                            Sierra On Line;
                             Convertible Subordinated Debentures     8/15/94       458,750     1,961,875     .46
                                                                     8/17/94       447,125     1,922,638     .46

                                                                                               4,252,888       1.01
   Princor Growth          Ciba-Geigy Corp.; Exchangeable
   Fund, Inc.                Subordinated Debentures                 3/20/91       500,000       526,250     .14

The Domestic  Growth  Funds'  investments  are with  various  issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                 Princor                Princor Blue            Princor Capital
                                                           Balanced Fund, Inc.         Chip Fund, Inc.       Accumulation Fund, Inc.
  Year Ended October 31, 1997:
  Shares sold:
    Class A   .........................................        1,484,901                  1,757,696                  2,094,307
    Class B   .........................................          394,660                    585,899                    569,099
    Class R   .........................................          632,661                    734,050                    600,469
  Shares issued in reinvestment of dividends and
  distributions:
    Class A ...........................................          521,642                     97,219                  2,633,617
    Class B ...........................................           50,747                     11,785                     61,682
    Class R   .........................................           15,156                      5,263                     16,393
  Shares redeemed:
    Class A   .........................................       (1,197,833)                  (495,337)                (3,785,181)
    Class B   .........................................          (65,006)                   (73,924)                   (64,340)
    Class R   .........................................          (57,684)                   (62,702)                   (58,005)

                                          Net Increase         1,779,244                  2,559,949                  2,068,041



  Year Ended October 31, 1996, Except as Noted:
  Shares sold:
    Class A   .........................................        1,006,927                  1,010,928                  1,522,381
    Class B   .........................................          342,259                    285,616                    271,398
    Class R*   ........................................           62,977                     94,417                     65,641
  Shares issued in reinvestment of dividends and
  distributions:
    Class A ...........................................          289,049                     69,998                  1,127,785
    Class B ...........................................           11,027                      4,760                      8,361
    Class R*   ........................................              234                        214                         15
  Shares redeemed:
    Class A   .........................................         (606,332)                  (828,161)                (1,274,731)
    Class B   .........................................          (35,859)                   (22,683)                   (18,454)
    Class R*   ........................................           (2,990)                    (2,386)                    (2,115)

                                          Net Increase         1,067,292                    612,703                  1,700,281

     * Period from February 27, 1996 (date operations commenced) through October 31, 1996.

                                                                Princor                   Princor                     Princor
                                                             Emerging Growth               Growth                    Utilities
                                                               Fund, Inc.                Fund, Inc.                 Fund, Inc.

  Year Ended October 31, 1997:
  Shares sold:
    Class A   .........................................        1,925,742                  1,188,640                    442,282
    Class B   .........................................          622,365                    315,097                    182,586
    Class R  ..........................................          363,949                    296,077                    114,303
  Shares issued in reinvestment of dividends and
  distributions:
    Class A ...........................................          223,920                     89,929                    179,204
    Class B ...........................................           27,006                      5,779                     13,766
    Class R............................................            2,629                        863                      2,382
  Shares redeemed:
    Class A   .........................................         (920,261)                  (760,739)                (1,312,610)
    Class B   .........................................         (125,040)                   (91,289)                  (133,160)
    Class R   .........................................          (36,211)                   (23,813)                   (23,006)

                               Net Increase (Decrease)         2,084,099                  1,020,544                   (534,253)



  Year Ended October 31, 1996, Except as Noted:
  Shares sold:
    Class A   .........................................        2,182,164                  1,486,767                    985,437
    Class B   .........................................          566,438                    418,002                    292,572
    Class R*  .........................................           57,072                     51,440                     27,529
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................          136,102                    191,988                    190,416
    Class B ...........................................            7,537                      8,274                     12,720
    Class R*...........................................                3                          2                        167
  Shares redeemed:
    Class A   .........................................         (688,302)                  (587,050)                (1,377,265)
    Class B   .........................................          (58,563)                   (40,235)                  (176,703)
    Class R *  ........................................             (555)                      (330)                      (256)

                               Net Increase (Decrease)         2,201,896                  1,528,858                    (45,383)

     * Period from February 27, 1996 (date operations commenced) through October 31, 1996.

Note 6 -- Line of Credit

The Domestic Growth Funds participate with the other funds managed by Princor Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each quarter. At October 31, 1997, the Domestic Growth Funds had no outstanding borrowings under the line of credit.

October 31, 1997

SCHEDULES OF INVESTMENTS


GROWTH FUNDS (DOMESTIC)

PRINCOR BALANCED FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (55.24%)

Auto & Home Supply Stores (1.13%)
   AutoZone, Inc.                         41,000(a)$ 1,212,063

Bakery Products (0.56%)
   Sara Lee Corp.                         11,800       603,275

Beverages (1.19%)
   Pepsico, Inc.                          24,300       894,544
   Universal Foods Corp.                   9,600       378,600

                                                     1,273,144
Commercial Banks (4.53%)
   BankBoston Corp.                       12,600     1,021,387
   CoreStates Financial Corp.             11,600       843,900
   First of America Bank Corp.             5,050       281,538
   Fleet Financial Group, Inc.            13,200       848,925
   Nationsbank Corp.                      15,500       928,062
   PNC Financial Corp.                    19,400       921,500

                                                     4,845,312
Commercial Printing (0.54%)
   R. R. Donnelley & Sons Co.             17,700       577,463

Communications Equipment (0.66%)
   Allen Telecom, Inc.                    11,100(a)    210,206
   DSC Communications Corp.               20,500(a)    499,688

                                                       709,894
Computer & Data Processing
Services (3.20%)
   Adobe Systems, Inc.                    18,400       878,600
   Computer Sciences Corp.                10,500(a)    744,844
   Electronic Data Systems Corp.          33,400     1,292,162
   First Data Corp.                       17,400       505,688
   Siebel Systems, Inc.                       61(a)      2,476

                                                     3,423,770
Computer & Office Equipment (1.67%)
   Hewlett-Packard Co.                    10,300       635,381
   International Business Machines Corp.  11,700     1,147,331

                                                     1,782,712
Consumer Products (1.95%)
   Fortune Brands, Inc.                   31,000     1,024,938
   Philip Morris Cos., Inc.               11,700       463,612
   UST, Inc.                              19,900       595,756

                                                     2,084,306
Crude Petroleum & Natural Gas (1.43%)
   Texaco, Inc.                           26,800     1,525,925

Department Stores (0.86%)
   Dillard's, Inc., Class A               23,900       917,163

Drug Stores & Proprietary Stores (0.47%)
   Rite Aid Corp.                          8,400       498,750

Drugs (3.85%)
   Abbott Labs                             7,100       435,319
   American Home Products Corp.           13,500     1,000,687
   Johnson & Johnson                      15,300       877,838
   Merck & Co., Inc.                       9,200       821,100
   Pharmacia & Upjohn, Inc.               31,100       987,425

                                                     4,122,369
Eating & Drinking Places (0.08%)
   Tricon Global Restaurants, Inc.         2,660        80,631

Electric Services (2.26%)
   Central & Southwest Corp.              48,900     1,054,406
   Dominion Resources, Inc.               13,900       516,906
   Houston Industries, Inc.               26,700       580,725
   Potomac Electric Power Co.             12,000       269,250

                                                     2,421,287
Electrical Industrial Apparatus (0.87%)
   Emerson Electric Co.                   17,800       933,388

Electronic Distribution Equipment (0.50%)
   General Electric Co.                    8,300       535,869

Fats & Oils (1.03%)
   Archer Daniels Midland Co.             49,708     1,106,003

Fire, Marine & Casualty
Insurance (0.55%)
   General Re Corp                         3,000       591,563

General Industrial Machinery (0.63%)
   Pall Corp.                             32,500       672,344

Grain Mill Products (0.99%)
   Ralston-Ralston Purina Group           11,800     1,059,050

Greeting Cards (0.85%)
   American Greetings Corp.               26,100       905,344

Grocery Stores (3.80%)
   Albertson's, Inc.                      40,200     1,482,375
   American Stores Co.                    43,200     1,109,700
   Sysco Corp.                            37,000     1,480,000

                                                     4,072,075
Household Furniture (0.82%)
   Masco Corp.                            20,100       881,887

Industrial Inorganic Chemicals (0.85%)
   Dow Chemical Co.                        6,800       617,100
   Eastman Chemical Co.                    4,850       289,181

                                                       906,281
Jewelry, Silverware &
Plated Ware (0.18%)
   Jostens, Inc.                           8,400       195,825

Life Insurance (0.87%)
   Lincoln National Corp.                 13,600       935,000

Management & Public Relations (1.36%)
   Cognizant Corp.                        20,800       815,100
   Dun & Bradstreet Corp.                 22,500       642,656

                                                     1,457,756
Meat Products (0.82%)
   Tyson Foods, Inc.                      46,350       874,856

Medical Instruments & Supplies (0.96%)
   St. Jude Medical, Inc.                 33,850(a)  1,026,078

Medical Service & Health
Insurance (1.91%)
   AON Corp.                              11,400       614,888
   Foundation Health Systems, Inc.,
     Class A                              28,550(a)    820,812
   Pacificare Health Systems, Inc.,
     Class B                               9,500(a)    615,125

                                                     2,050,825
Metal Forgings & Stampings (0.54%)
   Newell Co.                             15,100       579,463

Miscellaneous Electrical Equipment &
Supplies (0.51%)
   Motorola, Inc.                          8,800       543,400

Miscellaneous Shopping Goods
Stores (1.59%)
   Toys 'R' Us, Inc.                      49,900(a)  1,699,719

Motor Vehicles, Parts &
Supplies (1.13%)
   Grainger (W. W.), Inc.                 13,800     1,206,637

Paper Mills (1.49%)
   Kimberly Clark Corp.                   30,700     1,594,481

Petroleum Refining (3.34%)
   Amoco Corp.                             6,700       614,306
   Atlantic Richfield Co.                 17,200     1,415,775
   Exxon Corp.                            25,200     1,548,225

                                                     3,578,306
Plastic Materials & Synthetics (0.11%)
   Wellman, Inc.                           5,900       119,844

Rubber & Plastics Footwear (0.65%)
   Nike, Inc.                             14,900       700,300

Sanitary Services (1.44%)
   Browning-Ferris Industries, Inc.       16,500       536,250
   Waste Management, Inc.                 43,300     1,012,137

                                                     1,548,387
Security & Commodity
Exchanges (0.34%)
   Nextlevel Systems                      27,000(a)    364,500

Telephone Communication (1.37%)
   AT&T Corp.                             13,800       675,338
   GTE Corp.                              18,600       789,337

                                                     1,464,675
Toys & Sporting Goods (0.69%)
   Hasbro, Inc.                           25,400       736,600

Variety Stores (0.67%)
   Wal-Mart Stores, Inc.                  20,500       720,062


                             Total Common Stocks    59,138,582

Preferred Stocks (1.36%)

Motor Vehicles & Equipment (1.31%)
   Ford Motor Co.
     Series A Convertible                 10,000     1,402,500

Paper Mills (0.05%)
   Fort James Corp.
     Exchangeable                          1,000        57,500



                          Total Preferred Stocks     1,460,000



                                        Principal
                                         Amount         Value


Bonds (1.74%)

Aircraft & Parts (0.24%)
   Rohr Industries, Inc.
     Convertible Subordinated
     Debentures; 7.00%; 10/1/12        $ 260,000   $   256,100

Blast Furnace & Basic
Steel Products (0.34%)
   Quanex Corp. Convertible
     Subordinated Debentures;
     6.88%; 6/30/07                      350,000       360,938

Engines & Turbines (0.46%)
   Outboard Marine Corp. Convertible
     Subordinated Debentures;
     7.00%; 7/1/02                       500,000       496,250

Petroleum Refining (0.55%)
   Pennzoil Co. Senior Exchangeable
     Debentures; 6.50%; 1/15/03          300,000       587,625

Trucking & Courier Services,
Except Air (0.15%)
   Builders Transport, Inc. Convertible
     Subordinated Debentures;
      6.50%; 5/1/11                      306,000(b)    163,710


                                     Total Bonds     1,864,623

U.S. Government Treasury Notes & Bonds (37.74%)

Treasury Notes & Bonds (37.74%)
   5.13%; 2/28/98                      4,000,000     3,995,000
   5.13%; 11/30/98                     1,000,000       995,313
   6.00%; 10/15/99                     2,150,000     2,166,798
   5.50%; 4/15/00                      5,800,000     5,778,250
   6.25%; 4/30/01                      2,000,000     2,032,500
   6.38%; 9/30/01                      2,000,000     2,042,500
   6.38%; 8/15/02                      3,300,000     3,384,563
   5.75%; 8/15/03                      4,800,000     4,786,502
   5.88%; 2/15/04                      4,000,000     4,016,252
   7.50%; 2/15/05                      1,000,000     1,094,688
   8.25%; 5/15/05                        750,000       790,781
   5.63%; 2/15/06                      3,600,000     3,532,500
   7.25%; 5/15/16                      1,575,000     1,757,602
   7.50%; 11/15/16                     1,575,000     1,800,422
   7.25%; 8/15/22                      1,000,000     1,126,250
   6.25%; 8/15/23                      1,100,000     1,102,750

                                                    40,402,671

Commercial Paper (3.44%)

Personal Credit Institutions (3.44%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.73%; 11/3/97                     3,688,228    3,688,228



            Total Portfolio Investments (99.52%)   106,554,104

Cash, receivables and other assets,
   net of liabilities (0.48%)                          511,531


                      Total Net Assets (100.00%)  $107,065,635


(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Non-income producing - Security in default.

PRINCOR BLUE CHIP FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (95.88%)

Bakery Products (2.89%)
   Sara Lee Corp.                         64,200   $ 3,282,225

Beverages (5.74%)
   Anheuser-Busch Cos., Inc.              81,900     3,270,881
   Pepsico, Inc.                          88,400     3,254,225

                                                     6,525,106
Commercial Banks (5.67%)
   Banc One Corp.                         63,345     3,301,858
   J. P. Morgan & Co., Inc.               28,700     3,149,825

                                                     6,451,683

Computer & Office Equipment (5.89%)
   Automatic Data Processing, Inc.        69,200     3,537,850
   Hewlett-Packard Co.                    51,300     3,164,569

                                                     6,702,419
Drugs (11.61%)
   American Home Products Corp.           47,800     3,543,175
   Johnson & Johnson                      59,200     3,396,600
   Merck & Co., Inc.                      35,200     3,141,600
   Pharmacia & Upjohn, Inc.               98,400     3,124,200

                                                    13,205,575
Eating & Drinking Places (2.81%)
   McDonald's Corp.                       71,300     3,195,131

Electrical Industrial Apparatus (2.79%)
   Emerson Electric Co.                   60,400     3,167,225

Electronic Distribution
Equipment (2.80%)
   General Electric Co.                   49,400     3,189,388

Fire, Marine & Casualty
Insurance (5.71%)
   American International Group           31,950     3,260,897
   Chubb Corp.                            48,800     3,233,000

                                                     6,493,897
General Industrial Machinery (2.80%)
   Pall Corp.                            153,900     3,183,806

Grain Mill Products (2.95%)
   Kellogg Co.                            77,900     3,354,569

Grocery Stores (3.18%)
   Sysco Corp.                            90,500     3,620,000

Medical Instruments & Supplies (2.92%)
   Becton, Dickinson & Co.                72,100     3,321,106

Metal Cans & Shipping
Containers (2.84%)
   Crown Cork & Seal Co., Inc.            71,800     3,235,488

Miscellaneous Electrical Equipment &
Supplies (2.70%)
   Motorola, Inc.                         49,800     3,075,150

Miscellaneous Shopping Goods
Stores (3.05%)
   Toys 'R' Us, Inc.                     101,700(a)  3,464,156

Petroleum Refining (8.71%)
   Exxon Corp.                            52,700     3,237,756
   Mobil Corp.                            45,800     3,334,813
   Royal Dutch Petroleum Co. ADR          63,300     3,331,162

                                                     9,903,731
Preserved Fruits & Vegetables (6.13%)
   CPC International, Inc.                36,000     3,564,000
   H. J. Heinz Co.                        73,500     3,413,156

                                                     6,977,156
Sugar & Confectionary Products (2.96%)
   Wrigley Wm. Jr. Co.                    46,600     3,372,675

Telephone Communication (6.07%)
   AT&T Corp.                             77,100     3,773,081
   GTE Corp.                              73,700     3,127,644

                                                     6,900,725
Variety Stores (2.98%)
   Wal-Mart Stores, Inc.                  96,600     3,393,075

Women's Clothing Stores (2.68%)
   The Limited, Inc.                     129,200     3,044,275


                             Total Common Stocks   109,058,561

                                        Principal
                                         Amount         Value
Commercial Paper (1.71%)

Personal Credit Institutions (1.71%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.73%; 11/3/97                    $1,948,644  $ 1,948,644


            Total Portfolio Investments (97.59%)   111,007,205

Cash, receivables and other assets,
   net of liabilities (2.41%)                        2,744,302



                      Total Net Assets (100.00%)   $113,751,507


(a) Non-income producing security - No dividend paid during the period.

PRINCOR CAPITAL ACCUMULATION FUND, INC.

                                          Shares
                                           Held         Value
Common Stocks (95.47%)

Beverages (3.28%)
   Anheuser Busch Cos., Inc.             285,000   $11,382,188
   Pepsico, Inc.                         119,700     4,406,456
   Universal Foods Corp.                  48,300     1,904,831

                                                    17,693,475
Combination Utility Services (0.97%)
   Cinergy Corp.                         158,800     5,240,400

Commercial Banks (19.49%)
   Banc One Corp.                        295,240    15,389,385
   BankBoston Corp.                      100,700     8,162,994
   Comerica, Inc.                        180,000    14,231,250
   CoreStates Financial Corp.            248,000    18,042,000
   First of America Bank Corp.           120,300     6,706,725
   First Union Corp.                     135,500     6,647,969
   KeyCorp                               229,500    14,042,531
   Nationsbank Corp.                      86,000     5,149,250
   Summit Bancorp                        385,500    16,456,031
   Union Planters Corp.                    8,200       486,362

                                                   105,314,497
Commercial Printing (1.18%)
   R. R. Donnelley & Sons Co.            195,000     6,361,875

Communications Equipment (0.16%)
   Allen Telecom, Inc.                    44,700(a)    846,506

Computer & Office Equipment (2.68%)
   Hewlett-Packard Co.                    82,000     5,058,375
   International Business
      Machines Corp.                      96,000     9,414,000

                                                    14,472,375
Crude Petroleum & Natural Gas (2.01%)
   Texaco, Inc.                          190,600    10,852,288

Drugs (6.47%)
   Abbott Labs                            65,000     3,985,313
   American Home Products Corp.          153,000    11,341,125
   Merck & Co., Inc.                      85,000     7,586,250
   Pharmacia & Upjohn, Inc.              378,000    12,001,500


                                                    34,914,188
Eating & Drinking Places (0.07%)
   Tricon Global Restaurants, Inc.        11,970       362,841

Electric Services (4.08%)
   Dominion Resources, Inc.               98,200     3,651,813
   FPL Group, Inc.                        85,100     4,398,606
   Houston Industries, Inc.              530,000    11,527,500
   Potomac Electric Power Co.            110,000     2,468,125

                                                    22,046,044
Electrical Industrial Apparatus (1.18%)
   Emerson Electric Co.                  121,394     6,365,598

Electronic Distribution Equipment (0.97%)
   General Electric Co.                   81,000     5,229,563

Farm & Garden Machinery (2.35%)
   Tenneco, Inc.                         282,000    12,672,375

Fats & Oils (1.82%)
   Archer Daniels Midland Co.            441,000     9,812,250

General Industrial Machinery (2.05%)
   Pall Corp.                            534,000    11,047,125

Grain Mill Products (1.08%)
   Ralston-Ralston Purina Group           65,000     5,833,750

Greeting Cards (2.37%)
   American Greetings Corp.              369,100    12,803,156

Grocery Stores (3.56%)
   Albertson's, Inc.                      98,000     3,613,750
   American Stores Co.                   280,000     7,192,500
   Sysco Corp.                           210,500     8,420,000

                                                    19,226,250
Household Furniture (2.61%)
   Masco Corp.                           321,500    14,105,813

Industrial Inorganic Chemicals (1.19%)
   Dow Chemical Co.                       47,700     4,328,775
   Eastman Chemical Co.                   35,400     2,110,725

                                                     6,439,500
Jewelry, Silverware & Plated
Ware (0.38%)
   Jostens, Inc.                          88,200     2,056,163

Life Insurance (2.76%)
   American General Corp.                292,000    14,892,000

Management & Public Relations (2.23%)
   Cognizant Corp.                       110,600     4,334,138
   Dun & Bradstreet Corp.                270,600     7,729,012

                                                    12,063,150
Meat Products (1.15%)
  Tyson Foods, Inc.                      329,550     6,220,256

Medical Instruments & Supplies (0.74%)
   St. Jude Medical, Inc.                131,450(a)  3,984,578

Medical Service & Health
Insurance (1.76%)
   AON Corp.                             111,900     6,035,606
   Foundation Health Systems, Inc.       121,160(a)  3,483,350

                                                     9,518,956
Metal Forgings & Stampings (1.07%)
   Newell Co.                            150,000     5,756,250

Miscellaneous Electrical Equipment
& Supplies (0.88%)
   Motorola, Inc.                         77,300     4,773,275

Miscellaneous Shopping Goods
Stores (1.70%)
   Toys 'R' Us, Inc.                     270,100(a)  9,200,281

Motor Vehicles, Parts & Supplies (1.46%)
   Grainger (W. W.), Inc.                 90,300     7,895,606

Paper Mills (1.42%)
   Kimberly Clark Corp.                  147,800     7,676,363

Petroleum Refining (7.10%)
   Atlantic Richfield Co.                179,600    14,783,325
   Chevron Corp.                         150,000    12,440,625
   Exxon Corp.                           180,800    11,107,900

                                                    38,331,850
Photographic Equipment &
Supplies (0.89%)
   Eastman Kodak Co.                      80,000     4,790,000

Rental of Railroad Cars (2.87%)
   GATX Corp.                            240,000    15,495,000

Sanitary Services (2.38%)
   Browning-Ferris Industries, Inc.      395,000    12,837,500

Soap, Cleaners & Toilet Goods (0.97%)
   Avon Products                          80,000     5,240,000

Telephone Communication (5.01%)
   AT&T Corp.                            128,300     6,278,680
   Southern New England Telecom          150,000     6,431,250
   US West Communications Group          360,000    14,332,500

                                                    27,042,430
Variety Stores (1.13%)
   Wal-Mart Stores, Inc.                 174,000     6,111,750

                            Total Common Stocks    515,525,277

                                        Principal
                                         Amount         Value
Commercial Paper (3.23%)

Personal Credit Institutions (3.23%)
   Investment in Joint Trade Account;
     Associates Corp.; 5.73%; 11/3/97  $17,467,226  $17,467,226


    Total Portfolio Investments (98.70%)            532,992,503

Cash, receivables and other assets,
   net of liabilities (1.30%)                         7,017,338

                      Total Net Assets (100.00%)   $540,009,841

(a) Non-Income producing security - No dividend paid during the period.

PRINCOR EMERGING GROWTH FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (91.79%)

Blast Furnace & Basic Steel
Products (0.62%)
   Lukens, Inc.                          145,400   $ 2,617,200

Carpets & Rugs (0.57%)
   Shaw Industries, Inc.                 198,700     2,409,238

Chemicals & Allied Products (0.33%)
   Sigma-Aldrich Corp.                    40,400     1,419,050

Commercial Banks (10.85%)
   Associated Banc Corp.                 134,028     6,718,154
   First Commerce Corp.                   35,300     2,268,025
   First Federal Capital Corp.           164,398     4,479,845
   Independent Bank Corp. Michigan        66,200     2,134,962
   Mercantile Bancorp., Inc.             195,529     9,495,377
   Merchants Bancorp., Inc.              116,200     2,730,700
   National City Corp.                    32,300     1,929,925
   Nationsbank Corp.                      13,310       796,936
   North Fork Bancorp., Inc.             241,458     7,107,920
   Peoples Heritage Financial Group, Inc. 98,900     3,894,187
   Princeton National Bancorp., Inc.     100,000     2,400,000
   Summit Bancorp.                        46,950     2,004,178

                                                    45,960,209
Commercial Printing (0.46%)
   Merrill Corp.                          87,200     1,951,100

Computer & Data Processing
Services (9.45%)
   American Management Systems, Inc.     101,000(a)  2,184,125
   Bitstream                             198,000(a)    420,750
   Cadence Design Systems, Inc.          163,600(a)  8,711,700
   Cerner Corp.                          238,900(a)  5,793,325
   Choicepoint, Inc.                      15,890(a)    591,902
   HBO & Co.                             138,000     6,003,000
   Microsoft Corp.                        50,500(a)  6,565,000
   National Processing, Inc.              41,000(a)    417,687
   Sunquest Information Systems, Inc.    169,300(a)  1,502,537
   Synopsys, Inc.                        201,900(a)  7,848,862

                                                    40,038,888
Computer & Office Equipment (5.73%)
   3COM Corp.                             85,000(a)  3,522,187
   Ascend Communications                 149,000(a)  4,023,000
   Cabletron Systems, Inc.               140,000(a)  4,060,000
   EMC Corp.                             177,800(a)  9,956,800
   Optika Imaging Systems                140,500(a)    632,250
   Seagate Technology                      9,410(a)    255,246
   SystemSoft Corp.                      232,200(a)  1,843,087

                                                    24,292,570
Construction & Related
Machinery (4.77%)
   EVI, Inc.                             314,800(a) 20,206,225

Crude Petroleum & Natural Gas (1.07%)
   Devon Energy Corp.                    101,000      4,519,750

Dairy Products (0.32%)
   Dreyer's Grand Ice Cream, Inc.         32,700     1,352,963

Department Stores (1.43%)
   Saks Holding                          283,000(a)  6,049,125

Drugs (1.52%)
   Alliance Pharmaceutical Corp.          48,600(a)    486,000
   Forest Laboratories, Inc.              34,000(a)  1,572,500
   Genzyme Corp. - General Division       15,130(a)    414,184
   Genzyme Corp. - Tissue Repair             453(a)      3,907
   Merck & Co., Inc.                      16,970     1,514,572
   Pharmacia & Upjohn, Inc.               75,700     2,403,475
   Seragen, Inc.                          60,000(a)     33,750

                                                     6,428,388
Electronic Components &
Accessories (5.98%)
   Altera Corp.                          100,000(a)  4,437,500
   Intel Corp.                            86,800     6,683,600
   Linear Technology Corp.                99,900     6,281,213
   Solectron Corp.                       202,000(a)  7,928,500

                                                    25,330,813
Engineering & Architectural
Services (1.08%)
   Paychex, Inc.                         120,162     4,581,176

Fire, Marine & Casualty
Insurance (1.29%)
   Berkley W. R. Corp.                   132,750     5,459,344

Footwear, Except Rubber (0.91%)
   Nine West Group, Inc.                 109,200(a)  3,856,125

General Industrial Machinery (4.46%)
   Flow International Corp.              187,200(a)  1,965,600
   Kaydon Corp.                          181,600     5,516,100
   Pentair, Inc.                         137,500     5,310,938
   Roper Industries, Inc.                228,000     6,084,750

                                                    18,877,388
Grocery Stores (0.81%)
   Casey's General Stores, Inc.          141,400     3,411,275

Holding Offices (0.63%)
   ISB Financial Corp.                   109,100     2,686,588

Hose, Belting, Gaskets & Packing (0.93%)
   Mark IV Industries                    162,168     3,932,574

Hospitals (1.64%)
   Humana, Inc.                          119,800(a)  2,515,800
   Universal Health Services, Inc.,
     Class B                             101,000(a)  4,450,313

                                                     6,966,113
Household Appliances (1.11%)
   Maytag Corp.                          141,300     4,715,888

Industrial Machinery (1.31%)
   Coltec Industries                     276,900(a)  5,538,000

Insurance Agents, Brokers &
Services (1.47%)
   Equifax, Inc.                         200,000     6,212,500

Investment Offices (1.08%)
   AMVESCAP PLC Sponsored ADR             69,460     4,566,995

Iron & Steel Foundries (0.54%)
   Atchison Casting Corp.                111,100(a)  2,284,494

Laundry, Cleaning & Garment
Services (0.72%)
   G&K Services, Inc., Class A            84,600     3,045,600

Measuring & Controlling Devices (1.20%)
   ISCO, Inc.                             30,935       297,745
   Millipore Corp.                       102,200     3,998,575
   Photon Dynamics                       129,300(a)    808,125

                                                     5,104,445
Meat Products (1.13%)
   Michael Foods, Inc.                   188,500     4,806,750

Medical Instruments & Supplies (1.99%)
   Boston Scientific Corp.                68,100(a)  3,098,550
   Steris Corp.                          134,300(a)  5,338,425

                                                     8,436,975
Medical Service & Health
Insurance (4.67%)
   Alternative Living Services           234,200(a)  5,737,900
   Foundation Health Systems, Inc.,
     Class A                             202,340(a)  5,817,275
   Orthofix International NV             156,200(a)  2,108,700
   Pacificare Health Systems, Inc.,
     Class A                                 188(a)     11,962
   Pacificare Health Systems, Inc.,
     Class B                              30,591(a)  1,980,767
   Patient Infosystems, Inc.             125,000(a)    406,250
   United Healthcare Corp.                80,000     3,705,000

                                                    19,767,854
Metal Services, NEC (1.30%)
   BMC Industries, Inc.                  171,000     5,504,062

Miscellaneous Apparel &
Accessories (0.46%)
   Designer Holdings, Ltd.               227,200(a)  1,959,600

Miscellaneous Chemical Products (1.37%)
   Cytec Industries                       72,600(a)  3,539,250
   H. B. Fuller Co.                       47,500     2,244,375

                                                     5,783,625
Mortgage Bankers & Brokers (1.01%)
   Money Store, Inc.                     151,400     4,295,975

Non-Store Retailers (0.97%)
   U.S. Office Products Co.              131,200(a)  4,100,000

Office Furniture (0.88%)
   Chromcraft Revington, Inc.             71,400(a)  2,240,175
   Kimball International, Inc., Class B   36,600     1,500,600

                                                     3,740,775
Offices & Clinics of Medical
Doctors (0.89%)
   Phycor, Inc.                          162,800(a)  3,754,575

Oil & Gas Field Services (2.20%)
   Diamond Offshore Drilling             150,000     9,337,500

Operative Builders (1.26%)
   D. R. Horton, Inc.                    294,500     4,417,500
   Pulte Corp.                            25,200       941,850

                                                     5,359,350
Paints & Allied Products (0.71%)
   RPM, Inc.                             160,400     3,007,500

Plastic Materials & Synthetics (0.57%)
   A. Schulman, Inc.                     107,800     2,425,500

Plumbing, Heating &
Air Conditioning (2.01%)
   Apogee Enterprises, Inc.              343,700     8,205,838
   Metalclad Corp.                       228,400(a)    299,775

                                                     8,505,613
Public Building & Related
Furniture (1.00%)
   BE Aerospace, Inc.                    150,000(a)  4,218,750

Refrigeration & Service
Machinery (0.31%)
   Tecumseh Products Co. Class A          25,200     1,307,250

Sanitary Services (0.74%)
   Browning-Ferris Industries, Inc.       86,200     2,801,500
   USA Waste Services, Inc.                8,846(a)    327,302

                                                     3,128,802
Savings Institutions (1.68%)
   Greenpoint Financial Corp.             70,000     4,506,250
   Sterling Financial Corp.              124,133(a)  2,637,826

                                                     7,144,076
Screw Machine Products,
Bolts, Etc. (0.78%)
   Trimas Corp.                          113,500     3,319,875

Security Brokers & Dealers (0.83%)
   Jefferies Group, Inc.                  53,200     3,524,500

Telephone Communication (1.63%)
   Brooks Fiber Properties                10,000(a)    558,750
   McLeod, Inc.                          171,300(a)  6,359,513

                                                     6,918,263
Toys & Sporting Goods (0.72%)
   Mattel, Inc.                           78,050     3,034,194

Trucking & Courier Services,
Except Air (0.40%)
   J. B. Hunt Transport Services, Inc.   109,900     1,689,713


                             Total Common Stocks   388,885,101

Preferred Stock (0.35%)

Medical Service & Health
Insurance (0.35%)
   Pacificare Health Systems, Inc.
     Series A Convertible                 55,600     1,501,200

                                        Principal
                                         Amount         Value
Bonds (1.98%)

Computer & Data Processing
Services (0.92%)
   Sierra On Line Convertible
     Subordinated Debentures;
      6.50%; 4/1/01                    $ 990,000(b) $3,884,513

Industrial Inorganic Chemicals (0.60%)
   Ciba-Geigy Corp. Exchangeable
     Subordinated Debentures;
     6.25%; 3/15/16                      350,000(b)    368,375
   ICN Pharmaceuticals, Inc.
      Convertible Subordinated
     Debentures; 8.50%; 11/15/99       1,000,000     2,175,000

                                                     2,543,375
Management & Public Relations (0.41%)
   Complete Management, Inc.
     Convertible Debentures;
     8.00%; 12/15/03                   1,500,000     1,740,000

Sanitary Services (0.05%)
   Enclean, Inc. Convertible
     Subordinated Debentures;
     7.50%; 8/1/01                       200,000       205,073

                                 Total Bonds         8,372,961

Commercial Paper (6.72%)

Business Credit Institutions (0.14%)
   General Electric Capital Corp.;
     5.70%; 11/3/97                      570,000       570,000

Miscellaneous Electrical
Equipment & Supplies (0.27%)
   General Electric Co.;
     5.53%; 11/4/97                    1,150,000     1,149,823

Personal Credit Institutions (4.95%)
   Investment in Joint Trade Account;
   Associates Corp.;
     5.73%; 11/3/97                    20,980,403   20,980,403

Security Brokers & Dealers (1.36%)
   Merrill Lynch & Co., Inc.;
     5.51%; 11/3/97                    5,779,000     5,779,000


                          Total Commercial Paper    28,479,226


           Total Portfolio Investments (100.84%)   427,238,488

Liabilities, net of cash, receivables
   and other assets (-0.84%)                        (3,570,588)


                  Total Net Assets (100.00%)       $423,667,900

(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCOR GROWTH FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (84.57%)

Advertising (1.14%)
   Interpublic Group of Cos., Inc.        90,000   $ 4,275,000

Beverages (1.88%)
   Coca-Cola Co.                          60,000     3,390,000
   Pepsico, Inc.                         100,000     3,681,250

                                                     7,071,250
Blast Furnace & Basic Steel
Products (0.38%)
   Lukens, Inc.                           80,000     1,440,000

Carpets & Rugs (0.65%)
   Shaw Industries, Inc.                 200,000     2,425,000

Cash Grains (2.44%)
   Pioneer Hi-Bred International         100,000     9,162,500

Commercial Banks (6.26%)
   Banc One Corp.                         55,000     2,866,875
   BankBoston Corp.                       45,000     3,647,812
   First of America Bank Corp.            60,000     3,345,000
   Firstar Corp.                         150,000     5,418,750
   FirstMerit Corp.                      100,000     2,550,000
   Nationsbank Corp.                      71,644     4,289,685
   Princeton National Bancorp., Inc.      60,000     1,440,000

                                                    23,558,122
Communications Equipment (2.59%)
   Commscope, Inc.                        58,333(a)    641,663
   Nextlevel Systems                     175,000(a)  2,362,500
   Northern Telecom Ltd.                  75,000     6,726,563

                                                     9,730,726
Computer & Data Processing
Services (4.10%)
   GTECH Holdings Corp.                  139,300(a)  4,492,425
   Microsoft Corp.                        84,000(a) 10,920,000

                                                    15,412,425
Computer & Office Equipment (3.55%)
   Ceridian Corp.                        106,200(a)  4,148,437
   Digital Equipment Corp.                71,500(a)  3,579,469
   Hewlett-Packard Co.                    60,000     3,701,250
   Pitney Bowes, Inc.                     24,700     1,959,019

                                                    13,388,175
Department Stores (2.10%)
   Federated Department Stores           100,000(a)  4,400,000
   May Department Stores                  65,000     3,501,875

                                                     7,901,875
Drugs (9.04%)
   Bristol-Myers Squibb Co.               50,000     4,387,500
   Forest Laboratories, Inc.              66,300(a)  3,066,375
   Genzyme Corp. - General Division       68,756(a)  1,882,195
   Genzyme Corp. - Tissue Repair             283(a)      2,440
   Johnson & Johnson                      80,000     4,590,000
   Lilly (Eli) & Co.                     100,000     6,687,500
   Merck & Co., Inc.                      50,000     4,462,500
   Pharmacia & Upjohn, Inc.              100,000     3,175,000
   Smithkline Beecham PLC ADR.           120,000     5,715,000

                                                    33,968,510
Eating & Drinking Places (1.14%)
   Marriott International, Inc.           57,000     3,975,750
   Tricon Global Restaurants, Inc.        10,000       303,125

                                                     4,278,875
Electrical Goods (0.50%)
   Avnet, Inc.                            30,000     1,888,125

Electronic Components &
Accessories (3.32%)
   General Semiconductors                 43,750(a)    497,656
   Intel Corp.                            82,000     6,314,000
   Linear Technology Corp.                90,000     5,658,750

                                                    12,470,406
Electronic Distribution Equipment (0.69%)
   General Electric Co.                   40,000     2,582,500

Federal & Federally Sponsored
Credit (0.83%)
   Federal National Mortgage Association  64,600     3,129,062

Footwear, Except Rubber (1.33%)
   Stride Rite Corp.                     425,000     4,993,750

General Industrial Machinery (3.19%)
   Ingersoll-Rand Co.                    105,000     4,088,438
   Tyco International Ltd.               209,400     7,904,850

                                                    11,993,288
Grain Mill Products (1.67%)
   General Mills, Inc.                    26,865     1,773,090
   Ralston-Ralston Purina Group           50,000     4,487,500
                                                     6,260,590
Grocery Stores (0.14%)
   Casey's General Stores, Inc.           21,052       507,880

Hose, Belting, Gaskets & Packing (0.87%)
   Mark IV Industries                    134,563     3,263,153

Hospitals (1.76%)
   Humana, Inc.                          105,000(a)  2,205,000
   Universal Health Services, Inc.,
     Class B                             100,000(a)  4,406,250

                                                     6,611,250
Household Furniture (0.93%)
   Masco Corp.                            80,000     3,510,000

Investment Offices (1.05%)
   AMVESCAP PLC Sponsored ADR             60,000     3,945,000

Lumber & Other Building
Materials (2.22%)
   Home Depot, Inc.                      150,000     8,343,750

Management & Public Relations (.01%)
   Medaphis Corp.                          2,000(a)     12,125

Medical Instruments & Supplies (2.67%)
   Becton, Dickinson & Co.                70,000     3,224,375
   Boston Scientific Corp.               150,000(a)  6,825,000

                                                    10,049,375
Medical Service & Health
Insurance (3.22%)
   AON Corp.                              60,000     3,236,250
   Foundation Health Systems, Inc.,
     Class A                             147,500(a)  4,240,625
   Pacificare Health Systems, Inc.,
     Class B                              28,540(a)  1,847,965
   United Healthcare Corp.                60,000     2,778,750

                                                    12,103,590
Millwork, Plywood & Structural
Members (0.45%)
   Georgia-Pacific Corp.                  20,000     1,696,250

Miscellaneous Converted Paper
Products (0.34%)
   Minnesota Mining & Mfg. Co.            14,000     1,281,000

Miscellaneous Electrical Equipment
& Supplies (0.99%)
   Motorola, Inc.                         60,000     3,705,000

Miscellaneous  Fabricated Metal
Products (1.15%)
   Parker-Hannifin Corp.                 103,350     4,321,322

Miscellaneous Investing (1.22%)
   HFS, Inc.                              65,000(a)  4,582,500

Miscellaneous  Shopping Goods
Stores (0.49%)
   Toys 'R' Us, Inc.                      54,500(a)  1,856,406

Motor Vehicles & Equipment (2.16%)
   Chrysler Corp.                        100,000     3,525,000
   Dana Corp.                             98,000     4,587,625

                                                     8,112,625
Petroleum Refining (2.02%)
   Atlantic Richfield Co.                 40,000     3,292,500
   Exxon Corp.                            70,000     4,300,625

                                                     7,593,125
Plastic Materials & Synthetics (0.48%)
   A. Schulman, Inc.                      80,000     1,800,000

Preserved Fruits & Vegetables (0.66%)
   CPC International, Inc.                25,000     2,475,000

Radio, Television & Computer
Stores (0.18%)
   Tandy Corp.                            20,000       687,500

Radio & Television Broadcasting  (0.97%)
   Sinclair Broadcast Group              100,000(a)  3,650,000

Refrigeration & Service
Machinery (0.55%)
   Tecumseh Products Co., Class A         40,000     2,075,000

Rubber & Plastics Footwear (0.49%)
   Reebok International Ltd.              50,000(a)  1,843,750

Sanitary Services (1.15%)
   Browning-Ferris Industries, Inc.       80,000     2,600,000
   USA Waste Services, Inc.               17,695(a)    654,715
   Waste Management, Inc.                 45,000     1,051,875

                                                     4,306,590
Security Brokers & Dealers (1.45%)
   Salomon, Inc.                          70,000     5,438,125

Soap, Cleaners & Toilet Goods (2.90%)
   Colgate-Palmolive Co.                  80,000     5,180,000
   Ecolab, Inc.                          120,000     5,707,500

                                                    10,887,500
Sugar & Confectionary Products (1.06%)
   Wrigley Wm. Jr. Co.                    55,000     3,980,625

Telephone Communication (3.53%)
   MCI Communications Corp.              110,000     3,905,000
   Teleport Communication                110,000(a)  5,321,250
   Worldcom, Inc.                        120,000(a)  4,035,000

                                                    13,261,250
Toys & Sporting Goods (1.27%)
   Mattel, Inc.                          123,046     4,783,413

Women's & Children's
Undergarments (1.39%)
   Warnaco Group, Class A                185,200     5,231,900

                             Total Common Stocks   317,845,183

Preferred Stocks (0.82%)

Medical Service & Health
Insurance (0.45%)
   Pacificare Health Systems, Inc.
     Series A Convertible                 62,000     1,674,000

Motor Vehicles & Equipment (0.37%)
   Ford Motor Co.
     Series A Convertible                 10,000     1,402,500

                          Total Preferred Stocks     3,076,500

                                        Principal
                                         Amount         Value
Bonds (0.74%)

Electrical Industrial Apparatus (0.52%)
   Liebert Co. Convertible
     Subordinated Debentures;
     8.00%; 11/15/10                   $ 500,000   $ 1,960,625

Industrial Inorganic Chemicals (0.14%)
   Ciba-Geigy Corp. Exchangeable
     Subordinated Debentures;
     6.25%; 3/15/16                      500,000(b)    526,250

Sanitary Services (0.08%)
   Enclean, Inc. Convertible
     Subordinated Debentures;
      7.50%; 8/1/01                      300,000       307,610

                                     Total Bonds     2,794,485

Commercial Paper (12.02%)

Business Credit Institutions (0.92%)
   American Express Credit Corp.;
     5.53%; 11/24/97                   3,470,000     3,458,806

Personal Credit Institutions (7.62%)
   Investment in Joint Trade Account;
   Associates Corp;
     5.73%; 11/3/97                   16,108,981    16,108,981
   Ford Motor Credit Co.;
     5.51%; 11/10/97                  12,555,000    12,541,549

                                                    28,650,530
Securities Brokers & Dealers (3.48%)
   Merrill Lynch & Co.;
     5.51%; 11/3/97                   13,091,000    13,091,000

                          Total Commercial Paper    45,200,336

            Total Portfolio Investments (98.15%)   368,916,504

Cash, receivables and other assets,
   net of liabilities (1.85%)                        6,975,058

                      Total Net Assets (100.00%)   $375,891,562

(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCOR UTILITIES FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (98.71%)

Combination Utility Services (32.06%)
   Baltimore Gas & Electric Co.           82,500   $ 2,263,593
   Cilcorp, Inc.                          46,100     1,884,337
   Cinergy Corp.                          61,799     2,039,367
   Citizens Utilities                    100,000(a)    993,750
   LG&E Energy Corp.                      45,400       964,750
   Montana Power Co.                      72,800     1,842,750
   Nipsco Industries, Inc.                46,600     2,047,488
   Pacificorp                            107,600     2,333,575
   Scana Corp.                            70,600     1,782,650
   Utilicorp United, Inc.                 69,000     2,177,813
   Washington Water Power Co.             40,500       807,469
   Western Resources, Inc.                39,700     1,478,825
   Wisconsin Energy Corp.                 79,300     2,007,281
   WPS Resources Corp.                    25,000       723,437

                                                    23,347,085
Electric Services (33.43%)
   Carolina Power & Light Co.             60,300     2,155,725
   Dominion Resources, Inc.               56,300     2,093,656
   Duke Energy Corporation                42,700     2,060,275
   Edison International                   50,000     1,281,250
   Enron Corp.                            34,780     1,321,640
   FPL Group, Inc.                        47,600     2,460,325
   GPU, Inc.                              32,400     1,172,475
   Houston Industries, Inc.               94,900     2,064,075
   Mid American Energy Holdings Co.      106,800     1,909,050
   Pinnacle West Capital Corp.            59,700     2,078,306
   Southern Co.                          100,800     2,312,100
   Teco Energy, Inc.                      90,500     2,160,688
   Texas Utilities Holdings               35,600     1,277,150

                                                    24,346,715
Gas Production & Distribution (4.22%)
   AGL Res., Inc.                         54,400       986,000
   New Jersey Resources Corp.             38,700     1,252,913
   Peoples Energy Corp.                   23,300       832,975

                                                     3,071,888
Telephone Communication (29.00%)
   AT&T Corp.                             46,900     2,295,168
   Ameritech Corp.                        41,300     2,684,500
   Bell Atlantic Corp.                    36,800     2,939,400
   Bellsouth Corp.                        59,500     2,815,094
   GTE Corp.                              52,900     2,244,944
   MCI Communications Corp.               65,700     2,332,350
   Sprint Corp.                           53,400     2,776,800
   US West Communications Group           76,000     3,025,750

                                                    21,114,006

                             Total Common Stocks    71,879,694

                                        Principal
                                         Amount         Value
Commercial Paper (1.23%)

Personal Credit Institutions (1.23%)
   Investment in Joint Trade Account;
   Associates Corp.;
     5.73%; 11/3/97                     $894,240    $  894,240


            Total Portfolio Investments (99.94%)    72,773,934

Cash, receivables and other assets, net of
   liabilities (0.06%)                                  41,442

                      Total Net Assets (100.00%)    $72,815,376

(a) Non-income producing security - No dividend paid during the period.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                      Income from Investment Operations               Less Distributions

                                                              Net Realized
                                                                  and
                                        Net Asset      Net    Unrealized        Total       Dividends
                                        Value at     Invest-     Gain           from        from Net    Distributions
                                        Beginning     ment     (Loss) on     Investment   Investment       from            Total
                                        of Period    Income   Investments    Operations     Income     Capital Gains   Distributions
 PRINCOR BALANCED FUND, INC.(b)
   Class A:
   Year Ended October 31,
     1997                                 $14.61      $.35        $1.81         $2.16        $(.36)        $(1.30)         $(1.66)
     1996                                  13.74       .38         1.59          1.97         (.43)          (.67)          (1.10)
     1995                                  12.43       .41         1.31          1.72         (.36)          (.05)           (.41)
     1994                                  13.26       .32         (.20)          .12         (.40)          (.55)           (.95)
     1993                                  12.78       .35         1.14          1.49         (.37)          (.64)          (1.01)
   Class B:
     Year Ended October 31,
     1997                                  14.56       .25         1.79          2.04         (.25)         (1.30)          (1.55)
     1996                                  13.71       .29         1.55          1.84         (.32)          (.67)           (.99)
   Period Ended October 31, 1995(c)        11.80       .31         1.90          2.21         (.30)          --              (.30)
   Class R:
   Year Ended October 31, 1997             14.52       .29         1.76          2.05         (.30)         (1.29)          (1.59)
   Period Ended October 31, 1996(f)        13.81       .24          .73           .97         (.26)          --              (.26)

 PRINCOR BLUE CHIP FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                  17.10       .21         3.58          3.79         (.21)          (.46)           (.67)
     1996                                  15.03       .23         2.45          2.68         (.26)          (.35)           (.61)
     1995                                  12.45       .24         2.55          2.79         (.21)          --              (.21)
     1994                                  11.94       .20          .57           .77         (.26)          --              (.26)
     1993                                  11.51       .21          .43           .64         (.18)          (.03)           (.21)
   Class B:
   Year Ended October 31,
     1997                                  17.03       .07         3.54          3.61         (.04)          (.46)           (.50)
     1996                                  14.99       .11         2.41          2.52         (.13)          (.35)           (.48)
   Period Ended October 31, 1995(c)        11.89       .15         3.10          3.25         (.15)          --              (.15)
   Class R:
   Year Ended October 31, 1997             17.08       .13         3.53          3.66         (.12)          (.46)           (.58)
   Period Ended October 31, 1996(f)        16.21       .12          .90          1.02         (.15)          --              (.15)

                                                                                     Ratios/Supplemental Data

                                                                                            Ratio of Net
                                        Net Asset                              Ratio of      Investment
                                        Value at               Net Assets at  Expenses to    Income to   Portfolio  Average
                                          End        Total    End of Period    Average       Average    Turnover   Commission
                                        of Period   Return(a) (in thousands)  Net Assets     Net Assets    Rate     Rate Paid
  PRINCOR BALANCED FUND, INC.(b)
    Class A:
    Year Ended October 31,
      1997                                $15.11     15.88%        $85,436        1.33%         2.42%       27.6%    $.0392
      1996                                 14.61     15.10          70,820        1.28          2.82        32.6      .0421
      1995                                 13.74     14.18          57,125        1.37          3.21        35.8       N/A
      1994                                 12.43      0.94          53,366        1.51          2.70        14.4       N/A
      1993                                 13.26     12.24          39,952        1.35          2.78        27.5       N/A
    Class B:
    Year Ended October 31,
      1997                                 15.05     14.96          11,885        2.14          1.58        27.6      .0392
      1996                                 14.56     14.10           5,964        2.13          1.93        32.6      .0421
    Period Ended October 31, 1995(c)       13.71     18.72(d)        1,263        1.91(e)       2.53(e)     35.8(e)    N/A
    Class R:
    Year Ended October 31, 1997            14.98     15.16           9,745        1.99          1.66        27.6      .0392
    Period Ended October 31, 1996(f)       14.52      7.52(d)          875        1.49(e)       2.26(e)     32.6(e)   .0421(e)


  PRINCOR BLUE CHIP FUND, INC.
    Class A:
    Year Ended October 31,
      1997                                 20.22     22.57          79,985        1.30          1.10        55.4      .0394
      1996                                 17.10     18.20          44,389        1.33          1.41        13.3      .0456
      1995                                 15.03     22.65          35,212        1.38          1.83        26.1       N/A
      1994                                 12.45      6.58          27,246        1.46          1.72         5.5       N/A
      1993                                 11.94      5.65          23,759        1.25          1.87        11.2       N/A
    Class B:
    Year Ended October 31,
      1997                                 20.14     21.59          18,265        2.06           .32        55.4      .0394
      1996                                 17.03     17.18           6,527        2.19           .49        13.3      .0456
    Period Ended October 31, 1995(c)       14.99     26.20(d)        1,732        1.90(e)        .97(e)     26.1(e)    N/A
    Class R:
    Year Ended October 31, 1997            20.16     21.82          15,502        1.89           .45        55.4      .0394
    Period Ended October 31, 1996(f)       17.08     7.02(d)         1,575        1.48(e)        .68(e)     13.3(e)   .0456(e)

 See accompanying notes.

                                                      Income from Investment Operations               Less Distributions

                                                               Net Realized
                                                       Net        and
                                        Net Asset    Invest-   Unrealized      Total      Dividends
                                        Value at      ment       Gain          from       from Net     Distributions
                                        Beginning    Income    (Loss) on     Investment  Investment        from            Total
                                        of Period    (Loss)    Investments   Operations     Income      Capital Gains  Distributions
 PRINCOR CAPITAL
 ACCUMULATION FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                 $27.72      $.50        $5.80         $6.30        $(.48)        $(3.85)         $(4.33)
     1996                                  23.69       .45         5.48          5.93         (.43)         (1.47)          (1.90)
     1995                                  20.83       .45         3.15          3.60         (.39)          (.35)           (.74)
     1994                                  21.41       .39          .93          1.32         (.41)         (1.49)          (1.90)
     1993                                  21.34       .43         1.67          2.10         (.43)         (1.60)          (2.03)
   Class B:
   Year Ended October 31,
     1997                                  27.58       .23         5.77          6.00         (.22)         (3.85)          (4.07)
     1996                                  23.61       .21         5.45          5.66         (.22)         (1.47)          (1.69)
   Period Ended October 31, 1995(c)        19.12       .33         4.46          4.79         (.30)          --              (.30)
   Class R:
   Year Ended October 31, 1997             27.57       .30         5.74          6.04         (.32)         (3.85)          (4.17)
   Period Ended October 31, 1996(f)        24.73       .19         2.81          3.00         (.16)          --              (.16)

 PRINCOR EMERGING GROWTH
 FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                  35.75       .07        10.80         10.87         (.11)         (1.18)          (1.29)
     1996                                  31.45       .14         5.05          5.19         (.14)          (.75)           (.89)
     1995                                  25.08       .12         6.45          6.57         (.06)          (.14)           (.20)
     1994                                  23.56       --          1.61          1.61          --            (.09)           (.09)
     1993                                  19.79       .06         3.82          3.88         (.11)          --              (.11)
   Class B:
   Year Ended October,
     1997                                  35.48      (.05)       10.64         10.59         (.01)         (1.18)          (1.19)
     1996                                  31.31      (.04)        4.97          4.93         (.01)          (.75)           (.76)
   Period Ended October 31, 1995(c)        23.15       --          8.18          8.18         (.02)          --              (.02)
   Class R:
   Year Ended October 31, 1997             35.67      (.12)       10.74         10.62         (.01)         (1.18)          (1.19)
   Period Ended October 31, 1996(f)        33.77       .04         1.88          1.92         (.02)          --              (.02)

                                                                     Ratios/Supplemental Data

                                                                                               Ratio of Net
                                           Net Asset                               Ratio of     Investment
                                           Value at                Net Assets at  Expenses to    Income to    Portfolio    Average
                                              End        Total     End of Period    Average       Average     Turnover    Commission
                                           of Period   Return(a)  (in thousands)  Net Assets    Net Assets      Rate       Rate Paid
 PRINCOR CAPITAL
 ACCUMULATION FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                   $29.69     25.36%       $494,444         .70%         1.85%         30.8%     $.0457
     1996                                    27.72     26.41         435,617         .69          1.82          50.2       .0421
     1995                                    23.69     17.94         339,656         .75          2.08          46.0        N/A
     1994                                    20.83      6.67         285,965         .83          2.02          31.7        N/A
     1993                                    21.41     10.42         240,016         .82          2.16          24.8        N/A
   Class B:
   Year Ended October 31,
     1997                                    29.51     24.13          27,240        1.65           .84          30.8       .0457
     1996                                    27.58     25.19           9,832        1.70           .80          50.2       .0421
   Period Ended October 31, 1995(c)          23.61     25.06(d)        2,248        1.50(e)       1.07(e)       46.0(e)     N/A
   Class R:
   Year Ended October 31, 1997               29.44     24.36          18,326        1.50           .93          30.8       .0457
   Period Ended October 31, 1996(f)          27.57     12.74(d)        1,752        1.16(e)       1.18(e)       50.2(e)    .0421(e)

 PRINCOR EMERGING GROWTH
 FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                    45.33     31.26         346,666        1.26           .20           9.5       .0435
     1996                                    35.75     16.89         229,465        1.32           .46          12.3       .0391
     1995                                    31.45     26.89         150,611        1.47           .47          13.5        N/A
     1994                                    25.08      6.86          92,965        1.74           .02           8.1        N/A
     1993                                    23.56     19.66          48,668        1.66           .26           7.0        N/A
   Class B:
   Year Ended October,
     1997                                    44.88     30.64          59,554        1.69          (.24)          9.5       .0435
     1996                                    35.48     16.07          28,480        2.01          (.24)         12.3       .0391
   Period Ended October 31, 1995(c)          31.31     35.65(d)        8,997        2.04(e)       (.17)(e)      13.5(e)     N/A
   Class R:
   Year Ended October 31, 1997               45.10     30.56          17,448        1.87          (.45)          9.5       .0435
   Period Ended October 31, 1996(f)          35.67      6.20(d)        2,016        1.53(e)        .29(e)       12.3(e)    .0391(e)

See accompanying notes.



                                                      Income from Investment Operations               Less Distributions


                                                                  and
                                        Net Asset      Net    Unrealized        Total      Dividends
                                        Value at     Invest-     Gain           from       from Net     Distributions
                                        Beginning     ment     (Loss) on      Investment  Investment        from            Total
                                        of Period    Income   Investments    Operations     Income      Capital Gains  Distributions

 PRINCOR GROWTH FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                 $39.54      $.31       $11.26        $11.57        $(.31)       $  (.37)        $  (.68)
     1996                                  37.22       .35         3.50          3.85         (.35)         (1.18)          (1.53)
     1995                                  31.14       .35         6.67          7.02         (.31)          (.63)           (.94)
     1994                                  30.41       .26         2.56          2.82         (.28)         (1.81)          (2.09)
     1993                                  28.63       .40         2.36          2.76         (.42)          (.56)           (.98)
   Class B:
   Year Ended October 31,
     1997                                  39.43       .09        11.23         11.32         (.02)          (.37)           (.39)
     1996                                  37.10       .08         3.48          3.56         (.05)         (1.18)          (1.23)
   Period Ended October 31, 1995(c)        28.33       .21         8.76          8.97         (.20)           --             (.20)
   Class R:
   Year Ended October 31, 1997             39.40       .06        11.16         11.22         (.09)          (.37)           (.46)
   Period Ended October 31, 1996(f)        39.27       .10          .13           .23         (.10)           --             (.10)

PRINCOR UTILITIES FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                  11.40       .48(g)      1.12          1.60         (.45)           --             (.45)
     1996                                  10.94       .44(g)       .45           .89         (.43)           --             (.43)
     1995                                   9.25       .48(g)      1.70          2.18         (.49)           --             (.49)
     1994                                  11.45       .46(g)     (2.19)        (1.73)        (.45)          (.02)           (.47)
   Period Ended October 31, 1993(h)        10.18       .35(g)      1.27          1.62         (.35)           --             (.35)
   Class B:
   Year Ended October 31,
     1997                                  11.38       .38(g)      1.13          1.51         (.36)           --             (.36)
     1996                                  10.93       .36(g)       .43           .79         (.34)           --             (.34)
   Period Ended October 31, 1995(c)         9.20       .40(g)      1.77          2.17         (.44)           --             (.44)
   Class R:
   Year Ended October 31, 1997             11.33       .39(g)      1.14          1.53         (.37)           --             (.37)
   Period Ended October 31, 1996(f)        11.75       .28(g)      (.41)         (.13)        (.29)           --             (.29)

                                                                                            Ratios/Supplemental Data


                                                                                                Ratio of Net
                                            Net Asset                               Ratio of     Investment
                                            Value at               Net Assets at   Expenses to    Income to    Portfolio   Average
                                               End        Total    End of Period     Average       Average     Turnover   Commission
                                            of Period   Return(a) (in thousands)   Net Assets     Net Assets     Rate      Rate Paid

 PRINCOR GROWTH FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                    $50.43     29.55%       $317,386        1.03%          .68%         16.5%     $.0411
     1996                                     39.54     10.60         228,361        1.08           .95           1.8       .0443
     1995                                     37.22     23.29         174,328        1.16          1.12          12.2        N/A
     1994                                     31.14      9.82         116,363        1.30           .95          13.6        N/A
     1993                                     30.41      9.83          80,051        1.26          1.40          16.4        N/A
   Class B:
   Year Ended October 31,
     1997                                     50.36     28.92          42,241        1.48           .23          16.5       .0411
     1996                                     39.43      9.80          24,019        1.79           .22           1.8       .0443
   Period Ended October 31, 1995(c)           37.10     31.48(d)        8,279        1.80(e)        .31(e)       12.2(e)     N/A
   Class R:
   Year Ended October 31, 1997                50.16     28.72          16,265        1.69           .00          16.5       .0411
   Period Ended October 31, 1996(f)           39.40      1.12(d)        2,014        1.42(e)        .14(e)        1.8(e)    .0443(e)

PRINCOR UTILITIES FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                     12.55     14.26          64,366        1.15(g)       3.90          22.5       .0465
     1996                                     11.40      8.13          66,322        1.17(g)       3.85          34.2       .0410
     1995                                     10.94     24.36          65,873        1.04(g)       4.95          13.0        --
     1994                                      9.25    (15.20)         56,747        1.00(g)       4.89          13.8        --
   Period Ended October 31, 1993(h)           11.45     15.92(d)       50,372        1.00(e)(g)    4.48(e)        4.3(e)     --
   Class B:
   Year Ended October 31,
     1997                                     12.53     13.41           6,937        1.90(g)       3.14          22.5       .0465
     1996                                     11.38      7.23           5,579        1.93(g)       3.07          34.2       .0410
   Period Ended October 31, 1995(c)           10.93     24.18(d)        3,952        1.72(e)(g)    3.84(e)       13.0(e)     --
   Class R:
   Year Ended October 31, 1997                12.49     13.72           1,512        1.65(g)       3.35          22.5       .0465
   Period Ended October 31, 1996(f)           11.33      (.31)(d)         311        1.47(e)(g)    3.77(e)       34.2(e)    .0410(e)


See accompanying notes.

Notes to Financial Highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Effective December 5, 1994, the name of Princor Managed Fund, Inc. was changed to Princor Balanced Fund, Inc.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Domestic Growth Funds' Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor Management Corporation. The Domestic Growth Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:
                                                       Per Share       Per Share
                                                    Net Investment    Unrealized
                                                        Income            (Loss)

           Princor Balanced Fund, Inc.                   $--             $(.19)
           Princor Blue Chip Fund, Inc.                   --              (.15)
           Princor Capital Accumulation Fund, Inc.        --              (.46)
           Princor Emerging Growth Fund, Inc.             --              (.77)
           Princor Growth Fund, Inc.                      --              (.86)
           Princor Utilities Fund, Inc.                  .01              (.01)

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Princor Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:
     Per Share Net Investment Income

                                                       Per Share      Per Share
                                                    Net Investment    Unrealized
                                                        Income       Gain (Loss)

           Princor Balanced Fund, Inc.                  $--               $(.03)
           Princor Blue Chip Fund, Inc.                 .01                (.02)
           Princor Capital Accumulation Fund, Inc.      .01                (.11)
           Princor Emerging Growth Fund, Inc             --                 .19
           Princor Growth Fund, Inc.                    .01                 .10

(g) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, Princor Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

                   Year Ended
                   October 31,       Per Share     Ratio of Expenses
                     Except       Net Investment    to Average Net       Amount
                     as Noted         Income          Assets             Waived

         Class A      1997            $.46            1.25%           $  65,940
                      1996             .43            1.25%              54,932
                      1995             .46            1.30%             151,145
                      1994             .41            1.50%             284,836
                      1993(h)          .32            1.54%(e)          139,439

         Class B      1997             .37            1.95%               3,753
                      1996             .34            2.06%               6,690
                      1995(c)          .40            1.81%(e)            1,338

         Class R      1997             .31            2.67%               9,355
                      1996(f)          .28            1.47%(e)              --


(h) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represents activities of the fund prior to the initial public offering of fund shares.

October 31, 1997

STATEMENTS OF ASSETS AND LIABILITIES

                                                  Principal           Principal
                                                International       International        Princor
                                              Emerging Markets        SmallCap            World
GROWTH FUNDS (INTERNATIONAL)                     Fund, Inc.          Fund, Inc.        Fund, Inc.

 Investment in securities -- at cost........    $12,923,940         $14,180,800       $265,209,155


 Assets
 Investment in securities -- at value (Note 4)  $10,935,937         $14,138,846       $328,281,796
 Cash.......................................         18,940              19,133            20,112
 Receivables:
    Dividends and interest..................          6,231               7,872            315,907
    Investment securities sold..............         --                  18,972            --
    Capital Stock sold......................        119,565             264,737            689,936
 Net receivable for foreign currency
    contract (Note 5).......................          2,037              --                 20,369
 Other assets...............................         --                  --                  1,617

                               Total Assets      11,082,710          14,449,560        329,329,737
 Liabilities
 Accrued expenses...........................         19,336              22,399            441,320
 Payables:
    Investment securities purchased.........        398,415             434,802          2,001,810
    Capital Stock reacquired................         --                   3,745            113,407

                          Total Liabilities         417,751             460,946          2,556,537

 Net Assets Applicable to
 Outstanding Shares  .......................    $10,664,959         $13,988,614       $326,773,200

 Net Assets Consist of:
 Capital Stock..............................    $    12,870         $    14,044       $    350,626
 Additional paid-in capital.................     12,724,020          14,172,912        253,407,763
 Accumulated undistributed net
    investment income (operating loss)......           (861)             (1,911)         2,790,261
 Accumulated undistributed net realized
    gain (loss) from:
    Investment transactions.................        (86,672)           (157,671)         7,221,024
    Foreign currency transactions...........          1,642               3,171            (91,683)
 Net unrealized appreciation (depreciation)
    of investments..........................     (1,988,003)            (41,954)        63,072,641
 Net unrealized appreciation on translation
    of assets and liabilities in foreign
    currencies                                        1,963                  23             22,568

                           Total Net Assets     $10,664,959         $13,988,614       $326,773,200

 Capital Stock (par value: $.01 a share):
 Shares authorized..........................    100,000,000         100,000,000        100,000,000
 Net Asset Value Per Share:
 Class A:  Net Assets.......................     $5,038,551          $6,210,049       $281,158,284
              Shares issued and outstanding.        607,697             623,397         30,135,898
             Net asset value per share......          $8.29               $9.96              $9.33
         Maximum offering price per share(a)          $8.70               $10.46             $9.80

 Class B:  Net Assets.......................     $3,116,421          $4,774,476        $33,842,184
              Shares issued and outstanding.        376,276             479,454          3,656,153
             Net asset value per share(b)...          $8.28               $9.96              $9.26

 Class R:  Net Assets.......................     $2,509,987          $3,004,089        $11,772,732
              Shares issued and outstanding.        303,043             301,589          1,270,567
    Net asset value per share...............          $8.28               $9.96              $9.27

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

Year Ended October 31, 1997, Except as Noted

STATEMENTS OF OPERATIONS
                                                   Principal        Principal
                                                 International    International     Princor
                                               Emerging Markets     SmallCap         World
GROWTH FUNDS (INTERNATIONAL)                     Fund, Inc.(a)    Fund, Inc.(a)   Fund, Inc.

    Net Investment Income
    Income:
       Dividends.............................    $    27,818        $  29,915    $ 6,706,446
       Withholding tax on foreign dividends...        (3,394)          (3,052)      (815,523)
       Interest...............................        24,983           25,174      1,165,273

                                 Total Income         49,407           52,037      7,056,196

    Expenses:
       Management and investment advisory
          fees (Note 3).......................        28,487           30,283      1,882,664
       Distribution and shareholder servicing
          fees (Note 1 and 3).................         3,390            3,810        769,909
       Transfer and administrative services
          (Note 1 and 3)......................         4,116            4,283        906,359
       Registration fees (Note 1).............        --               --             66,555
       Custodian fees ........................         7,353            7,433        270,872
       Auditing and legal fees ...............         5,666            6,667          9,200
       Directors' fees .......................         1,177            1,385          7,493
       Other .................................            79               87         53,070

                           Total Net Expenses         50,268           53,948      3,966,122

       Net Investment Income (Operating Loss)           (861)          (1,911)     3,090,074

    Net  Realized  and  Unrealized   Gain  (Loss)  on  Investments  and  Foreign
    Currencies Net realized gain (loss) from:
       Investment transactions................       (86,672)        (157,671)     7,163,553
       Foreign currency transactions..........         1,642            3,171        (91,683)
    Change in unrealized appreciation/ depreciation of:
       Investments............................    (1,988,003)         (41,954)    32,577,442
       Translation of assets and liabilities in
          foreign currencies..................         1,963               23         21,665

       Net Realized and Unrealized Gain (Loss)
          on Investments and Foreign Currencies   (2,071,070)        (196,431)    39,670,977


               Net Increase (Decrease) in Net
             Assets Resulting from Operations    $(2,071,931)       $(198,342)   $42,761,051

    (a) Period from August 14, 1997 (date operations commenced) through October 31, 1997.

    See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Principal            Principal
                                                       International        International               Princor
                                                     Emerging Markets         SmallCap                   World
GROWTH FUNDS (INTERNATIONAL)                           Fund, Inc.(a)        Fund, Inc.(a)             Fund, Inc.

                                                           1997                 1997              1997          1996
    Operations
    Net investment income (operating loss)....         $      (861)         $    (1,911)     $  3,090,074  $  2,201,363
    Net realized gain (loss) from:
       Investment transactions................             (86,672)            (157,671)        7,163,553     7,946,241
       Foreign currency transactions..........               1,642                3,171           (91,683)      (20,659)
    Change in unrealized appreciation/
       depreciation of investments and translation
       of assets and liabilities in foreign
       currencies                                       (1,986,040)             (41,931)       32,599,107    15,857,412

                Net Increase (Decrease) in Net
              Assets Resulting from Operations          (2,071,931)            (198,342)       42,761,051    25,984,357

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A................................              --                   --            (2,378,873)   (1,382,783)
       Class B ...............................              --                   --               (79,037)      (15,481)
       Class R ...............................              --                   --               (19,984)       --

    From net realized gain on investments and
    foreign currency transactions:
       Class A ...............................              --                   --            (6,657,874)   (5,735,484)
       Class B ...............................              --                   --              (635,525)     (196,110)
       Class R................................              --                   --               (55,824)       --

            Total Dividends and Distributions               --                   --            (9,827,117)   (7,329,858)

    Capital Share Transactions (Note 6)
    Shares sold:
       Class A................................           5,966,460            6,307,287        96,500,904    38,822,208
       Class B ...............................           3,867,018            4,967,080        20,265,356    11,226,931
       Class R................................           3,028,924            3,022,777        11,220,828     1,038,560(b)
    Shares issued in reinvestment of dividends
    and distributions:
       Class A................................              --                   --             8,872,973     7,075,336
       Class B ...............................              --                   --               696,974       209,953
       Class R................................              --                   --                75,789        --
    Shares redeemed:
       Class A ...............................              (7,197)              (7,102)      (26,121,521)  (17,658,243)
       Class B ...............................            (118,315)             (97,291)       (5,667,020)     (746,863)
       Class R ...............................              --                   (5,795)       (1,083,455)       (6,119)(b)

              Net Increase in Net Assets from
                    Capital Share Transactions          12,736,890           14,186,956       104,760,828    39,961,763

                                Total Increase          10,664,959           13,988,614       137,694,762    58,616,262

    Net Assets
    Beginning of period.......................              --                   --           189,078,438   130,462,176

    End of period [including undistributed net
       investment income (operating loss)
       as set forth below]....................         $10,664,959          $13,988,614      $326,773,200  $189,078,438

    Undistributed Net Investment Income
       (operating loss).......................         $      (861)         $    (1,911)     $  2,790,261  $  1,601,065

(a) Period from August 14, 1997 (date operations commenced) through October 31, 1997.

(b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

    See accompanying notes.

October 31, 1997

NOTES TO FINANCIAL STATEMENTS


   Principal International Emerging Markets Fund, Inc.
   Principal International SmallCap Fund, Inc.
   Princor World Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal International Emerging Markets Fund, Inc., Principal International SmallCap Fund, Inc. and Princor World Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On August 14, 1997, the initial purchases of 400,000 shares of Class A Capital Stock, 300,000 shares of Class B Capital Stock and 300,000 shares of Class R Capital Stock of Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. were made by Principal Mutual Life Insurance Company (see Note 3). Effective August 29, 1997, Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. began offering Class A and Class B shares to the public and Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The International Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the periods ended October 31, 1997, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                    Distribution and
                                               Shareholder Servicing Fees
                                                Class  A   Class B   Class R
 Principal International Emerging
   Markets Fund, Inc.                          $    921   $  1,392$     1,077
 Principal International SmallCap Fund, Inc.      1,016      1,635      1,159
 Princor World Fund, Inc.                       495,097    228,145     46,667


                                                        Transfer and
                                                   Administrative Services
                                               Class A    Class B    Class R
Principal International Emerging
  Markets Fund, Inc.                          $    122    $    17   $    35
Principal International SmallCap Fund, Inc.        144         21        42
Princor World Fund, Inc.                       303,407     45,206    12,657

                                                     Registration Fees
                                                Class A    Class B    Class R
Principal International Emerging
  Markets Fund, Inc.                            $ --       $  --      $  --
Principal International SmallCap Fund, Inc.       --          --         --
Princor World Fund, Inc.                        18,518      12,887     6,239

The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The International Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the International Growth Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Reported net realized foreign exchange gains or losses arise from sales of foreign curencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The International Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the International Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for Princor World Fund, Inc. for the year ended October 31, 1997 aggregated $577,016. Other reclassifications made for the periods ended October 31, 1997 and 1996 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

At October 31, 1997, Principal International Emerging Markets Fund, Inc. had net capital loss carryforward of approximately $70,000 which expires in 2005; Principal International SmallCap Fund, Inc. had net capital loss carryforward of approximately $158,000 which expires in 2005.

Note 3 -- Management Agreement and Transactions With Affiliates

The International Growth Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company)(the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the International Growth Funds is as follows:

                                         Net Asset Value of Funds
                                              (in millions)
                                  First     Next     Next       Next      Over
                                  $100      $100     $100       $100      $400
Principal International
  Emerging Markets Fund, Inc.     1.25%    1.20%    1.15%      1.10%     1.05%
Principal International
  SmallCap Fund, Inc.             1.20%     1.15%    1.10%      1.05%     1.00%
Princor World  Fund, Inc.         0.75%     0.70%    0.65%      0.60%     0.55%

The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, and for Class B shares at 4.00%, of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the period ended October 31, 1997 were as follows:

                                                            Class A    Class B

   Principal International Emerging Markets Fund, Inc.   $     33,588 $    --
   Principal International SmallCap Fund, Inc.                37,421     1,000
   Princor World  Fund, Inc.                               1,440,300    84,440

No brokerage commissions were paid by the International Growth Funds to Princor Financial Services Corporation during the periods ended October 31, 1997 and 1996. Brokerage commissions were paid to other affiliates by the following funds:

                                                   Period Ended    Year Ended
                                                    October 31,    October 31,
                                                       1997           1996

Principal International Emerging Markets Fund, Inc. $   1,586            --
Principal International SmallCap Fund, Inc.             1,502            --
Princor World Fund, Inc.                               20,595         $4,038

The International Growth Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Each of the International Growth Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Each of the International Growth Funds adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the International Growth Funds.

At October 31, 1997, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the International Growth Funds as follows:


                                                Class A    Class B     Class R

 Principal International Emerging
  Markets Fund, Inc.                             400,000    300,000    300,000
 Principal International SmallCap Fund, Inc.     400,000    300,000    300,000
 Princor World  Fund, Inc.                     8,056,476        162        140

Note 4 -- Investment Transactions

For the periods ended October 31, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                                         Purchases      Sales
 Principal International Emerging Markets Fund, Inc.  $  12,047,565 $   421,952
 Principal International SmallCap Fund, Inc.             12,847,913     239,442
 Princor World Fund, Inc.                               167,589,404  65,525,692

At October 31, 1997, net unrealized appreciation (depreciation) of investments by the International Growth Funds was composed of the following:

                                                                 Net Unrealized
                                                                  Appreciation
                                       Gross Unrealized          (Depreciation)
                                  Appreciation   (Depreciation)  of Investments
Principal International Emerging
  Markets Fund, Inc.                   111,344   $  (2,099,347)   $ (1,988,003)
Principal International SmallCap
  Fund, Inc.                           925,902        (967,856)        (41,954)
Princor World Fund, Inc.            74,786,093     (11,713,452)     63,072,641

At October 31, 1997, the International Growth Funds held the following securities which were purchased in a private placement transaction and may require registration in order to effect a sale in the ordinary course of business.

                                                                                                   Value at          Value as a
                                                                     Date of                      October 31,       Percentage of
                                 Security Description              Acquisition       Cost            1997            Net Assets
   Principal International     Al Ahram Beverages Co.                8/21/97      $  76,500     $     82,500            .77%
   Emerging Markets Fund, Inc. Bank Handlowy GDR                     8/14/97         50,200           54,800            .51
                               Banque Libanaise le Commerce
                                 SAL ADR                             8/14/97        115,250          110,500           1.04
                               Banque Marocaine du Commerce
                                 Exterieur                           8/15/97         91,250           94,250            .88
                               Compania Anonima Telefonos
                                 de Venezuela ADR                    8/14/97        102,114          105,000            .98
                                                                     8/19/97         12,053           13,125            .12
                                                                     8/20/97         12,165           13,125            .12
                                                                     10/21/97        14,059           13,125            .12
                                                                     10/30/97        11,265           13,125            .12
                               Hyundai Motor Co., Ltd. GDR           8/14/97         95,666           37,500            .35
                               Paints & Chemical Industries Co. GDR  9/26/97        176,250          150,000           1.41
                                                                     10/20/97        11,700           10,000            .09
                                                                     10/30/97        19,750           20,000            .19
                               Industrial Credit & Investment Corp.
                                 of India                            8/14/97        181,250          142,500           1.33
                                                                     10/7/97         31,400           28,500            .27
                                                                     10/20/97        33,400           28,500            .27
                               Reliance Industries GDR               8/14/97         72,000           61,687            .58
                                                                     10/24/97        22,125           20,563            .19
                               Videsh Sanchar Nigam Ltd. GDR         8/14/97        132,800          110,400           1.04

                                                                                                   1,109,200          10.38

   Principal International     Bure Investment Aktiebolaget AB       8/14/97         71,568           75,799            .54
   SmallCap Fund, Inc.                                               8/18/97         46,092           48,903            .35

                                                                     8/22/97          8,101            8,558            .06
                                                                     10/7/97        105,213           97,806            .70
                               Industrial & Financial Systems        8/14/97         43,796           63,801            .46
                                                                     8/18/97         10,528           15,312            .11
                                                                     9/8/97          51,954           67,629            .48
                                                                     10/9/97        101,152           95,701            .68
                                                                     10/30/97        53,442           51,041            .36
                               Newsquest PLC                         10/16/97       227,052          219,272           1.57

                                                                                                     743,822           5.31

   Princor World               Alfa SA Convertible
   Fund, Inc.                    Subordinated Debentures             9/25/95         $1,293,500     $  2,015,000            .61%
                                                                     11/20/96           779,234        1,100,500            .34
                               Fokus Bank                            10/9/95            557,692        1,054,196            .32
                                                                     12/17/96           797,392        1,054,196            .32
                               Hyundai Motor Co. Ltd. GDR            8/23/96            318,750           93,750         .03
                                                                     8/28/96            312,500           93,750            .03
                                                                     9/3/96             159,998           48,750            .01
                               Kemira OY                             12/13/96           610,584          508,005            .16
                                                                     12/20/96         1,478,458        1,188,732            .36
                                                                     2/26/97          1,162,586        1,026,170            .31
                                                                     4/8/97             615,051          609,606            .19
                                                                     4/9/97              41,573           40,640            .01
                               Voest-Alpine Stahl                    10/27/95           913,965        1,300,153            .40
                                                                     1/11/96            414,525          563,400            .17
                                                                     6/26/96            585,672          745,421            .23
                                                                     6/27/96            298,647          381,378            .12

                                                                                                      11,823,647           3.61

The International  Growth Funds' investments are with various issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.

Note 5 -- Foreign Currency Contracts

At October 31, 1997, Principal International Emerging Markets Fund, Inc. and Princor World Fund, Inc. owned forward contracts to sell Hong Kong Dollars at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each fund as an unrealized gain or loss. When the contract is closed, each fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                                                                        Value at
                                              Contracts              In Exchange     Settlement        October 31,  Net Unrealized
                                             to Deliver                  For            Date              1997       Appreciation

  Principal International
   Emerging Markets Fund, Inc.   Hong Kong Dollars    2,385,000      $   300,000        4/30/98        $   297,963     $  2,037
  Princor World Fund, Inc.       Hong Kong Dollars  23,850,000         3,000,000        4/30/98          2,979,631       20,369

The use of forward foreign currency contracts does not eliminate fluctuations in underlying prices of each fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Note 6 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                            Principal International       Principal International      Princor
                                                         Emerging Markets Fund, Inc.*      SmallCap Fund, Inc.*     World Fund, Inc.

Year Ended October 31, 1997, Except as Noted:
  Shares sold:
    Class A   .........................................             608,541                624,104                    10,828,384
    Class B   .........................................             389,744                489,175                     2,259,005
    Class R   .........................................             303,043                302,174                     1,249,248
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................               --                    --                         1,075,120
    Class B ...........................................               --                    --                            85,277
    Class R   .........................................               --                    --                             9,208
  Shares redeemed:
    Class A   .........................................                (844)                  (707)                   (2,929,702)
    Class B   .........................................             (13,468)                (9,721)                     (638,189)
    Class R   .........................................               --                      (585)                     (118,068)

                                          Net Increase            1,287,016              1,404,440                    11,820,283



  Year Ended October 31, 1996, Except as Noted:
  Shares sold:
    Class A   .........................................               --                    --                         5,112,891
    Class B   .........................................               --                    --                         1,476,354
    Class R**   .......................................               --                    --                           130,933
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................               --                    --                         1,013,112
    Class B ...........................................               --                    --                            30,387
  Shares redeemed:
    Class A   .........................................               --                    --                        (2,342,950)
    Class B   .........................................               --                    --                           (96,808)
    Class R**   .......................................               --                    --                              (754)

                                           Net Increase               --                    --                         5,323,165

    * Period from August 14, 1997 (date operations commenced) through October 31, 1997. ** Period from February 27, 1996 (date operations commenced) through October 31, 1996.

Note 7 -- Line of Credit

The International Growth Funds participate with the other funds managed by Princor Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each quarter. At October 31, 1997, the International Growth Funds had no outstanding borrowings under the line of credit.

SCHEDULE OF INVESTMENTS

GROWTH FUNDS (INTERNATIONAL)

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.


                                                     Shares
                                                      Held           Value



Common Stocks (88.37%)

Beverages (8.27%)
   Al Ahram Beverages Co.                             3,000(a)(b) $    82,500
   Companhia Cervehavia Brahama ADR                   6,000            77,250
   Embotelladora Andina ADR (Series A)                7,700           184,800
   Fomento Economico Mexicano, SA
     Class B                                         23,400           164,245
   PanAmerican Beverages ADR                          5,500           170,500
   Quilmes Industrial Quins SA ADR                   16,400           202,950

                                                                      882,245
Blast Furnace & Basic Steel
Products (2.74%)
   Hylsamex SA Class B                               25,000           160,926
   Tubos De Acero De Mexico ADR                       6,500(a)        131,219

                                                                      292,145
Cable & Other Pay TV Services (0.58%)
   Multicanal Participacoes - ADR                    10,000(a)         61,875

Central Reserve Depositories (2.50%)
   Arab Malaysian Finance Berhad                     70,000            36,567
   Banco Ganadero SA Sponsored ADR                    5,000           120,000
   Banco Santiago SA ADR                              5,000           109,375

                                                                      265,942
Chemicals & Allied Products (1.14%)
   Sarantis SA                                       10,000           121,684

Commercial Banks (4.59%)
   Bank Handlowy GDR                                  4,000(a)(b)      54,800
   Bank Inicjatyw Gospodarczych                     120,000(a)        120,516
   Bank Rio De La Plata SA ADR                       10,000(a)        105,000
   Banque Libanaise Le Commerce
     SAL ADR                                          5,000(a)(b)     110,500
   Banque Marocaine du Commerce
     Exterieur                                        5,000(b)         94,250
   PT Bank Bira                                      33,000             4,577

                                                                      489,643
Communications Equipment (2.83%)
   ECI Telecommunications Ltd. ADR                    7,100           196,138
   Ericsson Telecommunicacoes                     3,600,000(a)        106,127

                                                                      302,265
Computer & Office Equipment (1.52%)
   Orbotech Ltd. ADR                                  3,800(a)        162,450

Construction & Related
Machinery (1.18%)
   Barlow Ltd.                                       12,500           125,974

Consumer Products (1.43%)
   Rothmans Industries Ltd.                          38,000           152,191

Deep Sea Foreign Transportation
of Freight (0.28%)
   Noble Group Ltd.                                 100,000(a)         30,000

Department Stores (0.26%)
   PT Matahari Putra Prima                          108,000            20,971
   PT Matahari Putra Prima Rights                   216,000             6,990

                                                                       27,961
Drugs (1.75%)
   Teva Pharmaceutical ADR                            4,000           187,000

Electric Services (4.87%)
   Centrais Electricas de Santa Catarina            115,000           125,176
   Companhia Paranaense de
     Enersis-Copel ADR                                9,000(a)        107,438
   Electricidade De Portugal SA                       8,400           147,695
   Enersis SA                                         4,200           138,600

                                                                      518,909
Electrical Goods (1.45%)
   Empresa Nacional De Electric
     Sponsored ADR                                    7,700           154,963

Electrical Industrial Apparatus (0.44%)
   Guangdong Kelon Electric Holding                  40,000            47,324

Electronic Components &
Accessories (2.68%)
   Elec & Eltek International                        15,000           108,000
   Varitronix                                        66,000           109,296
   Wong Circuits Hldgs Ltd.                          48,000(a)         68,640

                                                                      285,936
Electronic Distribution
Equipment (6.34%)
   KR Precision Public Co. Ltd.                      10,000            72,151
   Tadiran Ltd. ADR                                   5,300           200,075
   Techtronic Industries Co.                      1,190,000           218,617
   Vtech Holding Ltd.                                95,000           185,588

                                                                      676,431
Engines & Turbines (1.20%)
   LG Cable & Machinery                              12,300           127,487

Federal & Federally Sponsored
Credit (1.87%)
   Industrial Credit & Invest Corp.
     of India                                        14,000(a)(b)     199,500

Fire, Marine, & Casualty
Insurance (1.05%)
   Alfa A                                            15,300           111,752

Foreign Banks, Branches &
Agencies (2.20%)
   Credicorp Ltd. ADR                                 7,800           139,913
   Housing & Commercial Bank                         11,000            94,875

                                                                      234,788
Furniture & Home Furnishings
Stores (1.27%)
   Grupo Elektra SA-CPO                             100,000           135,392

Gas Production & Distribution (0.51%)
   Transportadora de Gas del SUR SA                  28,500            54,182

Grocery Stores (1.29%)
   Blue Square Chain Investments &
     Property Ltd.                                   15,000(a)        137,434

Holding Offices (1.66%)
   The India Fund, Inc. ADR                          21,500           177,375

Local & Suburban
Transportation (0.13%)
   PT Steady Safe                                    50,000            13,523

Meat Products (2.19%)
   Davomas Abadi                                    210,000            91,748
   PT Daya Guna Samudera                            110,000           141,886

                                                       233,634
Metal Cans & Shipping
Containers (0.83%)
   Colep                                              6,100(a)         88,442

Miscellaneous Electrical Equipment &
Supplies (1.73%)
   G.P. Batteries International                      63,200           184,816

Miscellaneous Investing (1.08%)
   Banco Latino Americano de
     Exportacione                                     2,900           115,275

Miscellaneous Non-Durable
Goods (1.62%)
   Desc SA ADR                                        5,100           172,763

Miscellaneous Textile Goods (1.83%)
   Esprit Holdings Ltd.                             316,000           112,426
   Reliance Industries GDR                            4,000(b)         82,250

                                                                      194,676
Motor Vehicles & Equipment (1.95%)
   Hyundai Motor Co. Ltd. GDR                        10,000(a)(b)      37,500
   Qingling Motors Co.                               80,000            48,772
   Tata Engineering & Locomotive
     Ltd. Co.                                        12,000           121,500

                                                                      207,772
Non-Classifiable Establishments (0.58%)
   QPL International Holdings Ltd.                  100,000            62,100

Paints & Allied Products (1.69%)
   Paints & Chemical Industries Co. GDR              18,000(a)(b)     180,000

Petroleum Refining (3.95%)
   Sasol Ltd.                                        18,000           216,934
   YPF Sociedad Anonima ADR                           6,400           204,800

                                                                      421,734
Photographic Equipment &
Supplies (0.23%)
   PT Bunas Finance                                 100,000            24,965

Search & Navigation Equipment (1.92%)
   Elbit Systems Ltd.                                17,400           204,450

Security & Commodity
Exchanges (1.03%)
   OTK Holdings Ltd.                                126,000           109,963

Security Brokers & Dealers (0.48%)
   Peregrine Investment Holdings                     52,000            51,129

Telephone Communication (10.13%)
   Compania Anonima Telefonos De
     Venezuela ADR                                    3,600(b)        157,500
   Hellenic Telecommunication                         7,000           146,426
   Investec-Consattadoria Internacional SA            2,000(a)         66,120
   Telec De Sao Paulo SA                            540,000           144,006
   Telec De Sao Paulo SA Rights Issue                16,718(a)              8
   Telecommunicacoes Brasileiras SA ADR               2,300           233,450
   Telefonica de Argentina ADR                        4,300           120,938
   Teletypos/Mega Channel                            18,000           101,575
   Videsh Sanchar Nigam Ltd. GDR                      8,000(b)        110,400

                                                                    1,080,423
Water Supply (1.10%)
   Companhia de Saneamento Basico de
     Estado de Sao Paulo - SABESP                   660,000(a)        116,740


                            Total Common Stocks                     9,425,253

Preferred Stock (1.18%)

Cement, Hydraulic (1.18%)
   Titan Cement Co.                                   3,300           125,684


                                                     Principal
                                                       Amount        Value


Commercial Paper (12.99%)

Federal & Federally Sponsored
Credit (12.99%)
   FHLMC Commerical Paper;
     5.65%; 11/3/97                              $1,385,000       $ 1,385,000



          Total Portfolio Investments (102.54%)                    10,935,937

Liabilities, net of cash, receivables and
   other assets (-2.54%)                                             (270,978)


                     Total Net Assets (100.00%)                   $10,664,959


(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

               Principal International Emerging Markets Fund, Inc.
                             Investments by Country



                                      Total                       Percentage of
    Country                           Value                         Total Value


   Argentina                      $   687,870                          6.29%
   Brazil                             972,070                          8.89
   Chile                              587,737                          5.38
   China                               96,096                          0.88
   Columbia                           120,000                          1.10
   Egypt                              262,500                          2.40
   Greece                             495,370                          4.53
   Hong Kong                          739,155                          6.76
   Indonesia                          304,660                          2.79
   India                              691,025                          6.32
   Israel                           1,087,547                          9.94
   Korea                              259,863                          2.38
   Lebanon                            110,500                          1.01
   Malaysia                            36,567                          0.33
   Mexico                           1,046,796                          9.58
   Morocco                             94,250                          0.86
   Panama                             115,274                          1.05
   Peru                               139,912                          1.28
   Poland                             175,316                          1.60
   Portugal                           302,258                          2.76
   Singapore                          543,648                          4.97
   South Africa                       452,872                          4.14
   Thailand                            72,151                          0.66
   United States                    1,385,000                         12.66
   Venezuela                          157,500                          1.44


                   Total          $10,935,937                        100.00%


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.


                                                     Shares
                                                      Held           Value


Common Stock (88.70%)

Advertising (3.92%)
   Industrial & Financial Systems                    46,000(a)(b) $   293,484
   United Construction Group Ltd.                   131,000           253,932

                                                                      547,416
Air Transportation, Scheduled (1.66%)
   Ryanair Holdings PLC ADR                           9,300(a)        232,500

Airports, Flying Fields &
Services (1.49%)
   Aeroporti Di Roma                                 23,000(a)        208,955

Automotive Rentals, No Drivers (1.30%)
   Avis Europe PLC                                   73,000           182,397

Central Reserve Depositories (1.39%)
   Union Bank of Norway                               5,600           193,983

Chemicals & Allied Products (1.63%)
   Sarantis SA                                       18,700           227,550

Communications Equipment (0.64%)
   ASM Pacific                                      120,000            90,045

Computer & Data Processing
Services (4.86%)
   Justsystem Corp.                                   5,800(a)        113,328
   Merkantildata ASA                                  5,500           183,841
   Prosolvia AB                                      11,100(a)        382,645

                                                                      679,814
Computer & Office Equipment (1.28%)
   Orbotech Ltd. ADR                                  4,200(a)        179,550

Consumer Products (0.89%)
   Rothmans Industries Ltd.                          31,000           124,156

Crude Petroleum & Natural Gas (1.47%)
   Elf Gabon                                            500            95,726
   Hardy Oil & Gas                                   21,300           110,369

                                                                      206,095
Deep Sea Foreign Transportation
of Freight (3.94%)
   Saevik Supply ASA                                 16,300(a)        372,540
   Van Ommeren NV                                     5,000           179,057

                                                                      551,597
Dimension Stone (0.80%)
   Ausdrill Ltd.                                    114,000           112,498

Drugs (2.79%)
   Bio Technology General Corp.                      17,400(a)        213,150
   Teva Pharmaceutical ADR                            3,800           177,650

                                                                      390,800
Eating & Drinking Places (1.28%)
   Restaurant Brands New Zealand Ltd.               138,300(a)        179,432

Electrical Industrial Apparatus (1.68%)
   Doncasters PLC ADR                                 8,700(a)        234,356

Electrical Work (0.66%)
   Internatio-Muller NV                               2,900            92,198

Electronic Components &
Accessories (0.93%)
   Elec & Eltek International                        18,000           129,600

Electronic Distribution (3.27%)
   ASM Lithography Holding NV                         1,400(a)        102,550
   KR Precision Public Co. Ltd.                      14,500           104,619
   Techtronic Industries Co.                      1,361,000           250,032

                                                                      457,201
Engineering & Architects (2.40%)
   CIE Generale De Geophysique                       12,000(a)        336,000

Engines & Turbines (1.67%)
   Radex-Heraklith
     Industriebeteiligungs AG                         6,000           233,285

Functions Closely Related
to Banking (0.54%)
   Irish Permanent PLC                                7,900            76,173

General Industrial Machinery (0.62%)
   BE Semiconductor Industries NV                     5,800(a)         86,669

Glass & Glassware, Pressed
or Blown (0.53%)
   Vidrala SA                                         1,700            73,679

Hose & Belting & Gaskets
& Packing (1.88%)
   Phoenix AG                                        14,600           262,963

Iron Ores (0.64%)
   Repadre Capital Corp.                             18,100(a)         89,924

Life Insurance (1.30%)
   Scor SA                                            3,900           181,515

Meat Products (2.50%)
   Davomas Abadi                                    390,000           170,388
   Perkins Food PLC                                 111,200           179,013

                                                                      349,401
Metal Services, NEC (2.00%)
   Philip Services Corp. ADR                         16,000(a)        280,000

Miscellaneous Food &
Kindred Products (1.98%)
   Greencore Group PLC                               59,100           277,494

Miscellaneous Manufacturers (2.04%)
   Docdata NV                                        15,700(a)        285,569

Miscellaneous Primary Metal
Products (2.30%)
   YBM Magnex International, Inc.                    26,700(a)        322,151

Miscellaneous Textile Goods (0.64%)
   Esprit Holdings Ltd.                             250,000            88,945

Motor Vehicles & Equipment (3.35%)
   E.C.I.A. Equipment & Composants                      900           149,321
   Mayflower Corp. PLC                               95,000           318,611

                                                                      467,932
Newspapers (1.57%)
   Newsquest PLC                                     56,000(a)(b)     219,272

Nonclassifiable Establishments (1.65%)
   Bure Investment Aktiebolaget AB                   18,900(b)        231,066

Nonresidential Building
Construction (1.46%)
   Algeco                                             5,500           204,672

Oil & Gas Field Services (2.91%)
   Det Sondenfjelds-Norske
     Dampskibsselskab                                 7,300(a)        163,715
   Farstad Shipping                                  38,000           243,722

                                                                      407,437
Personnel Supply Services (1.74%)
   Unique International NV                            9,800           243,899

Petroleum Refining (0.89%)
   Ocean Rig ASA                                    100,000(a)        124,275
   Ocean Rig ASA Rights                             250,000(a)            357

                                                                      124,632
Pulp Mills (2.41%)
   Lassila & Tikanoja Ltd. OY                         3,700           336,541

Radio & Television
Broadcasting (0.40%)
   P4 Radio Hele Norge ASA                            6,000            55,709

Real Estate Operators &
Lessors (0.64%)
   Castellum AB                                       9,500(a)         88,853

Residential Building
Construction (0.70%)
   Volker Wessels Stevin NV                           3,200            97,283

Sanitary Services (2.08%)
   De Sammensluttede Vognmand AS                        400           290,763

Search & Navigation
Equipment (1.55%)
   Elbit Systems Ltd.                                18,500           217,375

Security Brokers & Dealers (2.09%)
   Van Der Moolen Holdings                            3,400           292,571

Soil Preparation (0.96%)
   I.A.M.A. Ltd.                                     73,500           134,702

Telephone Communications (2.73%)
   Colt Telecom Group PLC                            44,500(a)        381,692

Timber Tracks (0.71%)
   Evergreen Forest                                 273,000(a)         98,765

Trusts (1.43%)
   Kiwi Income Property Trust                       130,000            93,251
   Nursing Home Properties PLC                       51,700           107,069

                                                                      200,320
Watches, Clocks, Watchcases &
Parts (0.68%)
   Tag Heuer International SA ADR                     8,300(a)         95,450

Women's & Children's
Undergarments (1.83%)
   CSP International SPA                             23,200(a)        256,001


                            Total Common Stocks                    12,408,846


                                                     Principal
                                                       Amount        Value


Commercial Paper (12.37%)

Federal & Federally Sponsored
Credit (12.37%)
   FHLMC Commercial Paper;
     5.65%; 11/3/97                              $1,730,000       $ 1,730,000


          Total Portfolio Investments (101.07%)                    14,138,846

Liabilities, net of cash, receivables and
   other assets (-1.07%)                                             (150,232)



                     Total Net Assets (100.00%)                   $13,988,614


(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

                   Principal International SmallCap Fund, Inc.
                             Investments by Country



                                      Total                       Percentage of
    Country                           Value                         Total Value


   Australia                       $  501,132                          3.54%
   Austria                            233,285                          1.65
   Canada                             692,075                          4.89
   Denmark                            290,763                          2.06
   Finland                            336,541                          2.38
   France                             967,235                          6.84
   Germany                            262,963                          1.86
   Greece                             227,550                          1.61
   Hong Kong                          429,021                          3.03
   Indonesia                          170,388                          1.21
   Ireland                            232,500                          1.64
   Israel                             787,725                          5.57
   Italy                              464,956                          3.29
   Japan                              113,328                          0.80
   Netherlands                      1,379,796                          9.76
   New Zealand                        371,448                          2.63
   Norway                           1,338,143                          9.46
   Singapore                          253,756                          1.79
   Spain                               73,679                          0.52
   Sweden                             996,048                          7.04
   Switzerland                         95,450                          0.68
   Thailand                           104,619                          0.74
   United Kingdom                   2,086,445                         14.77
   United States                    1,730,000                         12.24


                   Total          $14,138,846                        100.00%



PRINCOR WORLD FUND, INC.


                                                     Shares
                                                      Held           Value


Common Stocks (94.45%)

Advertising (1.94%)
  WPP Group PLC                                   1,382,000      $  6,326,714

Beverages (1.39%)
  Lion Nathan                                       596,000         1,442,419
  PanAmerican Beverages ADR                          99,800         3,093,800

                                                                    4,536,219
Blast Furnace & Basic Steel
Products (0.92%)
   Voest-Alpine Stahl                                69,000(b)      2,990,352

Central Reserve Depositories (3.66%)
   Banco Totta & Acores                             145,000         2,805,280
   National Westminster Bank                        447,931         6,474,793
   Union Bank of Norway                              36,700         1,271,285
   Wing Hang Bank                                   549,600         1,414,973

                                                                   11,966,331
Combination Utility Services (0.90%)
   ABB AG                                             2,240         2,927,557

Commercial Banks (11.62%)
   ABN-AMRO Holdings NV                             290,748         5,857,738
   Bank of Ireland                                  537,239         6,779,248
   Barclays PLC                                     190,594         4,813,287
   Fokus Bank                                       240,000(b)      2,108,392
   Istituto Mobiliare Italiano                      413,000         3,699,565
   National Australia Bank Ltd.                     294,437         4,036,689
   Royal Bank of Canada Montreal Quebec             103,000         5,508,322
   Svenska Handelsbanken AB Free                    172,750         5,147,259

                                                                   37,950,500
Communications Equipment (0.87%)
   ECI Telecommunications Ltd. ADR                  103,000         2,845,375

Communications Services, NEC (0.93%)
   KPN Royal PTT Nederland                           79,780         3,050,243

Computer & Office Equipment (0.26%)
   Canon, Inc.                                       35,000           849,755

Construction & Related
Machinery (0.65%)
   Powerscreen International PLC                    182,000         2,128,742

Consumer Products (3.08%)
   Imasco Ltd.                                      170,217         5,412,275
   Imperial Tobacco Group PLC                       758,500         4,661,622

                                                                   10,073,897
Crude Petroleum & Natural Gas (0.82%)
   Hardy Oil & Gas                                  520,000         2,694,445

Deep Sea Foreign Transportation of
Freight (0.71%)
   Van Ommeren NV                                    64,841         2,322,047

Department Stores (0.61%)
   Vendex International                              36,751         2,007,296

Drugs (6.66%)
   Elan Corp. PLC ADR                               103,000(a)      5,137,125
   Galencia Holdings AG                               2,890         1,448,740
   Novartis AG                                        4,423         6,946,245
   Pharmacia & Upjohn, Inc.                         135,000         4,286,250
   Teva Pharmaceutical ADR                           84,400         3,945,700

                                                                   21,764,060
Electric Light & Wiring
Equipment (0.12%)
  Clipsal Industries Holdings                       149,000           385,910

Electric Services (1.05%)
  Enersis SA ADR                                     87,000         2,871,000
  Korea Electric Power Corp.                         39,500           560,893

                                                                    3,431,893
Electronic Components &
Accessories (1.45%)
  Amtek Engineering                                 675,000           532,097
  Elec & Eltek International                        454,000         3,268,800
  Murata Mfg.                                         9,000           365,178
  Varitronix                                        340,000           563,038

                                                                    4,729,113
Electronic Distribution
Equipment (1.66%)
  Phillips Electronics                               69,100         5,412,004

Engines & Turbines (2.15%)
  Mabuchi Motor                                       4,000           222,832
  Radex-Heraklith
   Industriebeteiligungs AG                          89,000         3,460,388
  Scapa Group PLC                                   838,000         3,344,479

                                                                    7,027,699
Farm & Garden Machinery (1.35%)
  New Holland NV                                    155,000         4,407,813

Finance Services (0.08%)
  MBF Capital Berhad                                419,000           245,147

Functions Closely Related to
Banking (0.46%)
  Liechtenstein Global Trust AG                       3,000         1,503,882

Gas Production & Distribution (1.33%)
  OMV AG                                             30,600         4,357,370

General Industrial Machinery (0.76%)
  SKF AB 'B' Free                                   106,700         2,480,657

Holding Offices (0.72%)
  First Pacific Co., Ltd.                         3,727,303         2,350,812

Hose, Belting, Gaskets &
Packing (0.52%)
  Phoenix AG                                         94,000         1,693,052

Industrial Inorganic Chemicals (2.03%)
  Bayer AG                                           90,550         3,261,827
  Kemira OY                                         332,000(b)      3,373,153

                                                                    6,634,980
Investment Offices (1.31%)
  AMVESCAP PLC                                      651,400         4,287,409

Life Insurance (1.36%)
  QBE Insurance Group Ltd.                          946,390         4,436,133

Meat Products (5.25%)
  Danisco AS                                        120,000         6,796,016
  Orkla B Ordinary Shares                            70,400         5,802,477
  Unilever NV                                        86,000         4,573,141

                                                                   17,171,634
Metal Services, NEC (1.05%)
   Philip Services Corp. ADR                        196,000(a)      3,430,000

Miscellaneous Chemical Products (1.19%)
   Hoechst AG                                       101,000         3,887,658

Miscellaneous Converted Paper
Products (1.64%)
   Bunzl PLC                                      1,285,000         5,343,949

Miscellaneous Food &
Kindred Products (1.42%)
   Greencore Group PLC                              991,000         4,653,066

Miscellaneous Manufacturers (0.16%)
   Carter Holt Harvey Ltd.                          297,300           519,238

Miscellaneous Non-Durable
Goods (1.77%)
   Grand Metropolitan PLC                           643,726         5,791,330

Miscellaneous Textile Goods (0.62%)
   Esprit Holdings Ltd.                           5,666,000         2,015,848

Miscellaneous Transportation
Equipment (1.04%)
   Autoliv, Inc.                                     86,000         3,391,625

Miscellaneous Wood Products (0.41%)
   Enso Oy                                          142,000         1,332,812

Motor Vehicles & Equipment (1.70%)
   E.C.I.A. Equipment & Composants                   17,597         2,919,567
   Hyundai Motor Co., Ltd. GDR                       63,000(b)        236,250
   Swedish Match Co.                                785,000         2,412,407

                                                                    5,568,224
Newspapers (1.26%)
   Publishing & Broadcasting Ltd.                   710,000         4,128,812

Oil & Gas Field Services (1.18%)
   Eni SPA                                          684,000         3,852,723

Petroleum Refining (4.48%)
   Repsol Petroleo SA                               114,400         4,800,770
   Sasol Ltd.                                       372,000         4,483,315
   YPF Sociedad Anonima ADR                         167,000         5,344,000

                                                                   14,628,085
Plastic Materials & Synthetics (1.06%)
   Astra AB                                         222,466         3,448,059

Pulp Mills (2.48%)
   Lassila & Tikanoja Ltd. Oy                        41,000         3,729,241
   UPM-Kymmene Oy                                   196,980         4,387,692

                                                                    8,116,933
Radio & Television Broadcasting (1.53%)
   Carlton Communications PLC                       600,000         5,000,520

Security & Commodity Services (1.22%)
   Corporacion Bancaria de Espania SA                72,000         4,002,201

Security Brokers & Dealers (0.69%)
   Peregrine Investment Holdings                  2,289,000         2,250,650
   Peregrine Investment - Warrants                  127,000(a)          4,108

                                                                    2,254,758
Soap, Cleaners & Toilet Goods (1.40%)
   Reckitt & Colman PLC                             298,797         4,567,099

Special Industry Machinery (2.33%)
   Cookson Group                                  1,540,000         6,172,003
   IHC Caland NV                                     23,300         1,433,497

                                                                    7,605,500
Sugar & Confectionery Products (2.03%)
   Nestle                                             4,704         6,646,437

Telephone Communication (6.36%)
   Nokia Corp. Class A ADR                           71,000         6,265,750
   Tele Danmark B                                    34,800         2,045,216
   Telecom Corp of New Zealand Ltd.                 842,000         4,086,063
   Telecom Italia-DI                                837,200         3,388,130
   Telefonica de Espana SA                          183,400         5,008,929

                                                                   20,794,088
Watches, Clocks, Watchcases &
Parts (0.81%)
   Tag Heuer International SA                        23,200(a)      2,658,291


                            Total Common Stocks                   308,626,296

Preferred Stock (0.82%)

Commercial Banks (0.82%)
   National Australia Bank ECU                       96,000         2,670,000


                                                    Principal
                                                      Amount         Value


Bond (0.95%)


Fire, Marine & Casualty
Insurance (0.95%)
   Alfa SA Convertible Subordinated
    Debentures; 8.00%; 9/15/00                   $2,010,000(b)   $  3,115,500

Commercial Paper (4.24%)

Personal Credit Institutions (2.82%)
   Associates Corp.;
    5.68%; 11/3/97                                9,215,000         9,215,000

Securities Brokers & Dealers (1.42%)
   Merrill Lynch & Co.;
    5.55%; 11/3/97                                4,655,000         4,655,000


                         Total Commercial Paper                    13,870,000


          Total Portfolio Investments (100.46%)                   328,281,796

Liabilities, net of cash, receivables and
   other assets (-0.46%)                                           (1,508,596)


                     Total Net Assets (100.00%)                  $326,773,200



(a)  Non-Income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

                            Princor World Fund, Inc.
                             Investments by Country



                                      Total                       Percentage of
    Country                           Value                         Total Value


   Argentina                     $  5,344,000                          1.63%
   Australia                       15,271,634                          4.66
   Austria                         10,808,109                          3.29
   Canada                          14,350,597                          4.37
   Chile                            2,871,000                          0.88
   Denmark                          8,841,232                          2.69
   Finland                         19,088,647                          5.82
   France                           2,919,567                          0.89
   Germany                          8,842,537                          2.69
   Hong Kong                        8,599,429                          2.62
   Israel                           6,791,075                          2.07
   Italy                           10,940,417                          3.33
   Japan                            1,437,765                          0.44
   Korea, Republic of                 797,143                          0.24
   Malaysia                           245,147                          0.07
   Mexico                           6,209,300                          1.89
   Netherlands                     29,063,777                          8.85
   New Zealand                      6,047,722                          1.84
   Norway                           9,182,154                          2.80
   Portugal                         2,805,280                          0.85
   Singapore                        4,186,807                          1.28
   South Africa                     4,483,314                          1.37
   Spain                           13,811,901                          4.21
   Sweden                          16,880,008                          5.14
   Switzerland                     22,131,152                          6.74
   United Kingdom                  78,175,832                         23.81
   United States                   18,156,250                          5.53

                   Total         $328,281,796                        100.00%

See accompanying note.


FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                      Income from Investment Operations               Less Distributions

                                                       Net     Net Realized
                                                     Invest-        and
                                        Net Asset     ment      Unrealized        Total      Dividends      Distri-
                                        Value at     Income        Gain           from       from Net       butions          Total
                                        Beginning  (Operating    (Loss) on      Investment   Investment       from          Distri-
                                        of Period     Loss)     Investments     Operations    Income      Capital Gains     butions


 PRINCIPAL INTERNATIONAL
 EMERGING GROWTH FUND, INC.
   Class A:
   Period Ended October 31, 1997(b)      $  9.51     $(.01)      $(1.21)       $(1.22)        $ --           $ --            $ --
   Class B:
   Period Ended October 31, 1997(b)         9.51      (.01)       (1.22)        (1.23)          --             --              --
   Class R:
   Period Ended October 31, 1997(b)         9.51      (.01)       (1.22)        (1.23)          --             --              --

 PRINCIPAL INTERNATIONAL
 SMALLCAP FUND, INC.
   Class A:
   Period Ended October 31, 1997(b)        10.04      (.01)        (.07)         (.08)          --             --              --
   Class B:
   Period Ended October 31, 1997(b)        10.04      (.01)        (.07)         (.08)          --             --              --
   Class R:
   Period Ended October 31, 1997(b)        10.04      (.01)        (.07)         (.08)          --             --              --

 PRINCOR WORLD FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                   8.14       .09         1.52          1.61         (.11)          (.31)           (.42)
     1996                                   7.28       .10         1.17          1.27         (.08)          (.33)           (.41)
     1995                                   7.44       .08         (.02)          .06         (.03)          (.19)           (.22)
     1994                                   6.85       .01          .64           .65         (.02)          (.04)           (.06)
     1993                                   5.02       .03         1.98          2.01         (.05)          (.13)           (.18)
   Class B:
   Year Ended October 31,
     1997                                   8.07       .03         1.51          1.54         (.04)          (.31)           (.35)
     1996                                   7.24       .03         1.15          1.18         (.02)          (.33)           (.35)
   Period Ended October 31, 1995(f)         6.71       .05          .51           .56         (.03)            --            (.03)
   Class R:
   Year Ended October 31, 1997              8.12       .07         1.47          1.54         (.08)          (.31)           (.39)
   Period Ended October 31, 1996(g)         7.48       .01          .63           .64           --             --              --

                                                                                    Ratios/Supplemental Data

                                                                                                Ratio of Net
                                                                                                 Investment
                                        Net Asset                                 Ratio of      Income (Oper-
                                        Value at                 Net Assets at    Expenses to    ating Loss)  Portfolio   Average
                                          End        Total      End of Period      Average       to Average   Turnover   Commission
                                        of Period   Return(a)   (in thousands)    Net Assets     Net Assets     Rate    Rate Paid(e)

 PRINCIPAL INTERNATIONAL
 EMERGING GROWTH FUND, INC.
   Class A:
   Period Ended October 31, 1997(b)       $8.29     (10.18)%(c)   $  5,039        2.03%(d)      (.32)%(d)     21.4%(d)      $.005
   Class B:
   Period Ended October 31, 1997(b)        8.28     (10.29)(c)       3,116        2.16(d)       (.46)(d)      21.4(d)        .005
   Class R:
   Period Ended October 31, 1997(b)        8.28     (10.29)(c)       2,510        2.20(d)       (.51)(d)      21.4(d)        .005

 PRINCIPAL INTERNATIONAL
 SMALLCAP FUND, INC.
   Class A:
   Period Ended October 31, 1997(b)        9.96        .50(c)        6,210        1.99(d)       (.40)(d)      10.4(d)        .0104
   Class B:
   Period Ended October 31, 1997(b)        9.96        .50(c)        4,774        2.07(d)       (.47)(d)      10.4(d)        .0104
   Class R:
   Period Ended October 31, 1997(b)        9.96        .50(c)        3,004        2.15(d)       (.54)(d)      10.4(d)        .0104

 PRINCOR WORLD FUND, INC.
   Class A:
   Year Ended October 31,
     1997                                  9.33      20.46         281,158        1.39          1.25          26.6           .0174
     1996                                  8.14      18.36         172,276        1.45          1.43          23.8           .0147
     1995                                  7.28       1.03         126,554        1.63          1.10          35.4            N/A
     1994                                  7.44       9.60         115,812        1.74           .10          13.2            N/A
     1993                                  6.85      41.39          63,718        1.61           .59          19.5            N/A
   Class B:
   Year Ended October 31,
     1997                                  9.26      19.62          33,842        2.17           .42          26.6           .0174
     1996                                  8.07      17.16          15,745        2.28           .64          23.8           .0197
   Period Ended October 31, 1995(f)        7.24       9.77(c)        3,908        2.19(d)        .58(d)       35.4(d)         N/A
   Class R:
   Year Ended October 31, 1997             9.27      19.65          11,773        2.10           .44          26.6           .0174
   Period Ended October 31, 1996(g)        8.12       9.29(c)        1,057        1.59(d)        .78(d)       23.8(d)        .0197

See accompanying notes.

Notes to Financial Highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Period from August 29, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Mutual Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                Per Share          Per Share
                                             Net Investment        Unrealized
                                                 Income            Gain (Loss)

         Principal International
         Emerging Markets Fund, Inc.:
             Class A                              $.01              $(.50)
             Class B                               .01               (.50)
             Class R                               .01               (.50)

         Principal International
         SmallCap Fund, Inc.:
             Class A                               .01                .03
             Class B                               .01                .03
             Class R                               .01                .03

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) The International Growth Funds identified the cost of commissions paid on purchases and sales of portfolio securities charged to each fund in the local currency of the respective country involved. The value of the commissions is translated into U.S. dollars at approximate rates when acquired or sold. This translation can give the appearance that the International Growth Funds average commission rates are substantially different from the Domestic Growth Funds.

(f) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Princor World Fund, Inc. Class B shares recognized no net investment income for the period from the initial purchase by Princor Management Corporation of Class B shares on December 5, 1994, through December 8, 1994. Additionally, Class B shares incurred unrealized losses on investments of $.07 per share during the initial interim period. This represents Class B share activities of the fund prior to the initial public offering of Class B shares.


(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Princor World Fund, Inc. Class R shares recognized no net investment income for the period from the initial purchase by Princor Management Corporation of Class R shares on February 27, 1996, through February 28, 1996. Additionally, Class R shares incurred unrealized gains on investments of $.02 per share during the initial interim period. This represents Class R share activities of the fund prior to the intial offering of Class R shares.

October 31, 1997


STATEMENTS OF ASSETS AND LIABILITIES


                                                                                    Princor      Princor Government        Princor
                                                                                     Bond         Securities Income       High Yield
INCOME FUNDS                                                                      Fund, Inc.         Fund, Inc.           Fund, Inc.


    Investment in securities -- at cost..............................            $135,200,913       $264,922,931         $44,647,368


    Assets
    Investment in securities -- at value (Note 4)....................            $142,875,265       $271,804,892         $45,637,392
    Cash ............................................................                   1,789              3,230               2,001
    Receivables:
       Interest......................................................               2,795,985          1,595,978           1,037,276
       Investment securities sold....................................                 --                --                   --
       Capital Stock sold............................................                 284,868            288,370             163,982
    Other assets.....................................................                   3,437             16,781               1,990

                                                         Total Assets             145,961,344        273,709,251          46,842,641
    Liabilities
    Accrued expenses.................................................                 113,646            189,919              42,785
    Payables:
       Investment securities purchased...............................                 --               4,004,688             --
       Capital Stock reacquired......................................                  41,696             99,756              40,932
    Indebtedness (Note 6)............................................                 --                --                   --

                                                    Total Liabilities                 155,342          4,294,363              83,717

    Net Assets Applicable to Outstanding Shares   ...................            $145,806,002       $269,414,888         $46,758,924



    Net Assets Consist of:
    Capital Stock...................................................             $    127,509       $    234,071         $    54,954
    Additional paid-in capital.......................................             138,008,605        264,101,882          47,656,566
    Accumulated undistributed net investment income..................                  68,563            447,772              33,718
    Accumulated net realized (loss) on investment transactions ......                 (73,027)        (2,250,798)        (1,976,338)
    Net unrealized appreciation (depreciation) of investments........               7,674,352          6,881,961             990,024

                                                     Total Net Assets            $145,806,002       $269,414,888         $46,758,924



    Capital Stock (par value: $.01 a share):
    Shares authorized................................................             100,000,000        100,000,000         100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................            $126,427,349       $249,832,217         $38,239,255
             Shares issued and outstanding...........................              11,054,664         21,701,714           4,487,914
             Net asset value per share...............................                  $11.44             $11.51               $8.52
             Maximum offering price per share(a)   ..................                  $12.01             $12.08               $8.94


    Class B: Net Assets .............................................             $13,402,627        $15,430,876          $6,558,337
             Shares issued and outstanding...........................               1,173,331          1,341,948             774,091
             Net asset value per share(b)............................                  $11.42             $11.50               $8.47


    Class R: Net Assets..............................................              $5,976,026         $4,151,795          $1,961,332
             Shares issued and outstanding...........................                 522,900            363,410             233,444
             Net asset value per share...............................                  $11.43             $11.42               $8.40

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Princor Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% of net asset value with respect to Princor Limited Term Bond Fund, Inc.)
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


  See accompanying notes.

October 31, 1997


STATEMENTS OF ASSETS AND LIABILITIES



                                                                                    Princor                Princor
                                                                               Limited Term Bond       Tax-Exempt Bond
INCOME FUNDS                                                                      Fund, Inc.             Fund, Inc.


    Investment in securities -- at cost..............................             $21,443,423            $184,918,482


    Assets
    Investment in securities -- at value (Note 4)....................             $21,432,010            $196,943,398
    Cash ............................................................                   1,999               1,455,936
    Receivables:
       Interest......................................................                 332,448               2,542,622
       Investment securities sold....................................                  18,062                --
       Capital Stock sold............................................                  48,353                 112,276
    Other assets.....................................................                 --                        7,333

                                                         Total Assets              21,832,872             201,061,565
    Liabilities
    Accrued expenses.................................................                  21,055                 117,130
    Payables:
       Investment securities purchased...............................                 --                     --
       Capital Stock reacquired......................................                  14,089                  30,080
    Indebtedness (Note 6)............................................                 --                      125,000

                                                    Total Liabilities                  35,144                 272,210

    Net Assets Applicable to Outstanding Shares   ...................             $21,797,728            $200,789,355



    Net Assets Consist of:
    Capital Stock...................................................              $    22,073            $    162,131
    Additional paid-in capital.......................................              21,795,791             189,244,795
    Accumulated undistributed net investment income..................                  25,655                 191,601
    Accumulated net realized (loss) on investment transactions ......                 (34,378)              (834,088)
    Net unrealized appreciation (depreciation) of investments........                 (11,413)             12,024,916

                                                     Total Net Assets             $21,797,728            $200,789,355



    Capital Stock (par value: $.01 a share):
    Shares authorized................................................             100,000,000             100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................             $20,567,328            $193,006,582
             Shares issued and outstanding...........................               2,082,741              15,584,737
             Net asset value per share...............................                   $9.88                  $12.38
             Maximum offering price per share(a)   ..................                  $10.03                  $13.00


    Class B: Net Assets .............................................                $624,613              $7,782,773
             Shares issued and outstanding...........................                  63,117                 628,373
             Net asset value per share(b)............................                   $9.90                  $12.39


    Class R: Net Assets..............................................                $605,787                     N/A
             Shares issued and outstanding...........................                  61,475                     N/A
             Net asset value per share...............................                   $9.85                     N/A

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Princor Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% of net asset value with respect to Princor Limited Term Bond Fund, Inc.)
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


  See accompanying notes.

Year Ended October 31, 1997

STATEMENTS OF OPERATIONS


                                                                                    Princor      Princor Government        Princor
                                                                                     Bond         Securities Income      High Yield
INCOME FUNDS                                                                      Fund, Inc.         Fund, Inc.           Fund, Inc.


    Net Investment Income
    Interest income....................................................          $ 9,956,799        $18,921,110           $3,545,599

    Expenses:
       Management and investment advisory fees (Note 3)   .............              636,217          1,227,604              230,667
       Distribution and shareholder servicing fees (Note 1 and 3)......              385,643            577,692              130,061
       Transfer and administrative services (Note 1 and 3).............              278,385            407,146              135,553
       Registration fees (Note 1)......................................               47,998             66,578               45,922
       Custodian fees .................................................                3,846             17,188                3,424
       Auditing and legal fees ........................................                6,893              9,125                8,124
       Directors' fees ................................................                7,293              7,268                7,268
       Other ..........................................................               21,953             42,448                6,245

                                                  Total Gross Expenses             1,388,228          2,355,049              520,314
       Less:  Management and investment
          advisory fees waived.........................................               60,665            --                    --

                                                    Total Net Expenses             1,327,563          2,355,049              520,314

                                                 Net Investment Income             8,629,236         16,566,061            3,025,285

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............              921,121           (776,007)           1,000,035
    Change in unrealized appreciation/depreciation
       of investments .................................................            3,176,634          7,674,729              221,232

                                           Net Realized and Unrealized
                                            Gain (Loss) of Investments             4,097,755          6,898,722            1,221,267


                                            Net Increase in Net Assets
                                             Resulting from Operations           $12,726,991        $23,464,783           $4,246,552

See accompanying notes.

Year Ended October 31, 1997

STATEMENTS OF OPERATIONS



                                                                                    Princor             Princor
                                                                              Limited Term Bond    Tax-Exempt Bond
INCOME FUNDS                                                                      Fund, Inc.          Fund, Inc.


    Net Investment Income
    Interest income...................................................            $1,378,412        $11,777,082

    Expenses:
       Management and investment advisory fees (Note 3)   ............                97,039            941,387
       Distribution and shareholder servicing fees (Note 1 and 3).....                36,355            441,115
       Transfer and administrative services (Note 1 and 3)............                98,481             44,634
       Registration fees (Note 1).....................................                37,485             38,048
       Custodian fees ................................................                 4,222              2,174
       Auditing and legal fees .......................................                 5,885              6,326
       Directors' fees ...............................................                 7,326              7,268
       Other .........................................................                 6,094             22,409

                                                  Total Gross Expenses               237,996          1,605,202
       Less:  Management and investment
          advisory fees waived........................................                59,630             --

                                                    Total Net Expenses               178,366          1,605,202

                                                 Net Investment Income             1,200,046         10,171,880

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions.............               (30,744)           818,662
    Change in unrealized appreciation/depreciation
       of investments ................................................                99,272          5,658,545

                                           Net Realized and Unrealized
                                            Gain (Loss) of Investments                68,528          6,477,207


                                            Net Increase in Net Assets
                                             Resulting from Operations            $1,268,574        $16,649,087

See accompanying notes.

Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                Princor                Princor Government
                                                                                 Bond                   Securities Income
INCOME FUNDS                                                                   Fund, Inc.                   Fund, Inc.




                                                                           1997         1996             1997         1996

    Operations
    Net investment income............................................ $  8,629,236  $  7,759,173     $ 16,566,061  $ 16,881,312
    Net realized gain (loss) from investment transactions............      921,121      (608,660)        (776,007)      434,186
    Change in unrealized appreciation/depreciation
       of investments................................................    3,176,634    (1,814,840)       7,674,729    (1,721,443)

                                          Net Increase in Net Assets
                                           Resulting from Operations    12,726,991     5,335,673       23,464,783    15,594,055

    Dividends and Distributions to Shareholders
    from Net Investment Income:
       Class A.......................................................   (8,447,557)   (7,395,304)     (16,727,976)  (16,420,667)
       Class B.......................................................     (648,042)     (336,861)        (797,919)     (470,574)
       Class R.......................................................     (193,972)       (3,457)(b)     (127,873)       (2,908)(b)

                                   Total Dividends and Distributions    (9,289,571)   (7,735,622)     (17,653,768)  (16,894,149)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................   27,360,904    21,969,069       31,378,780    37,110,671
       Class B.......................................................    6,449,151     5,830,264        6,564,032     8,060,500
       Class R.......................................................    6,016,081       517,933(b)     3,952,066       469,159(b)
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................    5,936,473     4,977,027       13,338,406    12,945,447
       Class B.......................................................      523,092       270,581          644,830       375,343
       Class R.......................................................      193,561         3,457(b)       127,615         2,905(b)
    Shares redeemed:
       Class A.......................................................  (23,209,507)  (18,116,844)     (59,260,515)  (50,822,999)
       Class B.......................................................   (1,891,456)     (773,259)      (3,726,468)   (1,570,936)
       Class R.......................................................     (948,686)       (8,814)(b)     (510,669)       (1,707)(b)

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions    20,429,613    14,669,414       (7,491,923)    6,568,383

                                          Total Increase (Decrease)     23,867,033    12,269,465       (1,680,908)    5,268,289

    Net Assets
    Beginning of period..............................................  121,938,969   109,669,504      271,095,796   265,827,507

    End of period (including undistributed net investment
       income as set forth below).................................... $145,806,002  $121,938,969     $269,414,888  $271,095,796



    Undistributed Net Investment Income  ............................ $     68,563  $    728,898     $    447,772  $  1,535,479


(a) Period from February 13, 1996 (date operations commenced) through October 31, 1996.
(b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.


   See accompanying notes.

Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS




                                                                                 Princor                       Princor
                                                                                High Yield                Limited Term Bond
INCOME FUNDS                                                                    Fund, Inc.                   Fund, Inc.




                                                                           1997         1996             1997        1996(a)

    Operations
    Net investment income............................................  $ 3,025,285   $ 2,246,839     $ 1,200,046  $   535,922
    Net realized gain (loss) from investment transactions............    1,000,035        26,628         (30,744)      (3,634)
    Change in unrealized appreciation/depreciation
       of investments................................................      221,232       765,331          99,272     (110,685)

                                          Net Increase in Net Assets
                                           Resulting from Operations     4,246,552     3,038,798       1,268,574      421,603

    Dividends and Distributions to Shareholders
    from Net Investment Income:
       Class A.......................................................   (2,851,339)   (2,164,495)     (1,227,443)    (434,063)
       Class B.......................................................     (305,236)     (100,795)        (14,695)      (1,401)(b)
       Class R.......................................................      (76,561)       (1,126)(b)     (27,342)        (522)(b)

                                   Total Dividends and Distributions    (3,233,136)   (2,266,416)     (1,269,480)    (435,986)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................   12,193,322     6,203,975       6,544,078   17,452,369
       Class B.......................................................    4,993,786     1,663,572         580,621      108,544(b)
       Class R.......................................................    1,904,286       120,413(b)      847,672       81,911(b)
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................    1,195,770       975,918       1,161,005      419,436
       Class B.......................................................      195,332        56,034           8,758        1,352(b)
       Class R.......................................................       76,523         1,126(b)       27,342          522(b)
    Shares redeemed:
       Class A.......................................................   (4,508,255)   (2,864,299)     (4,380,863)    (605,448)
       Class B.......................................................     (825,099)     (288,473)        (78,682)        (139)(b)
       Class R.......................................................     (149,618)      --             (355,461)      --

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions    15,076,047     5,868,266       4,354,470   17,458,547

                                          Total Increase (Decrease)     16,089,463     6,640,648       4,353,564   17,444,164

    Net Assets
    Beginning of period..............................................   30,669,461    24,028,813      17,444,164       --

    End of period (including undistributed net investment
       income as set forth below)....................................  $46,758,924   $30,669,461     $21,797,728  $17,444,164



    Undistributed Net Investment Income  ............................  $    33,718   $   246,818     $    25,655  $    99,936


(a) Period from February 13, 1996 (date operations commenced) through October 31, 1996.
(b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.


   See accompanying notes.

Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 Princor
                                                                             Tax-Exempt Bond
INCOME FUNDS                                                                    Fund, Inc.




                                                                           1997          1996

    Operations
    Net investment income............................................ $ 10,171,880  $  9,923,693
    Net realized gain (loss) from investment transactions............      818,662       674,906
    Change in unrealized appreciation/depreciation
       of investments................................................    5,658,545       362,726

                                          Net Increase in Net Assets
                                           Resulting from Operations    16,649,087    10,961,325

    Dividends and Distributions to Shareholders
    from Net Investment Income:
       Class A.......................................................  (10,615,003)   (9,811,318)
       Class B.......................................................     (312,381)     (209,899)
       Class R.......................................................         N/A         N/A

                                   Total Dividends and Distributions   (10,927,384)  (10,021,217)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................   24,107,825    23,815,010
       Class B.......................................................    2,704,384     2,684,628
       Class R.......................................................        N/A         N/A
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................    7,156,854     6,720,668
       Class B.......................................................      214,928       155,939
       Class R.......................................................        N/A         N/A
    Shares redeemed:
       Class A.......................................................  (30,946,309)  (23,971,299)
       Class B.......................................................   (1,143,685)     (572,822)
       Class R.......................................................        N/A         N/A

                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions     2,093,997     8,832,124

                                          Total Increase (Decrease)      7,815,700     9,772,232

    Net Assets
    Beginning of period..............................................  192,973,655   183,201,423

    End of period (including undistributed net investment
       income as set forth below).................................... $200,789,355  $192,973,655



    Undistributed Net Investment Income  ............................     $191,601  $    947,865



(a) Period from February 13, 1996 (date operations commenced) through October 31, 1996.
(b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.


   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS



   Princor Bond Fund, Inc.
   Princor High Yield Fund, Inc.
   Princor Government Securities Income Fund, Inc.
   Princor Tax-Exempt Bond Fund, Inc.
   Princor Limited Term Bond Fund, Inc.


Note 1 -- Significant Accounting Policies

Princor Bond Fund, Inc., Princor Government Securities Income Fund, Inc., Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc. and Princor Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Income Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class, are charged directly to such class. Class-specific expenses charged to each class during the year ended October 31, 1997, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                      Distribution and                Transfer and
                                                  Shareholder Servicing Fees      Administrative Services      Registration Fees

                                                   Class  A  Class B  Class R    Class A  Class B Class R   Class A Class B  Class R

   Princor Bond Fund, Inc.                         $268,328  $93,892  $23,423   $101,921  $14,667  $4,517   $12,318  $ 7,806  $7,229
   Princor Government Securities Income Fund, Inc.  475,309   85,084   17,299    202,816   15,873   3,032    13,530   12,352   8,084
   Princor High Yield Fund, Inc.                     83,413   39,158    7,490     22,497    4,443   1,514     8,729    7,546   6,434
   Princor Limited Term Bond Fund, Inc.              32,412    1,287    2,656      3,645      380     669     9,552    5,733   6,244
   Princor Tax-Exempt Bond Fund, Inc.               390,614   50,501      N/A     64,170    2,962     N/A    19,928    7,741     N/A

The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Interest income is recognized on an accrual basis.

The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the periods ended October 31, 1997 and 1996 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

At October 31, 1997, the Income Funds had approximate net capital loss carryforwards as follows:

                                                                  Princor
                                                  Princor       Government         Princor          Princor              Princor
                                                   Bond      Securities Income   High Yield    Limited Term Bond     Tax-Exempt Bond
   Net Capital Loss Carryforwards Expire In:    Fund, Inc.      Fund, Inc.       Fund, Inc.       Fund, Inc.           Fund, Inc.

                       1999                        $ --         $    --          $  577,000         $   --              $  --
                       2000                          --              --             561,000             --                 --
                       2001                          --              --             409,000             --                 --
                       2002                          --            400,000         323,000              --                 --
                       2003                          --          1,075,000         106,000              --               834,000
                       2004                         73,000           --              --               4,000                --
                       2005                          --            776,000           --              31,000                --

                                                   $73,000      $2,251,000       $1,976,000         $35,000             $834,000


Note 3 -- Management Agreement and Transactions With Affiliates

The Income Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Income Funds is as follows:

                                                                       Net Asset Value of Funds
                                                                             (in millions)

                                              First             Next             Next              Next              Over
                                              $100              $100             $100              $100              $400

   Princor Bond Fund, Inc.                    0.50%            0.45%             0.40%            0.35%             0.30%
   Princor Government Securities
     Income Fund, Inc.                        0.50%            0.45%             0.40%            0.35%             0.30%
   Princor High Yield Fund, Inc.              0.60%            0.55%             0.50%            0.45%             0.40%
   Princor Limited Term Bond Fund, Inc.       0.50%            0.45%             0.40%            0.35%             0.30%
   Princor Tax-Exempt Bond Fund, Inc.         0.50%            0.45%             0.40%            0.35%             0.30%


Note 3 -- Management Agreement and Transactions With Affiliates (Cont.)

The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for some of the Income Funds. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits, which were maintained at or below those shown, are as follows:

                                    Amount
                                    Waived

                         Year Ended           Year Ended            Expense
                      October 31, 1997     October 31, 1996          Limit

   Princor Bond
   Fund, Inc.
     Class A              $41,256              $22,536                0.95%
     Class B                8,982                5,874                1.70
     Class R               10,427                    3(b)             1.45
   Princor Limited
   Term Bond
   Fund, Inc.
     Class A               46,271               25,651(a)             0.90
     Class B                6,528                  259(a)             1.25
     Class R                6,831                   60(b)             1.50

   (a)Period from February 13, 1996 (date operations commenced) through October 31, 1996.
   (b)Period from February 27, 1996 (date operations commenced) through October 31, 1996.

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of the Funds through October 31, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, and for Class B shares at 4.00% (.25% and 1.25% for Princor Limited Term Bond Fund, Inc., respectively), of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Princor Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained, by fund, for the year ended October 31, 1997 were as follows:

                                                        Class A     Class B

   Princor Bond Fund, Inc.                             $542,346     $40,557
   Princor Government Securities Income Fund, Inc.      681,401      55,828
   Princor High Yield Fund, Inc.                        304,387      16,664
   Princor Limited Term Bond Fund, Inc.                  50,591         182
   Princor Tax-Exempt Bond Fund, Inc.                   538,158      20,539

No brokerage commissions were paid by the Income Funds to affiliated broker dealers during the periods ended October 31, 1997 and 1996.

The Income Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to .25% (.15% for the Princor Limited Term Bond Fund, Inc.) of the average daily net assets attributable to Class A shares of each fund. Each of the Income Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund (.50% for the Princor Limited Term Bond Fund, Inc.). Each of the Income Funds, with the exception of Princor Tax-Exempt Bond Fund, Inc., adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Income Funds.

At October 31, 1997, Principal Mutual Life Insurance Company and subsidiaries of Principal Mutual Life Insurance Company owned shares of the Income Funds as follows:

                                                    Class A    Class B   Class R

   Princor Bond Fund, Inc.                          178,252       118       99
   Princor Government Securities Income Fund, Inc.   94,035       115       98
   Princor High Yield Fund, Inc.                  1,116,210       162     4,704
   Princor Limited Term Bond Fund, Inc.           1,107,238       111     4,494
   Princor Tax-Exempt Bond Fund, Inc.                92,517       109      N/A


Note 4 -- Investment Transactions

For the year ended October 31, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U. S. government securities) by the Income Funds were as follows:

                                                 Purchases           Sales

   Princor Bond Fund, Inc.                     $35,535,653        $16,091,925
   Princor High Yield Fund, Inc.                29,404,850         14,166,740
   Princor Limited Term Bond Fund, Inc.          5,388,580          2,327,955
   Princor Tax-Exempt Bond Fund, Inc.           21,102,304         17,150,358

At October 31, 1997, net unrealized appreciation (depreciation) of investments by the Income Funds was composed of the following:

                                                                                                             Net Unrealized

                                                                  Gross Unrealized                      Appreciation (Depreciation)

                                                        Appreciation           (Depreciation)                  of Investments

   Princor Bond Fund, Inc.                               $ 8,032,325             $(357,973)                    $ 7,674,352
   Princor Government Securities Income Fund, Inc.         7,521,916              (639,955)                      6,881,961
   Princor High Yield Fund, Inc.                           1,392,012              (401,988)                        990,024
   Princor Limited Term Bond Fund, Inc.                      177,764              (189,177)                        (11,413)
   Princor Tax-Exempt Bond Fund, Inc.                     12,029,259                (4,343)                     12,024,916

The Income Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 1997, Princor Government Securities Income Fund, Inc. had TBA purchase commitments involving securities with a face amount of $4,000,000, cost of $4,004,688 and market value of $4,063,880. The fund has set aside investment securities and other assets in excess of the commitments to serve as collateral.

Note 4 -- Investment Transactions (Cont.)

At October 31, 1997, the Income Funds held the following securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect a sale in the ordinary course of business.

                                                                                                        Value at       Value as a
                                                                               Date of                  October 31,   Percentage of
                                              Security Description           Acquisition      Cost         1997        Net Assets

  Princor Bond Fund, Inc.                John Hancock Mutual Life;
                                           Insurance Co. Surplus Notes          1/8/97    $2,396,100    $2,547,915        1.75%
  Princor High Yield Fund, Inc.          Antenna TV S.A. Senior Notes           8/7/97       387,269       388,000         .83
                                                                                8/22/97      490,000       485,000        1.04
                                         Calpine Corp. Senior Notes             7/2/97       797,082       812,000        1.74
                                         Flextronics International Ltd.        10/9/97       400,000       396,000         .85
                                           Senor Subordinated Notes            10/14/97      402,500       396,000         .85
                                         Indah Kiat Finance Mauritius Ltd.
                                           Guaranteed Senior Notes              6/26/97      794,776       720,000        1.54
                                         Integrated Health Services, Inc.
                                           Senior Subordinated Notes            9/8/97       800,000       816,000        1.75
                                         Paperboard Industries
                                           International, Inc. Senior Notes     9/18/97      225,000       222,750         .48
                                         Riviera Holdings Corp.
                                           First Mortgage Notes                 8/8/97       395,080       402,000         .86
                                         The DII Group                          9/16/97      452,250       443,813         .95
                                           Senior Subordinated Notes            9/16/97      450,000       443,812         .95
                                         Zale Corp. Senior Notes                9/23/97      895,770       879,750        1.88

                                                                                           6,405,125       13.72
  Princor Limited Term Bond Fund, Inc.   B.A.T. Capital Corp.
                                           Medium-Term Notes                    7/24/96      583,584       595,613        2.73
                                         Orix Credit Alliance, Inc.
                                           Medium-Term Notes                   11/8/96       850,000       853,144        3.91

                                                                                                         1,448,757        6.64
  Princor Tax-Exempt Bond Fund, Inc.     Eddyville, Iowa, IDR Ref. Bonds,
                                           Cargill Inc. Project                 1/11/95      859,910     1,027,500         .51

The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                   Princor                 Princor                    Princor
                                                                    Bond             Government Securities          High Yield
                                                                 Fund, Inc.            Income Fund, Inc.            Fund, Inc.

   Year Ended October 31, 1997:
   Shares sold:
    Class A   .........................................          2,460,201                 2,799,875                1,440,198
    Class B   .........................................            581,347                   585,099                  591,875
    Class R............................................            542,993                   354,800                  227,035
   Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................            534,855                 1,189,680                  141,482
    Class B ...........................................             47,159                    57,621                   23,153
    Class R............................................             17,417                    11,432                    9,113
   Shares redeemed:
    Class A   .........................................         (2,091,860)               (5,287,652)                (532,170)
    Class B   .........................................           (170,486)                 (332,061)                 (97,891)
    Class R............................................            (84,604)                  (45,744)                 (17,821)

                               Net Increase (Decrease)           1,837,022                  (666,950)               1,784,974




   Year Ended October 31, 1996, Except as Noted:
   Shares sold:
    Class A   .........................................          1,970,454                 3,321,877                  768,505
    Class B   .........................................            523,960                   722,764                  207,062
    Class R(a).........................................             47,584                    42,812                   14,977
   Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................            448,289                 1,164,488                  121,239
    Class B ...........................................             24,582                    33,968                    6,991
    Class R(a).........................................                318                       266                      140
   Shares redeemed:
    Class A   .........................................         (1,629,399)               (4,575,851)                (354,640)
    Class B   .........................................            (70,602)                 (141,657)                 (35,769)
    Class R(a).........................................               (808)                     (156)                   --

                                          Net Increase           1,314,378                   568,511                  728,505

   (a) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

Note 5 -- Capital Share Transactions (Cont)


                                                                     Princor                     Princor
                                                                 Limited Term Bond           Tax-Exempt Bond
                                                                   Fund, Inc.(b)               Fund, Inc.

   Year Ended October 31, 1997:
   Shares sold:
    Class A   .........................................               666,459                  1,983,441
    Class B   .........................................                58,936                    222,542
    Class R............................................                86,576                      N/A
   Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................               118,478                    589,808
    Class B   .........................................                   892                     17,694
    Class R............................................                 2,797                      N/A
   Shares redeemed:
    Class A   .........................................              (445,740)                (2,541,274)
    Class B   .........................................                (7,993)                   (93,935)
    Class R............................................               (36,339)                     N/A

                                           Net Increase               444,066                    178,276



   Year Ended October 31, 1996, Except as Noted:
   Shares sold:
   Shares sold:
    Class A   .........................................             1,762,547                  1,994,928
    Class B   .........................................                11,158                    225,823
    Class R(c).........................................                 8,387                      N/A
   Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................                43,053                    563,980
    Class B   .........................................                   139                     13,120
    Class R(c).........................................                    54                      N/A
   Shares redeemed:
    Class A   .........................................               (62,056)                (2,011,737)
    Class B   .........................................                   (15)                   (48,315)

                                           Net Increase             1,763,267                    737,799


   (b) Year ended October 31, 1997 and Period from February 13, 1996 (date operations commenced) through October 31, 1996. (c) Period from
        February 27, 1996 (date operations commenced) through October 31, 1996.

Note 6 -- Line of Credit

The Income Funds participate with the other funds managed by Princor Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each quarter. At October 31, 1997, Princor Tax-Exempt Bond Fund, Inc. had an outstanding borrowing of $125,000 at an annual rate of 6.08%. No other Income Fund had outstanding borrowings at October 31, 1997 under the line of credit.

SCHEDULES OF INVESTMENTS


INCOME FUNDS

PRINCOR BOND FUND, INC.

                                                     Principal
                                                       Amount        Value


Bonds (96.53%)

Air Transportation, Scheduled (1.87%)
   Federal Express Corp. 1994 Pass
     Through Cert., Series A310-A3;
     8.40%; 3/23/10                              $1,500,000      $  1,694,265
   Federal Express Corp. Pass Through
     Cert.; 7.58%; 7/2/19                         1,000,000         1,035,800

                                                                    2,730,065
Aircraft & Parts (0.75%)
   Textron, Inc. Medium-Term
     Notes, Series C;
     9.80%; 1/11/00                                 500,000           537,472
     9.55%; 3/19/01                                 500,000           549,939

                                                                    1,087,411
Auto & Home Supply Stores (1.05%)
   Pep Boys-Manny, Moe & Jack Notes;
      7.00%; 6/1/05                               1,500,000         1,528,605

Beverages (1.59%)
   Joseph E. Seagram & Sons
     Guaranteed Debentures;
     8.38%; 2/15/07                               1,000,000         1,123,535
     8.88%; 9/15/11                               1,000,000         1,198,643

                                                                    2,322,178
Cable & Other Pay TV Services (1.76%)
   Tele-Communications, Inc. Notes;
     7.25%; 8/1/05                                2,000,000         2,033,996
   Tele-Communications, Inc. Senior
     Debentures; 7.88%; 8/1/13                      500,000           530,198

                                                                    2,564,194
Cash Grains (1.77%)
   Aktiebolaget SKF Senior Notes;
     7.63%; 7/15/03                               2,500,000         2,589,720

Combination Utility Services (1.33%)
   PG Energy, Inc. First Mortgage
     Bonds; 8.38%; 12/1/02                          500,000           535,255
   Public Service Electric & Gas
     Medium-Term Notes;
     8.16%; 5/26/09                               1,250,000         1,405,595

                                                                    1,940,850
Computer & Office Equipment (1.79%)
   Seagate Technology, Inc. Senior Notes;
     7.37%; 3/1/07                                2,500,000         2,612,550

Construction & Related
Machinery (0.86%)
   Caterpillar, Inc. Global Debentures;
     9.38%; 8/15/11                               1,000,000         1,258,386

Consumer Products (1.07%)
   Philip Morris Cos. Notes;
     6.80%; 12/1/03                                 500,000           503,234
   RJR Nabisco Capital Corp. Senior
     Notes; 8.75%; 4/15/04                        1,000,000         1,061,250

                                                                    1,564,484
Copper Ores (2.34%)
   Asarco, Inc. Debentures;
     7.88%; 4/15/13                               2,000,000         2,161,288
   Asarco, Inc. Notes; 7.38%; 2/1/03              1,200,000         1,251,431

                                                                    3,412,719
Crude Petroleum & Natural Gas (0.38%)
   Occidental Petroleum Corp.
     Medium-Term Notes;
      9.73%; 6/15/01                                500,000           555,362

Department Stores (2.25%)
   Harcourt General, Inc. Subordinated
      Notes; 9.50%; 3/15/00                         400,000           426,874
   J.C. Penney Co., Inc. Debentures;
     7.13%; 11/15/23                              1,000,000         1,008,209
   Sears Roebuck Co.
     Medium-Term Notes;
     9.05%; 2/6/12                                  500,000           612,590
     9.12%; 2/13/12                               1,000,000         1,231,712

                                                                    3,279,385
Drug Stores & Proprietary Stores (1.36%)
   Rite Aid Corp. Senior Debentures;
     6.88%; 8/15/13                               2,000,000         1,976,942

Eating & Drinking Places (1.63%)
   Marriott International, Inc. Notes;
     6.75%; 12/15/03                              1,300,000         1,306,878
   Marriott International, Inc. Senior
     Notes; 7.88%; 4/15/05                        1,000,000         1,066,739

                                                                    2,373,617
Electric Services (2.86%)
   Ohio Edison Co. First Mortgage
     Bonds; 8.25%; 4/1/02                         2,000,000         2,120,706
   Southern California Edison Co. Notes;
     6.38%; 1/15/06                               1,000,000           994,250
   Toledo Edison Co. Debentures;
     8.70%; 9/1/02                                1,000,000         1,050,100

                                                                    4,165,056
Engines & Turbines (0.70%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/23                                1,000,000         1,016,307

Fabricated Rubber Products,
NEC (1.17%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/03                               1,500,000         1,705,060

Farm & Garden Machinery (1.82%)
   Case Corp. Notes; 7.25%; 1/15/16               1,000,000         1,024,879
   Tenneco, Inc. Notes;
     10.08%; 2/1/01                                 500,000           554,783
     8.08%; 10/1/02                               1,000,000         1,069,508

                                                                    2,649,170
General Government, NEC (3.04%)
   Ontario Hydro Debentures;
     7.45%; 3/31/13                               2,000,000         2,168,720
   Province of Saskatchewan, Canada
     Global Notes; 8.00%; 2/1/13                  2,000,000         2,262,060

                                                                    4,430,780
Gold & Silver Ores (0.87%)
   Placer Dome, Inc. Notes;
      7.13%; 6/15/07                              1,250,000         1,278,196

Grain Mill Products (0.73%)
   Ralston Purina Co. Debentures;
      7.75%; 10/1/15                              1,000,000         1,069,502

Grocery Stores (3.40%)
   American Stores Co. Bond;
     8.00%; 6/1/26                                2,500,000         2,765,978
   Food Lion, Inc. Medium-Term
     Notes; 8.67%; 8/28/06                        1,000,000         1,145,021
   Food Lion, Inc. Notes;
     7.55%; 4/15/07                               1,000,000         1,044,604

                                                                    4,955,603
Highway & Street Construction (1.72%)
   Foster Wheeler Corp. Notes;
     6.75%; 11/15/05                              2,500,000         2,510,148

Household Furniture (1.42%)
   Masco Corp. Debentures;
     7.13%; 8/15/13                               2,000,000         2,079,886

Industrial Inorganic Chemicals (3.80%)
   Dow Chemical Co. Debentures;
     7.38%; 3/1/23                                1,000,000         1,036,891
   Dow Chemical Co. Medium-Term
     Notes; 7.75%; 9/15/20                        1,000,000         1,074,745
   FMC Corp. Senior Notes;
     6.38%; 9/1/03                                  750,000           747,812
   Grace, (W.R.) & Co. Guaranteed
      Notes; 8.00%; 8/15/04                       2,500,000         2,691,060

                                                                    5,550,508
Life Insurance (1.75%)
   John Hancock Mutual Life Insurance
     Co. Surplus Notes; 7.38%; 2/15/24            2,500,000(a)      2,547,915

Machinery, Equipment,
& Supplies (0.17%)
   AAR Corp. Notes; 7.25%; 10/15/03                 250,000           250,746

Millwork, Plywood & Structural
Members (1.24%)
   Georgia-Pacific Corp. Debentures;
     9.50%; 12/1/11                                 600,000           747,599
   Georgia-Pacific Corp. Senior
     Debentures; 7.70%; 6/15/15                   1,000,000         1,053,328

                                                                    1,800,927
Miscellaneous Amusement,
Recreation Service (1.33%)
   Circus Circus Enterprises Senior
     Notes; 6.45%; 2/1/06                         2,000,000         1,933,446

Miscellaneous Chemical
Products (2.31%)
   Cabot Corp. Notes;
     10.25%; 12/15/97                               400,000           401,854
   Ferro Corp. Senior Debentures;
      7.63%; 5/1/13                               1,100,000         1,169,155
   Smith International, Inc. Senior
     Notes; 7.00%; 9/15/07                        1,750,000         1,790,880

                                                                    3,361,889
Miscellaneous Investing (2.32%)
   BRE Properties, Inc. Notes;
     7.20%; 6/15/07                               2,000,000         2,067,620
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/05                               1,250,000         1,312,087

                                                                    3,379,707
Miscellaneous Metal Ores (1.30%)
   Cyprus Amax Minerals Notes;
     7.38%; 5/15/07                               1,100,000         1,151,847
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/02                                 650,000           740,158

                                                                    1,892,005
Motion Picture Production
& Services (0.28%)
   Columbia Pictures Entertainment, Inc.
     Senior Subordinated Notes;
      9.88%; 2/1/98                                 400,000           403,678

Motor Vehicles & Equipment (2.33%)
   Ford Motor Co. Debentures;
     8.88%; 1/15/22                               1,000,000         1,224,431
     7.50%; 8/1/26                                1,000,000         1,060,010
   General Motors Corp. Global
     Medium-Term Notes;
     8.88%; 5/15/03                               1,000,000         1,118,119

                                                                    3,402,560
Newspapers (1.69%)
   News America Holdings, Inc.
     Guaranteed Senior Notes;
     8.50%; 2/15/05                               2,250,000         2,468,995

Oil & Gas Field Services (1.80%)
   Petroleum Geo-Services Notes;
     7.50%; 3/31/07                               2,500,000         2,625,185

Operative Builders (1.74%)
   Pulte Corp. Senior Notes;
     8.38%; 8/15/04                                 500,000           539,330
     7.63%; 10/15/17                              2,000,000         1,994,628

                                                                    2,533,958
Paper Mills (4.19%)
   Bowater, Inc. Debentures;
     9.50%; 10/15/12                              1,000,000         1,269,199
     9.38%; 12/15/21                              1,500,000         1,868,712
   Champion International Corp.
     Notes; 9.88%; 6/1/00                           750,000           814,118
   Chesapeake Corp. Notes;
     9.88%; 5/1/03                                1,000,000         1,154,532
   James River Corp. Notes;
     6.70%; 11/15/03                              1,000,000         1,007,927

                                                                    6,114,488
Paperboard Mills (1.25%)
   Federal Paper Board Co., Inc.
     Debentures; 8.88%; 7/1/12                    1,500,000         1,820,104

Personal Credit Institutions (1.88%)
   General Motors Acceptance Corp.
     Global Notes; 8.50%; 1/1/03                  2,000,000         2,192,166
   Household Finance Corp. Senior
     Subordinated Notes;
      9.63%; 7/15/00                                500,000           543,083

                                                                    2,735,249
Petroleum Refining (8.28%)
   Ashland, Inc. Medium-Term Notes;
     7.71%; 5/11/07                                 500,000           540,243
     7.72%; 7/15/13                               1,000,000         1,079,762
     7.73%; 7/15/13                                 750,000           810,548
   Mapco, Inc. Medium-Term Notes;
     8.48%; 8/5/13                                1,000,000         1,132,777
   Pennzoil Co. Debentures;
     10.13%; 11/15/09                             1,675,000         2,123,133
   Sun Co., Inc. Debentures;
     9.00%; 11/1/24                               2,000,000         2,389,794
   Sun Co., Inc. Notes; 7.13%; 3/15/04              300,000           308,938
   Tosco Corp. Note; 7.25%; 1/1/07                2,500,000         2,595,022
   Ultramar Credit Corp. Guaranteed
     Notes; 8.63%; 7/1/02                         1,000,000         1,089,944

                                                                   12,070,161
Plastic Materials & Synthetics (0.34%)
   Geon Co. Notes; 6.88%; 12/15/05                  500,000           500,639

Primary Nonferrous Metals (2.17%)
   Reynolds Metals Co.
     Medium-Term Notes;
     8.22%; 5/30/07                               2,000,000         2,220,922
     7.65%; 2/4/08                                  875,000           938,884

                                                                    3,159,806
Pulp Mills (1.95%)
   ITT Rayonier, Inc. Notes;
     7.50%; 10/15/02                              1,875,000         1,964,316
   International Paper Co.
     Medium-Term Notes;
     9.70%; 8/15/00                                 800,000           872,637

                                                                    2,836,953
Real Estate Operators & Lessor (0.90%)
   First Industrial, L.P. Notes;
     7.60%; 5/15/07                               1,250,000         1,316,642

Refrigeration & Service
Machinery (1.81%)
   Westinghouse Electric Corp.
     Debentures; 8.63%; 8/1/12                    1,000,000         1,056,667
     Global Notes; 8.88%; 6/1/01                  1,500,000         1,588,978

                                                                    2,645,645
Rental of Railroad Cars (2.12%)
   Gatx Capital Corp. Medium-Term Notes;
     Series B; 9.50%; 1/10/02                     1,500,000         1,671,753
     Series C; 6.86%; 10/13/05                    1,000,000         1,014,922
General American Transportation
     Corp. Medium-Term Notes;
     10.65%; 11/14/97                               400,000           400,448

                                                                    3,087,123
Rubber & Plastics Footwear (1.70%)
   Reebok International Ltd.;
     6.75%; 9/15/05                               2,500,000         2,479,308

Sanitary Services (1.27%)
   Laidlaw, Inc. Notes;
     7.70%; 8/15/02                               1,000,000         1,054,744
   Laidlaw, Inc. Senior Notes;
     7.88%; 4/15/05                                 750,000           803,217

                                                                    1,857,961
Security Brokers & Dealers (1.79%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.38%; 1/15/07                               2,500,000         2,604,320

Telephone Communication (4.45%)
   Korea Telecom Notes; 7.63%; 4/15/07            2,500,000         2,333,655
   Sprint Corp. Notes; 8.13%; 7/15/02             1,500,000         1,609,670
   U.S. West Capital Funding, Inc. Notes;
     7.30%; 1/15/07                               1,500,000         1,541,451
     6.80%; 11/23/07                              1,000,000         1,009,439

                                                                    6,494,215
Variety Stores (0.84%)
   Dayton-Hudson Corp. Debentures;
     9.25%; 8/15/11                               1,000,000         1,219,778


                                     Total Bonds                  140,750,087

Commercial Paper (1.46%)

Personal Credit Institutions (1.46%)
   Investment In Joint Trade Account;
     Associates Corp.; 5.73%; 11/3/97             2,125,178         2,125,178


            Total Portfolio Investments (97.99%)                  142,875,265

Cash, receivables and other assets, net of
   liabilities (2.01%)                                              2,930,737


                      Total Net Assets (100.00%)                 $145,806,002


(a)  Restricted security - See Note 4 to the financial statements.

PRINCOR GOVERNMENT SECURITIES INCOME
FUND, INC.


       Description of Issue                      Principal

   Type        Rate          Maturity              Amount            Value

Government National Mortgage Association (GNMA)
Certificates (99.94%)

GNMA I        6.00%      10/15/23-3/15/26       $21,917,248      $ 21,200,563
GNMA I        6.50       9/15/23-5/15/26         47,911,508        47,512,855
GNMA I        7.00       10/15/22-11/15/27       63,479,660        64,047,130
GNMA I        7.25       9/15/25-10/15/25         5,470,009         5,550,309
GNMA I        7.50       4/15/17-11/1/27         52,385,119        53,787,178
GNMA I        8.00       8/15/16-2/15/22         12,250,277        12,865,141
GNMA II       6.00       1/20/24-3/20/27         51,537,081        49,498,039
GNMA II       6.50       3/20/24-3/20/27         14,987,485        14,800,853


                         Total GNMA Certificates                  269,262,068

                                                     Principal
                                                       Amount        Value



Federal Agency Short-Term Obligation (0.94%)

   Investment in Joint Trade Account;
     Federal Home Loan Mortgage
     Corporation; 5.65%; 11/3/97                 $2,542,824      $  2,542,824


           Total Portfolio Investments (100.88%)                  271,804,892

Liabilities, net of cash, receivables and other
   assets (-0.88%)                                                 (2,390,004)


                      Total Net Assets (100.00%)                 $269,414,888




PRINCOR HIGH YIELD FUND, INC.

                                                     Principal
                                                       Amount        Value

Bonds (96.12%)

Advertising (3.56%)
   Lamar Advertising Company
     Senior Subordinated Notes;
     9.63%; 12/1/06                              $  800,000       $   846,000
   Outdoor Systems
     Senior Subordinated Notes;
     8.88%; 6/15/07                                 800,000           818,000

                                                                    1,664,000
Aircraft & Parts (1.53%)
   Rohr Industries, Inc. Subordinated
     Debentures; 9.25%; 3/1/17                      700,000           717,500

Blast Furnace & Basic Steel
Products (2.45%)
   Titan Wheel International Senior
     Subordinated Notes;
     8.75%; 4/1/07                                  700,000           724,500
   Weirton Steel Corp. Senior Notes;
     10.75%; 6/1/05                                 400,000           421,000

                                                                    1,145,500
Broadwoven Fabric Mills, Cotton (1.54%)
   J.P. Stevens & Co., Inc. Sinking
     Fund Debentures; 9.00%; 3/1/17                 700,000           721,000

Cable & Other Pay TV Services (3.51%)
   Century Communications Senior Notes;
     8.75%; 10/1/07                                 900,000           900,000
   Jones Intercable, Inc. Senior Notes;
     9.63%; 3/15/02                                 700,000           738,500

                                                                    1,638,500
Cogeneration - Small Power
Producer (3.40%)
   AES Corporation Senior Subordinated
     Notes; 8.38%; 8/15/07                          800,000           780,000
   Calpine Corp. Senior Notes;
     8.75%; 7/15/07                                 800,000(a)        812,000

                                                                    1,592,000
Computer & Data Processing
Services (1.98%)
   Decisionone Corporation Senior
     Subordinated Notes; 9.75%; 8/1/07              900,000           927,000

Crude Petroleum & Natural Gas (6.50%)
   Chesapeake Energy Corp. Senior
     Notes; 8.50%; 3/15/12                          800,000           784,000
   Nuevo Energy Co. Senior Subordinated
     Notes; 9.50%; 4/15/06                          600,000           637,500
   Ocean Energy, Inc. Senior Subordinated
     Notes; 8.88%; 7/15/07                          800,000           820,000
   Snyder Oil Company Senior
     Subordinated Notes; 8.75%; 6/15/07             800,000           796,000

                                                                    3,037,500
Dairy Farms (1.45%)
   Fage Dairy Industry S.A. Senior Notes;
     9.00%; 2/1/07                                  700,000           679,000

Electrical Industrial Appratus (1.80%)
   Motors and Gears, Inc. Senior Notes,
     Series A; 10.75%; 11/15/06                     800,000           840,000

Electric Components
& Accessories (5.00%)
   Advanced Micro Devices, Inc.
     Senior Secured Notes;
     11.00%; 8/1/03                                 700,000           756,000
   Fairchild Semiconductor Corp.
     Senior Subordinated Notes;
     10.13%; 3/15/07                                750,000           791,250
   Flextronics International Ltd.
     Senior Subordinated Notes;
     8.75%; 10/15/07                                800,000(a)        792,000

                                                                    2,339,250
Engines & Turbines (1.48%)
   Outboard Marine Corp. Debentures;
     9.13%; 4/15/17                                 700,000           693,000

Family Clothing Stores (1.96%)
   Specialty Retailers, Inc. Senior Notes;
     8.50%; 7/15/05                                 900,000           918,000

Finance Services (1.75%)
   DVI, Inc. Senior Notes;
     9.88%; 2/1/04                                  800,000           816,000

Footwear, Except Rubber (1.75%)
   Brown Group, Inc. Senior Notes;
     9.50%; 10/15/06                                800,000           818,000

Forest Products (1.46%)
   Doman Industries Ltd. Senior Notes;
     8.75%; 3/15/04                                 700,000           684,250

Fuel Dealers (1.49%)
   Petroleum Heat & Power Co., Inc.
     Subordinated Notes;
     10.13%; 4/1/03                                 700,000           695,625

Groceries & Related Products (1.54%)
   Rykoff-Sexton, Inc. Senior
     Subordinated Notes;
     8.88%; 11/1/03                                 700,000           719,250

Grocery Stores (1.72%)
   Quality Food Centers Senior
     Subordinated Notes;
     8.70%; 3/15/07                                 800,000           804,000

Hotels & Motels (4.12%)
   HMH Properties, Inc. Senior Notes;
     8.88%; 7/15/07                                 800,000           816,000
   John Q. Hammons Hotels, L.P. &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/04                          700,000           707,000
   Riviera Holdings Corp. First
     Mortgage Notes;
     10.00%; 8/15/04                                400,000(a)        402,000

                                                                    1,925,000
Industrial Inorganic Chemicals (1.57%)
   PT. Tri Polyta Indonesia TBK
     Guaranteed Secured Notes;
     11.38%; 12/1/03                                800,000           736,000

Knitting Mills (1.61%)
   Tultex Corp. Senior Notes;
     10.63%; 3/15/05                                700,000           750,750

Miscellaneous Amusement, Recreation
Service (3.26%)
   Rio Hotel & Casino, Inc. Senior
     Subordinated Notes;
     9.50%; 4/15/07                                 700,000           728,000
   Station Casinos, Inc. Senior
     Subordinated Notes, Series B;
     9.63%; 6/1/03                                  800,000           795,000

                                                                    1,523,000
Miscellaneous Electrical Equipment
& Supplies (1.90%)
   The DII Group Senior Subordinated
     Notes; 8.50%; 9/15/07                          900,000(a)        887,625

Miscellaneous Plastics Products,
NEC (1.50%)
   Congoleum Corp. Senior Notes;
     9.00%; 2/1/01                                  700,000           700,000

Miscellaneous Shopping Goods
Stores (1.88%)
   Zale Corporation Senior Notes;
     8.50%; 10/1/07                                 900,000(a)        879,750

Newspapers (1.75%)
   Hollinger International Publishing, Inc.
     Senior Notes; 8.63%; 3/15/05                   800,000           816,000

Nursing & Personal Care Facilities (3.29%)
   Integrated Health Services, Inc. Senior
     Subordinated Notes; 9.25%; 1/15/08             800,000(a)        816,000
   Mariner Health Group, Inc. Senior
     Subordinated Notes; 9.50%; 4/1/06              700,000           724,500

                                                                    1,540,500
Oil & Gas Field Services (3.11%)
   Dawson Production Services
     Senior Notes; 9.38%; 2/1/07                    700,000           735,000
   Polysindo International Finance Co.
     B.V. Guaranteed Secured Notes;
     9.38%; 7/30/07                                 800,000           720,000

                                                                    1,455,000
Paper Mills (1.54%)
   Indah Kiat Finance Mauritius Limited
     Guaranteed Senior Notes;
     10.00%; 7/1/07                                 800,000(a)        720,000

Paperboard Containers & Boxes (0.48%)
   Paperboard Industries International, Inc.
     Senior Notes; 8.38%; 9/15/07                   225,000(a)        222,750

Petroleum Refining (1.56%)
   Crown Central Petroleum Corp.
     Senior Notes; 10.88%; 2/1/05                   700,000           728,000

Pulp Mills (1.69%)
   Pen-Tab Industries, Inc. Senior
     Subordinated Notes; 10.88%; 2/1/07             800,000           788,000

Radio, Television, & Computer
Stores (1.53%)
   CompUSA, Inc. Senior Subordinated
     Notes; 9.50%; 6/15/00                          700,000           715,750

Radio & Television Broadcasting (3.45%)
   American Radio Systems Senior
     Subordinated Notes; 9.00%; 2/1/06              700,000           742,000
   Antenna TV S.A. Senior Notes;
     9.00%; 8/1/07                                  900,000(a)        873,000

                                                                    1,615,000
Retail Stores, NEC (1.82%)
   Cole National Group, Inc.
     Senior Subordinated Notes;
     9.88%; 12/31/06                                800,000           852,000

Search & Navigation Equipment (1.56%)
   AMRESCO, Inc. Senior Subordinated
     Notes; 10.00%; 3/15/04                         700,000           731,500

Soap, Cleaners, & Toilet Goods (1.59%)
   Coty, Inc. Senior Subordinated
     Notes; 10.25%; 5/1/05                          700,000           745,500

Telephone Communication (7.95%)
   Lenfest Communications Senior Notes;
     8.38%; 11/1/05                                 800,000           796,000
   Paging Network, Inc. Senior Debentures;
     8.88%; 2/1/06                                  700,000           670,250
   Rogers Cablesystems Ltd. Senior
     Secured Second Priority Notes;
     9.63%; 8/1/02                                  750,000           785,625
   Rogers Cantel, Inc. Senior Secured
     Debentures; 9.75%; 6/1/16                      700,000           749,000
   Vanguard Cellular Systems, Inc. Senior
     Debentures; 9.38%; 4/15/06                     700,000           717,500

                                                                    3,718,375
Textile Finishing, Except Wool (1.54%)
   Dominion Textile (USA), Inc. Guaranteed
     Senior Notes; 9.25%; 4/1/06                    700,000           719,250

Water Supply (1.55%)
   California Energy Casecnan Water &
     Energy Co., Inc. Senior Secured,
     Series B; 11.95%; 11/15/10                     700,000           724,500


                                     Total Bonds                   44,943,625

Commercial Paper (1.48%)

Personal Credit Institutions (1.48%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.73%; 11/3/97                                 693,767           693,767


            Total Portfolio Investments (97.60%)                   45,637,392

Cash, receivables and other assets, net of
   liabilities (2.40%)                                              1,121,532


                      Total Net Assets (100.00%)                  $46,758,924



(a)  Restricted security - See Note 4 to the financial statements.


PRINCOR LIMITED TERM BOND FUND, INC.


                                                     Principal
                                                       Amount        Value


Bonds (65.33%)

Business Credit Institutions (6.81%)
   Ford Motor Credit Co. Notes;
     7.50%; 1/15/03                              $  600,000       $   631,322
   Orix Credit Alliance, Inc.
     Medium-Term Notes;
     6.46%; 5/17/99                                 850,000(a)        853,144

                                                                    1,484,466
Combination Utility Services (5.03%)
   Consolidated Edison Co. Debentures,
     Series 93-B; 6.50%; 2/1/01                     824,000           833,634
   Pacificorp First Mortgage Medium-Term
     Notes; 9.50%; 5/20/99                          250,000           262,834

                                                                    1,096,468
Consumer Products (6.98%)
   B.A.T. Capital Corp. Medium-Term
     Notes; 5.32%; 10/28/98                         600,000(a)        595,613
Philip Morris Cos. Notes;
     7.13%; 12/1/99                                 910,000           925,354

                                                                    1,520,967
Department Stores (7.96%)
   J. C. Penney Co., Inc. Notes;
     9.05%; 3/1/01                                  850,000           921,580
   Sears Roebuck Acceptance Corp.
     Medium-Term Notes, Series II;
     6.69%; 8/13/01                                 450,000           456,775
   Sears Roebuck Co. Medium-Term
     Notes; 6.46%; 5/12/00                          100,000           100,915
   Sears Roebuck Co. Notes;
     8.20%; 4/15/99                                 250,000           256,453

                                                                    1,735,723
Miscellaneous Investing (1.38%)
   United Dominion Realty Trust Notes;
     7.25%; 4/1/99                                  300,000           300,894

Mortgage Bankers & Brokers (3.92%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.05%; 3/1/01                                  860,000           854,490

Motor Vehicles & Equipment (2.52%)
   General Motors Corp. Medium-Term
     Notes; 9.20%; 7/2/01                           500,000           548,606

Paper Mills (4.22%)
   International Paper Co. Notes;
     7.00%; 6/1/01                                  900,000           919,816

Paperboard Mills (3.74%)
   Temple-Inland, Inc. Notes;
     9.00%; 5/1/01                                  750,000           816,176

Personal Credit Institutions (11.07%)
   American General Finance Corp.
     Medium-Term Notes, Series D;
     7.46%; 3/28/00                                 350,000           360,855
   American General Finance Corp. Notes;
     7.25%; 4/15/00                                 500,000           512,626
   Chrysler Financial Corp.
     Medium-Term Notes;
     8.45%; 1/28/00                                 500,000           525,822
   General Motors Acceptance Corp.
     Notes; 6/63%; 10/1/02                        1,000,000         1,014,652

                                                                    2,413,955
Security Brokers & Dealers (4.25%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     5.75%; 11/15/98                                930,000           927,255

Telephone Communication (7.45%)
   Nynex Capital Funding Medium-Term
     Notes, Series A; 9.40%; 6/1/00                 670,000           722,817
   U.S. West Capital Funding, Inc.
     Medium-Term Notes;
     6.13%; 11/30/99                                900,000           899,870

                                                                    1,622,687


                                     Total Bonds                   14,241,503

       Description of Issue                      Principal

   Type        Rate          Maturity              Amount            Value

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (13.76%)

FHLMC         7.25%      12/1/07                 $  686,180       $   700,157
FHLMC         8.00       12/1/11                    341,147           351,900
FHLMC         8.00       10/1/22                    251,559           263,400
FHLMC         8.25       1/1/12                     120,178           123,517
FHLMC Gold    8.50       1/1/00                     480,505           492,600
FHLMC Gold    8.50       3/1/00                     313,343           321,230
FHLMC Gold    8.50       4/1/00                     210,762           216,066
FHLMC Gold    9.00       9/1/09                     500,443           530,395


                        Total FHLMC Certificates                    2,999,265

Federal National Mortgage Association (FNMA)
Certificates (9.22%)

FNMA          8.00       10/1/06                    149,049           152,918
FNMA          8.00       5/1/27                     477,700           495,189
FNMA          8.50       5/1/22                     576,848           603,821
FNMA          9.00       2/1/25                     709,603           757,622


                         Total FNMA Certificates                    2,009,550

Government National Mortgage Association (GNMA)
Certificates (2.66%)

GNMA          8.00       1/20/16                    395,428           415,781
GNMA          9.00       7/15/17                    151,566           164,504


                         Total GNMA Certificates                      580,285


                                                     Principal
                                                       Amount        Value


Asset-Backed Securities (7.18%)

Personal Credit Institutions (2.68%)
   Union Acceptance Corp. 1996-B Auto
     Trust Pass-Through Certificates,
     Class A; 6.45%; 7/8/03                      $  579,168       $   583,367

Mortgage Pass Thru Securities (4.50%)
   J.P. Morgan Commercial Mortgage
     Finance Corp. Mortgage
     Pass-Through Series 97-C5,
     Class A-2; 7.06%; 9/15/29                      950,000           981,170


                     Total Asset-Backed Securities                  1,564,537

Commercial Paper (0.17%)

Personal Credit Institutions (0.17%)
   Investment in Joint Trade Account;
     Associates Corp.; 5.73%; 11/3/97                36,870            36,870


            Total Portfolio Investments (98.32%)                   21,432,010

Cash, receivables and other assets, net of
   liabilities (1.68%)                                                365,718


                       Total Net Assets (100.00%)                 $21,797,728



(a)  Restricted security - See Note 4 to the financial statements.

PRINCOR TAX-EXEMPT BOND FUND, INC.


                                                     Principal
                                                       Amount        Value


Long-Term Tax-Exempt Bonds (98.08%)

Alabama (2.11%)
   Courtland, Alabama IDB IDR Series A
     Bonds for Champion International;
     7.20%; 12/1/13                              $3,815,000      $  4,239,419

Arizona (2.10%)
   Navajo County, Arizona Pollution
     Control Corp. Rev. Ref. Bonds,
     Arizona Public Service Co.,
     Series 1993A; 5.88%; 8/15/28                 4,100,000         4,223,000

Arkansas (2.49%)
   City of Blytheville, Arkansas Solid Waste
     Recycling & Sewer Treatment Rev.
     Bonds, Series 1992, Nucor Corp.
     Project; 6.90%; 12/1/21                      4,610,000         4,990,325

California (4.72%)
   ABAG Finance Authority for Nonprofit
     Corp., Cert. of Participation,
     Stanford University Hospital;
     5.00%; 11/1/04                                 750,000           763,125
     5.50%; 11/1/13                               1,250,000         1,262,500
     5.25%; 11/1/20                               1,750,000         1,686,563
   California Pollution Control Funding
     Authority Pollution Control Rev. Ref.
     Bonds for San Diego Gas & Electric,
     Series A; 5.90%; 6/1/14                      1,000,000         1,080,000
   California Pollution Control Funding
     Authority Rev. Bonds, Atlantic
     Richfield Co. Project; 5.00%; 4/1/08         2,500,000         2,546,875
   City of Upland, California San Antonio
     Comm. Hospital Cert. of Participation;
     5.25%; 1/1/04                                2,080,000         2,134,600

                                                                    9,473,663
Colorado (2.72%)
   City & County of Denver, Colorado,
     Airport System Rev. Bonds,
     Series 1991D; 7.75%; 11/15/13                3,185,000         3,961,344
   Colorado Health Fac. Authority Rev.
     Bonds for Sisters of Charity
     Healthcare Systems, Series 1994;
     5.25%; 5/15/14                               1,500,000         1,503,750

                                                                    5,465,094
Florida (1.19%)
   Nassau County, Florida Pollution
     Control Rev. Ref. Bonds; ITT
     Rayonier, Inc. Project;
     6.10%; 6/1/05                                1,000,000         1,058,750
     7.65%; 6/1/06                                1,265,000         1,334,575

                                                                    2,393,325
Georgia (1.79%)
   Fulco, Georgia, Hospital Authority Rev.
     Anticipation Cert. for St. Joseph's
     Hospital of Atlanta, Inc.;
     5.50%; 10/1/14                               2,000,000         2,012,500
   Municipal Electric Authority of Georgia
     Power Rev. Bonds, Series R;
     7.30%; 1/1/09                                1,505,000         1,578,369

                                                                    3,590,869
Illinois (14.88%)
   Chicago, Illinois Midway Airport Rev.
     Bonds, Series A, MBIA Insured;
     5.50%; 1/1/11                                1,500,000         1,546,875
     5.50%; 1/1/13                                  500,000           511,250
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     American Airlines, Inc. Project-A;
     7.88%; 11/1/25                               6,010,000         6,626,025
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     Lufthansa German Airlines Project;
     7.13%; 5/1/18                                1,000,000         1,082,500
   City of Chicago, Illinois Adj. Rate Gas
     Supply Rev. Bonds, Series 1985A,
     Peoples Gas Light & Coke Project;
     6.88%; 3/1/15                                2,800,000         3,076,500
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System;
     5.75%; 11/15/07                              1,000,000         1,030,000
     6.00%; 11/15/10                                500,000           516,250
     6.00%; 11/15/13                                500,000           521,250
   Illinois Health Fac. Authority Rev.
     Bonds for Sarah Bush Lincoln
     Health Center;
     Series 1992; 7.25%; 5/15/02                  2,950,000         3,351,937
     Series 1996B; 6.00%; 2/15/11                 1,000,000         1,033,750
     Series 1996B; 5.50%; 2/15/16                 1,000,000           973,750
   Illinois Health Fac. Authority Rev.
     Bonds for South Suburban Hospital,
     Series 1992;
     7.00%; 2/15/02                                 725,000           811,094
     7.00%; 2/15/09                                 305,000           360,662
     7.00%; 2/15/18                                 720,000           873,900
   Illinois Health Fac. Authority Rev. Bonds,
     Northwestern Memorial Hospital,
     Series 1994A;
     5.60%; 8/15/06                                 500,000           525,000
     5.75%; 8/15/08                                 615,000           643,444
     5.80%; 8/15/09                                 840,000           873,600
     6.10%; 8/15/14                               1,000,000         1,056,250
   Illinois Health Fac. Authority Rev. Ref.
     Bonds for Advocate Healthcare,
     Series A; 6.75%; 4/15/12                     2,000,000         2,309,150
   Regional Transportation Authority,
     Illinois General Obligation Bonds,
     Series 1994A; 6.25%; 6/1/15                  2,000,000         2,157,500

                                                                   29,880,687
Indiana (7.46%)
   City of Mount Vernon, Indiana,
     Pollution Control Rev. Bonds for
     Southern Indiana Gas  & Electric
     Co. Project; 7.25%; 3/1/14                     700,000           761,250
   City of Petersburg, Indiana, Pollution
     Control Rev. Bonds, for Indianapolis
     Power & Light Co. Project,
     Series 1993A; 6.10%; 1/1/16                  4,000,000         4,220,000
   Indiana Health Fac. Financial Authority
     Hospital Rev. Bonds, Clarian Health
     Partners, Inc.; 5.50%; 2/15/09               2,520,000         2,560,950
   Indiana Health Fac. Financing
     Authority Hospital Rev. Ref. Bonds,
     Welborn Memorial Baptist Hospital,
     Series 1993; 5.63%; 7/1/23                   1,860,000         1,827,450
   Lawrenceburg, Indiana Pollution
     Control Rev. Ref. Bonds, Indiana
     Michigan Power Co. Project,
     Series D; 7.00%; 4/1/15                      1,000,000         1,078,750
     Series E; 5.90%; 11/1/19                     3,220,000         3,280,375
   Warrick County, Indiana
     Environmental Improvement Rev.
     Bonds, Southern Indiana Gas &
     Electric, Series 1993B;
     6.00%; 5/1/23                                1,190,000         1,246,525

                                                                   14,975,300
Iowa (4.29%)
   City of Muscatine, Iowa, Electric Rev.
     Ref. Bonds, Series 1986;
     6.00%; 1/1/06                                  150,000           150,171
     5.00%; 1/1/07                                1,575,000         1,533,656
   Eddyville, Iowa, IDR Ref. Bonds,
     Cargill, Inc. Project; 5.63%; 12/1/13        1,000,000(a)      1,027,500
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds for Jennie
     Edmundson Memorial Hospital;
     7.40%; 11/1/06                                 550,000           589,875
     7.65%; 11/1/16                               4,900,000         5,316,500

                                                                    8,617,702
Kentucky (0.95%)
   City of Ashland, Kentucky, Sewage
     and Solid Waste Rev. Bonds for
     Ashland, Inc. Project, Series 1995;
     7.13%; 2/1/22                                  750,000           834,375
   City of Ashland, Kentucky, Solid
     Waste Rev. Bonds for Ashland
     Oil, Inc. Project, Series 1991;
     7.20%; 10/1/20                               1,000,000         1,082,500

                                                                    1,916,875
Louisiana (1.06%)
   St. Charles Parish, Louisiana Pollution
     Control Rev. Bonds for Louisiana
     Power & Light Co. Project;
      7.50%; 6/1/21                               1,950,000         2,123,063

Maine (1.04%)
   Skowhegan, Maine, Pollution Control
     Rev. Ref. Bonds for Scott Paper
     Co. Project, Series 1993;
     5.90%; 11/1/13                               2,000,000         2,082,500

Michigan (2.31%)
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Series 1993B;
     5.75%; 8/15/13                                 600,000           615,750
     5.50%; 8/15/23                               2,000,000         1,980,000
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds,
     Daughters of Charity Hospital;
     5.25%; 11/1/15                               1,000,000           991,250
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds,
     Daughters of Charity Natl. Health
     System; 5.50%; 11/1/05                       1,000,000         1,056,250

                                                                    4,643,250
Minnesota (1.54%)
   City of Bass Brook, Minnesota Pollution
     Control Rev. Ref. Bonds for
     Minnesota Power & Light Project;
     6.00%; 7/1/22                                3,000,000         3,090,000

Missouri (1.17%)
   Missouri State Health & Educational
     Fac. Authority Health Fac. Rev.
     Bonds, BJC Health System,
     Series 1994A; 6.75%; 5/15/12                 2,000,000         2,352,500

Montana (1.03%)
   Forsyth, Montana Pollution Control
     Rev. Ref. Bonds, Montana Power
     Co., Colstrip Project, Series 1993A;
     6.13%; 5/1/23                                2,000,000         2,070,000

Nebraska (2.32%)
   Dawson County Nebraska Sanitary &
     Improvement General Obligation
     Ref. Bonds; 5.55%; 2/1/17                    1,000,000         1,013,750
   Nebraska Public Power Dist. Power
     Supply System Rev. Bonds;
     5.30%; 1/1/02                                1,000,000         1,033,750
     5.40%; 1/1/03                                1,500,000         1,561,875
     5.50%; 1/1/04                                1,000,000         1,046,250

                                                                    4,655,625
Nevada (1.98%)
   Clark County, Nevada, IDR Ref.
     Bonds, Nevada Power Co. Project,
     Series 1992C; 7.20%; 10/1/22                 3,600,000         3,969,000

New Mexico (1.07%)
   City of Lordsburg, New Mexico
     Pollution Control Rev. Bonds
     for Phelps Dodge Corp. Project;
      6.50%; 4/1/13                               2,000,000         2,155,000

North Carolina (3.55%)
   Martin County, North Carolina
     Industrial Fac. & Pollution Control
     Finance Authority Solid Waste
     Rev. Bonds, Weyerhaeuser;
     5.65%; 12/1/23                               1,500,000         1,505,625
     6.80%; 5/1/24                                2,000,000         2,212,500
   North Carolina Medical Care Hospital
     Rev. Bonds for Rex Hospital Project;
     6.13%; 6/1/10                                1,700,000         1,802,000
   Wake County, North Carolina,
     Industrial Fac. & Pollution Control
     Finance Authority Rev. Bonds,
     Carolina Power & Light Co.;
     6.90%; 4/1/09                                1,500,000         1,606,875

                                                                    7,127,000
North Dakota (1.05%)
   Mercer County, North Dakota,
     Pollution Control Rev. Bonds,
     Ottertail Power Co. Project,
     Series 1991; 6.90%; 2/1/19                   1,950,000         2,101,125

Ohio (5.08%)
   Cuyahoga County, Ohio, Hospital
     Rev. Bonds for Meridia Health
     Systems, Series 1991;
     7.25%; 8/15/19                               1,445,000         1,560,600
   Lorain County, Ohio Hospital Ref.
     Bonds, Humility Mary Health
     Care, Series A; 5.90%; 12/15/08              3,270,000         3,523,425
   Ohio Air Quality Dev. Rev. Bonds,
     Columbus Southern Power Co.
     Project, Series 1985B;
     6.25%; 12/1/20                               4,900,000         5,120,500

                                                                   10,204,525
Oklahoma (1.21%)
   Tulsa Industrial Authority Rev. Bonds,
     St. John Medical Center Project,
     Series 1994;
     6.25%; 2/15/14                               1,280,000         1,366,400
     6.25%; 2/15/17                               1,000,000         1,065,000

                                                                    2,431,400
Rhode Island (1.53%)
   Rhode Island State Industrial Facilities
     Corp. Marine Term Rev. Bonds,
     Mobile Oil Refining;
     6.00%; 11/1/14                               2,900,000         3,063,125

South Carolina (4.83%)
   Darlington County, South Carolina
     Pollution Control Rev. Bonds for
     Carolina Power & Light;
     6.60%; 11/1/10                               1,000,000         1,093,750
   Greenville Hospital System, South
     Carolina Hospital Fac. Rev. Ref.
     Bonds, Series C; 5.50%; 5/1/16               2,500,000         2,521,875
   Oconee County, South Carolina
     Pollution Control Rev. Ref. Bonds,
     Duke Energy Corp. Project, Series
     1993; 5.80%; 4/1/14                          2,000,000         2,095,000
   York County, South Carolina Exempt
     Fac. Industrial Rev. Bonds for
     Hoechst Celanese Project,
     Series 1994; 5.70%; 1/1/24                   2,000,000         2,025,000
   York County, South Carolina Pollution
     Control Rev. Bonds, Bowater, Inc.
     Project; 7.63%; 3/1/06                       1,700,000         1,969,875

                                                                    9,705,500
South Dakota (0.54%)
   Pennington County, South Dakota
     Pollution Control Rev. Ref. Bonds
     for Black Hills Power & Light Co.
     Project; 6.70%; 6/1/10                       1,000,000         1,082,500

Texas (7.20%)
   Brazos River Authority, Texas,
     Pollution Control Rev. Bonds for
     Houston Lighting & Power;
     8.25%; 5/1/15                                  820,000           851,759
     7.75%; 10/1/15                                 855,000           897,716
     8.25%; 5/1/19                                  500,000           519,365
   Guadalupe-Blanco River Authority,
     Texas, Industrial Dev. Corp.
     Pollution  Control Rev. E I Du Pont
     1982 Series A; 6.35%; 7/1/22                 2,500,000         2,703,125
   Matagorda County, Texas,
     Navigational District No. 1 Pollution
     Control Rev. Bonds for Central
     Power & Light Co.;
     7.50%; 12/15/14                              2,585,000         2,817,650
     6.00%; 7/1/28                                1,000,000         1,041,250
   Milam County, Texas Industrial Dev.
     Corp. Pollution Control Rev. Ref.
     Bonds, Alcoa Project;
     5.65%; 12/1/12                               2,000,000         2,087,500
   Red River Authority, Texas Pollution
     Control Rev. Ref. Bonds, Hoechst
     Celanese Corp. Project;
     5.20%; 5/1/07                                2,425,000         2,452,281
   Tarrant County, Texas, Health Fac.
     Dev. Corp., Harris Methodist Health
     System Rev. Bonds; 5.90%; 9/1/06             1,000,000         1,093,750

                                                                   14,464,396
Utah (1.68%)
   Intermountain Power Agency, Utah
     Power Supply, Rev. Ref. Bonds,
     Series 1993A; 5.50%; 7/1/20                  1,500,000         1,485,000
     Series 1996D; 5.00%; 7/1/21                  2,000,000         1,885,000

                                                                    3,370,000
Virginia (1.70%)
   Albemarle County, Virginia IDA
     Hospital Rev. Ref. Bonds, Martha
     Jefferson Hospital; 5.50%; 10/1/15           1,900,000         1,921,375
   Chesapeake, Virginia IDA Rev. Ref.
     Bond for Cargill, Inc. Project;
     5.88%; 3/1/13                                1,410,000         1,487,550

                                                                    3,408,925
Washington (2.48%)
   City of Seattle, Washington Municipal
     Light and Power Rev. Bonds;
     1993; 5.10%; 11/1/05                         1,950,000         2,008,500
     1994; 6.63%; 7/1/16                          1,000,000         1,092,500
   Washington Health Care Fac.
     Authority Rev. Bonds; Series 1989,
     Sisters of Providence;
     7.88%; 10/1/99                               1,735,000         1,880,306

                                                                    4,981,306
West Virginia (6.10%)
   Marshall County, West Virginia,
     Pollution Control Rev. Bonds
     for Ohio Power Co. Project;
     Series C; 6.85%; 6/1/22                      1,200,000         1,308,000
     Series D; 5.90%; 4/1/22                      4,500,000         4,663,125
   Pleasants County, West Virgina
     Pollution Control Rev. Bonds
     for Potomac Edison Co.;
     6.15%; 5/1/15                                2,000,000         2,130,000
   Putnam County, West Virginia,
     Pollution Control Rev. Bonds for
     Appalachian Power Co. Project,
     Series C; 6.60%; 7/1/19                      3,875,000         4,155,937

                                                                   12,257,062
Wisconsin (2.91%)
   Kaukauna, Wisconsin Pollution
     Control Rev. Ref. Bonds for Intl.
     Paper Co. Project, Series A;
     5.40%; 5/1/04                                3,610,000         3,731,837
   Wisconsin Health & Educational
     Fac. Authority Rev. Bonds;
     Series 1995; Franciscan Skemp
     Medical Center, Inc.;
     5.88%; 11/15/10                              1,000,000         1,046,250
     6.13%; 11/15/15                              1,000,000         1,061,250

                                                                    5,839,337


            Total Portfolio Investments (98.08%)                  196,943,398



Cash, receivables and other assets, net of
   liabilities (1.92%)                                              3,845,957


                      Total Net Assets (100.00%)                 $200,789,355



(a)  Restricted security - See Note 4 to the financial statements.

See accompanying notes.

FINANCIAL HIGHLIGHTS


Selected data for a share of Capital Stock outstanding throughout each period:

                                                     Income from Investment Operations                Less Distributions

                                                             Net Realized
                                                                  and
                                        Net Asset      Net    Unrealized        Total      Dividends
                                        Value at     Invest-     Gain           from       from Net     Distributions       Total
                                        Beginning     ment     (Loss) on      Investment  Investment        from           Distri-
                                        of Period    Income   Investments    Operations     Income      Capital Gains      butions

   PRINCOR BOND FUND, INC.
     Class A:
     Year Ended October 31,
       1997                               $11.17     $.75(b)    $  .33         $1.08         $(.81)        $ --            $(.81)
       1996                                11.42      .76(b)      (.25)          .51          (.76)          --             (.76)
       1995                                10.27      .78(b)      1.16          1.94          (.78)         (.01)           (.79)
       1994                                11.75      .78(b)     (1.47)         (.69)         (.78)         (.01)           (.79)
       1993                                10.97      .81(b)       .79          1.60          (.81)         (.01)           (.82)
     Class B:
     Year Ended October 31,
       1997                                11.15      .67(b)       .31           .98          (.71)          --             (.71)
       1996                                11.41      .67(b)      (.25)          .42          (.68)          --             (.68)
     Period Ended October 31, 1995(c)      10.19      .63(b)      1.19          1.82          (.60)          --             (.60)
     Class R:
     Year Ended October 31, 1997           11.16      .71(b)       .30          1.01          (.74)          --             (.74)
     Period Ended October 31, 1996(f)      11.27      .51(b)      (.13)          .38          (.49)          --             (.49)

   PRINCOR GOVERNMENT
   SECURITIES INCOME FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                11.26      .70          .29           .99          (.74)          --             (.74)
       1996                                11.31      .70         (.05)          .65          (.70)          --             (.70)
       1995                                10.28      .71         1.02          1.73          (.70)          --             (.70)
       1994                                11.79      .69        (1.40)         (.71)         (.68)         (.12)           (.80)
       1993                                11.44      .74          .55          1.29          (.74)         (.20)           (.94)
     Class B:
     Year Ended October 31,
       1997                                11.23      .64          .29           .93          (.66)          --             (.66)
       1996                                11.29      .61         (.05)          .56          (.62)          --             (.62)
     Period Ended October 31, 1995(c)      10.20      .56         1.07          1.63          (.54)          --             (.54)
     Class R:
     Year Ended October 31, 1997           11.21      .64          .24           .88          (.67)          --             (.67)
     Period Ended October 31, 1996(f)      11.27      .47         (.08)          .39          (.45)          --             (.45)

                                                                                         Ratios/Supplemental Data


                                                                                                       Ratio of Net
                                              Net Asset                                    Ratio of     Investment
                                              Value at                  Net Assets at     Expenses to    Income to      Portfolio
                                                 End          Total     End of Period       Average       Average       Turnover
                                             of Period     Return(a)   (in thousands)     Net Assets     Net Assets        Rate

   PRINCOR BOND FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                    $11.44       10.15%        $126,427         .95%(b)         6.70%          12.8%
       1996                                     11.17        4.74          113,437         .95(b)          6.85            3.4
       1995                                     11.42       19.73          106,962         .94(b)          7.26            5.1
       1994                                     10.27       (6.01)          88,801         .95(b)          7.27            8.9
       1993                                     11.75       15.22           85,015         .92(b)          7.19            9.3
     Class B:
     Year Ended October 31,
       1997                                     11.42        9.20           13,403        1.70(b)          5.92           12.8
       1996                                     11.15        3.91            7,976        1.69(b)          6.14            3.4
     Period Ended October 31, 1995(c)           11.41       17.98(d)         2,708        1.59(b)(e)       6.30(e)         5.1(e)
     Class R:
     Year Ended October 31, 1997                11.43        9.49            5,976        1.45(b)          6.11           12.8
     Period Ended October 31, 1996(f)           11.16        3.75(d)           525        1.28(b)(e)       6.51(e)         3.4(e)

   PRINCOR GOVERNMENT
   SECURITIES INCOME FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                     11.51        9.23          249,832         .84             6.19           10.8
       1996                                     11.26        6.06          259,029         .81             6.31           25.9
       1995                                     11.31       17.46          261,128         .87             6.57           10.1
       1994                                     10.28       (6.26)         249,438         .95             6.35           24.8
       1993                                     11.79       11.80          236,718         .93             6.38           52.6
     Class B:
     Year Ended October 31,
       1997                                     11.50        8.65           15,431        1.39             5.63           10.8
       1996                                     11.23        5.17           11,586        1.60             5.53           25.9
     Period Ended October 31, 1995(c)           11.29       16.07(d)         4,699        1.53(e)          5.68(e)        10.1(e)
     Class R:
     Year Ended October 31, 1997                11.42        8.19            4,152        1.79             5.21           10.8
     Period Ended October 31, 1996(f)           11.21        3.76(d)           481        1.18(e)          5.84(e)        25.9(e)


   See accompanying notes.

                                                     Income from Investment Operations                Less Distributions

                                                                Net Realized
                                                                    and
                                          Net Asset      Net     Unrealized        Total       Dividends
                                          Value at     Invest-      Gain           from        from Net     Distributions    Total
                                          Beginning     ment      (Loss) on      Investment   Investment        from         Distr-
                                          of Period    Income    Investments     Operations     Income      Capital Gains    butions

   PRINCOR HIGH YIELD FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                $ 8.27     $.67        $ .31          $ .98         $(.73)         $--            $(.73)
       1996                                  8.06      .68          .23            .91          (.70)          --             (.70)
       1995                                  7.83      .68          .20            .88          (.65)          --             (.65)
       1994                                  8.36      .63         (.51)           .12          (.65)          --             (.65)
       1993                                  8.15      .71          .21            .92          (.71)          --             (.71)
     Class B:
     Year Ended October 31,
       1997                                  8.22      .62          .28            .90          (.65)          --             (.65)
       1996                                  8.05      .60          .20            .80          (.63)          --             (.63)
     Period Ended October 31, 1995(c)        7.64      .53          .38            .91          (.50)          --             (.50)
     Class R:
     Year Ended October 31, 1997             8.20      .62          .26            .88          (.68)          --             (.68)
     Period Ended October 31, 1996(f)        8.21      .46         (.03)           .43          (.44)          --             (.44)

   PRINCOR LIMITED TERM BOND FUND, INC.
     Class A:
     Year Ended October 31, 1997             9.89      .61(b)       .03            .64          (.65)          --             (.65)
     Period Ended October 31, 1996(g)        9.90      .38(b)      (.04)           .34          (.35)          --             (.35)
     Class B:
     Year Ended October 31, 1997             9.89      .56(b)       .04            .60          (.59)          --             (.59)
     Period Ended October 31, 1996(g)        9.90      .36(b)      (.05)           .31          (.32)          --             (.32)
     Class R:
     Year Ended October 31, 1997             9.88      .54(b)       .03            .57          (.60)          --             (.60)
     Period Ended October 31, 1996(f)        9.90      .36(b)      (.06)           .30          (.32)          --             (.32)

   PRINCOR TAX-EXEMPT BOND FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                 12.04      .63          .39           1.02          (.68)          --             (.68)
       1996                                 11.98      .64          .07            .71          (.65)          --             (.65)
       1995                                 10.93      .65         1.05           1.70          (.65)          --             (.65)
       1994                                 12.62      .64        (1.54)          (.90)         (.63)         (.16)           (.79)
       1993                                 11.62      .66         1.11           1.77          (.66)         (.11)           (.77)
     Class B:
     Year Ended October 31,
       1997                                 12.02      .55          .40            .95          (.58)           --            (.58)
       1996                                 11.96      .55          .06            .61          (.55)           --            (.55)
     Period Ended October 31, 1995(c)       10.56      .50         1.38           1.88          (.48)           --            (.48)

                                                                                             Ratios/Supplemental Data


                                                                                                         Ratio of Net
                                                Net Asset                                  Ratio of       Investment
                                                Value at                 Net Assets at    Expenses to     Income to       Portfolio
                                                   End        Total      End of Period      Average        Average         Turnover
                                                of Period    Return(a)   (in thousands)    Net Assets     Net Assets         Rate

   PRINCOR HIGH YIELD FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                     $ 8.52       12.33%        $ 38,239          1.22%           7.99%          39.2%
       1996                                       8.27       11.88           28,432          1.26            8.49           18.8
       1995                                       8.06       11.73           23,396          1.45            8.71           40.3
       1994                                       7.83        1.45           19,802          1.46            7.82           27.2
       1993                                       8.36       11.66           19,154          1.35            8.57           23.4
     Class B:
     Year Ended October 31,
       1997                                       8.47       11.31            6,558          2.13            7.03           39.2
       1996                                       8.22       10.46            2,113          2.38            7.39           18.8
     Period Ended October 31, 1995(c)             8.05       12.20(d)           633          2.10(e)         7.78(e)        40.3(e)
     Class R:
     Year Ended October 31, 1997                  8.40       11.14            1,961          2.42            6.70           39.2
     Period Ended October 31, 1996(f)             8.20        5.60(d)           124          1.59(e)         7.84(e)        18.8(e)

   PRINCOR LIMITED TERM BOND FUND, INC.
     Class A:
     Year Ended October 31, 1997                  9.88        6.75           20,567           .90(b)         6.20           17.4
     Period Ended October 31, 1996(g)             9.89        3.62(d)        17,249           .89(b)(e)      6.01(e)        16.5(e)
     Class B:
     Year Ended October 31, 1997                  9.90        6.31              625          1.24(b)         5.84           17.4
     Period Ended October 31, 1996(g)             9.89        3.32(d)           112          1.15(b)(e)      5.75(e)        16.5(e)
     Class R:
     Year Ended October 31, 1997                  9.85        6.01              606          1.48(b)         5.60           17.4
     Period Ended October 31, 1996(f)             9.88        3.24(d)            83          1.40(b)(e)      5.64(e)        16.5(e)

   PRINCOR TAX-EXEMPT BOND FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                      12.38        8.71          193,007           .79            5.14            8.9
       1996                                      12.04        6.08          187,180           .78            5.34            9.8
       1995                                      11.98       16.03          179,715           .83            5.67           17.6
       1994                                      10.93       (7.41)         171,425           .91            5.49           20.6
       1993                                      12.62       15.70          177,480           .89            5.45           20.3
     Class B:
     Year Ended October 31,
       1997                                      12.39        8.08            7,783          1.45            4.46            8.9
       1996                                      12.02        5.23            5,794          1.52            4.59            9.8
     Period Ended October 31, 1995(c)            11.96       17.97(d)         3,486          1.51(e)         4.78(e)        17.6(e)


See accompanying notes.

Notes to Financial Highlights


(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                 Year Ended    Per Share     Ratio of
                                 October 31,      Net        Expenses
                                   Except      Investment   to Average    Amount
                                  as Noted       Income      Net Assets   Waived


      Princor Bond Fund, Inc.:
          Class A                   1997         $.74         .98%     $  41,256
                                    1996          .76         .97         22,536
                                    1995          .77        1.02         86,018
                                    1994          .77        1.09        120,999
                                    1993          .79        1.07        111,162

         Class B                    1997          .66        1.79          8,982
                                    1996          .67        1.79          5,874
                                    1995(c)       .62        1.62(e)         300

          Class R                   1997          .69        1.78         10,427
                                    1996(f)       .51        1.28(e)           3

      Princor Limited Term
        Bond Fund, Inc.:
          Class A                   1997          .59        1.15         46,271
                                    1996(g)       .37        1.16(e)      22,716

          Class B                   1997          .46        3.82          6,528
                                    1996(g)       .34        1.94(e)         259

          Class R                   1997          .43        2.95          6,831
                                    1996(f)       .35        1.79(e)          60



(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds' Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor Management Corporation. Additionally, the Income Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                  Per Share          Per Share
                                               Net Investment       Unrealized
                                                   Income             (Loss)


          Princor Bond Fund, Inc.                   $.01                $ --
          Princor Government Securities
            Income Fund, Inc.                        .01                (.02)
          Princor High Yield Fund, Inc.              .01                (.03)
          Princor Tax-Exempt Bond Fund, Inc.          --                (.05)


(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Princor Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial public offering of Class R shares:

                                                        Per Share
                                                    Unrealized (Loss)

         Princor Bond Fund, Inc.                         $(.03)
         Princor Government Securities
           Income Fund, Inc.                              (.03)
         Princor Limited Term Bond Fund, Inc.             (.02)

(g) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Mutual Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

October 31, 1997

STATEMENTS OF ASSETS AND LIABILITIES


                                                Princor Cash  Princor Tax-Exempt
                                                 Management    Cash Management
MONEY MARKET FUNDS                               Fund, Inc.       Fund, Inc.



    Assets
    Investment in securities -- at value
       (approximates cost) (Note 1)...........    $837,819,239     $93,112,479
    Cash......................................         549,465         140,022
    Receivables:
       Interest ..............................       2,337,432         593,447
       Capital Stock sold.....................       3,086,045          18,920
       Investment securities sold.............        --             5,365,000
    Other assets..............................          19,873           3,025

                                 Total Assets      843,812,054      99,232,893

    Liabilities
    Accrued expenses..........................         781,037          83,292
    Capital Stock reacquired..................       1,671,361         182,827

                            Total Liabilities        2,452,398         266,119


    Net Assets Applicable to
    Outstanding Shares   .....................    $841,359,656     $98,966,774



    Net Assets Consist of:
    Capital Stock.............................    $  8,413,597     $   989,668
    Additional paid-in capital................     832,946,059      97,977,106


                             Total Net Assets     $841,359,656     $98,966,774



    Capital Stock (par value: $.01 a share):
    Shares authorized.........................   2,000,000,000   1,000,000,000

    Net Asset Value Per Share:
    Class A: Net Assets.......................    $836,071,594     $98,939,110
             Shares issued and outstanding....     836,071,594      98,939,110
             Net asset value per share........          $1.000          $1.000



    Class B: Net Assets.......................        $992,098         $27,664
             Shares issued and outstanding....         992,098          27,664
             Net asset value per share(a).....          $1.000          $1.000


    Class R: Net Assets.......................      $4,295,964            N/A
             Shares issued and outstanding....       4,295,964            N/A
             Net asset value per share........          $1.000            N/A




(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

Year Ended October 31, 1997

STATEMENTS OF OPERATIONS


                                              Princor Cash    Princor Tax-Exempt
                                               Management      Cash Management
MONEY MARKET FUNDS                              Fund, Inc.        Fund, Inc.






    Net Investment Income
    Interest income.........................   $44,213,534          $3,668,491

    Expenses:
       Management and investment
          advisory fees (Note 3)............     2,864,916             499,606
       Distribution and shareholder
          servicing fees (Notes 1 and 3)....        11,951             --
       Transfer and administrative
          services (Notes 1 and 3)..........     1,833,423             176,572
       Registration fees (Note 1)...........        93,717              30,957
       Custodian fees.......................        16,598               5,413
       Auditing and legal fees..............         8,559               6,880
       Directors' fees......................         7,268               7,268
       Other................................       138,728              13,164

                        Total Gross Expenses     4,975,160             739,860
       Less:  Management and investment
          advisory fees waived..............         7,933              33,785

                          Total Net Expenses     4,967,227             706,075


                     Net Investment Income     $39,246,307          $2,962,416


    See accompanying notes.

Years Ended Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS



                                                            Princor Cash                             Princor Tax-Exempt
Management                                                 Cash Management
MONEY MARKET FUNDS                                            Fund, Inc.                                  Fund, Inc.




                                                         1997                1996                     1997             1996

    Operations
    Net investment income ..................      $   39,246,307      $   33,617,063              $  2,962,416     $  3,083,273

    Dividends to Shareholders from Net
    Investment Income:
       Class A..............................         (39,078,437)        (33,599,980)               (2,961,821)      (3,082,691)
       Class B..............................             (33,816)            (10,263)                     (595)            (582)
       Class R .............................            (134,054)             (6,820)(a)               N/A             N/A

                             Total Dividends         (39,246,307)        (33,617,063)               (2,962,416)      (3,083,273)

    Capital Share Transactions (Note 4)
    Shares sold:
       Class A..............................       3,393,711,785       3,094,164,602               372,738,780      396,446,652
       Class B..............................           3,168,600             913,414                   --                41,568
       Class R .............................           6,448,386           1,820,278(a)                N/A             N/A

    Shares issued in reinvestment of dividends:
       Class A..............................          38,790,163          33,369,259                 2,914,790        3,032,398
       Class B..............................              29,671               9,815                       595              564
       Class R .............................             129,398               6,800(a)                N/A             N/A

    Shares redeemed:
       Class A..............................      (3,291,392,367)     (3,056,436,126)             (375,196,233)    (400,884,456)
       Class B..............................          (2,725,899)           (611,240)                  --               (41,568)
       Class R .............................          (3,921,162)           (187,736)(a)                N/A            N/A

        Net Increase (Decrease) in Net Assets
             from Capital Share Transactions         144,238,575          73,049,066                   457,932       (1,404,842)


                   Total Increase (Decrease)         144,238,575          73,049,066                   457,932       (1,404,842)

    Net Assets
    Beginning of year.......................         697,121,081         624,072,015                98,508,842       99,913,684

    End of year ............................      $  841,359,656      $  697,121,081              $ 98,966,774     $ 98,508,842


(a) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

    See accompanying notes.

NOTES TO FINANCIAL STATEMENTS


   Princor Cash Management Fund, Inc.
   Princor Tax-Exempt Cash Management Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc. (the "Money Market Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Shares of the Money Market Funds are sold to the public at net asset value; no sales charge applies to purchases of the money market funds. Class B shares are sold without an initial sales charge, but bear a higher ongoing distribution fee and are subject to a declining contingent deferred sales charge ("CDSC") of up to 4.00% on certain redemptions redeemed within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Money Market Funds' respective Boards of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Money Market Funds allocate daily all income, expenses (other than class-specific expenses), and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the year ended October 31, 1997, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                    Distribution and              Transfer and
                                               Shareholder Servicing Fees   Administrative Services       Registration Fees

                                                Class A Class B Class R     Class A  Class B Class R   Class A Class B  Class R

  Princor Cash Management Fund, Inc.             N/A    $2,579  $9,372      $261,803   $967   $2,659   $15,580  $9,914  $13,368
  Princor Tax-Exempt Cash Management Fund, Inc.  N/A      --       N/A       51,938     23      N/A     12,951   6,006     N/A

The Money Market Funds value their securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Money Market Funds record investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis.

The Money Market Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the Money Market Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

The Money Market Funds declare all net investment income and any realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the years ended October 31, 1997 and 1996 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The  Money  Market  Funds'  investments  are with  various  issuers  in  various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentration of credit risk by issuer and industry.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.


Note 3 -- Management Agreement and Transactions With Affiliates

The Money Market Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Money Market Funds is as follows:

                                                                       Net Asset Value of Funds
                                                                             (in millions)

                                              First             Next             Next              Next             Over
                                            $100,000          $100,000         $100,000          $100,000         $400,000

   Princor Cash Management Fund, Inc.         0.50%             0.45%            0.40%             0.35%            0.30%
   Princor Tax-Exempt Cash Management
        Fund, Inc.                            0.50%             0.45%            0.40%             0.35%            0.30%

The  Money   Market   Funds  also   reimburse   the  Manager  for  transfer  and
administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for the Money Market Funds. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits which were maintained at or below those shown, are as follows:

                                                                        Amount
                                                                        Waived

                                                         Year Ended              Year Ended               Expense
                                                      October 31, 1997         October 31, 1996            Limit

   Princor Cash Management Fund, Inc.
     Class A                                               $  --                   $ 7,102                 0.75%
     Class B                                                 5,492                   6,140                 1.50%
     Class R                                                 2,441                  --(b)                  1.25%(a)
   Princor Tax-Exempt Cash Management Fund, Inc.
     Class A                                               $27,978                 $69,107                 0.75%
     Class B                                                 5,807                   7,160                 1.50%

(a) For the period March 1, 1996 through March 2, 1997, the expense limit was 1.50%.
(b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

The manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by the Money Market Funds through February 28, 1998 for Princor Cash Management Fund, Inc. and through October 31, 1998 for Princor Tax-Exempt Cash Management Fund, Inc.

Note 3 -- Management Agreement and Transactions With Affiliates (Cont)

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates, which for Class A shares begin at .75%, and for Class B shares at 4.00%, of the lesser of the current market value or the cost of shares being redeemed. The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 1997, was $3,182 and $10,941 for Princor Cash Management Fund, Inc. for Class A and Class B shares, respectively. There were no charges retained by Princor Financial Services Corporation for Princor Tax-Exempt Cash Management Fund, Inc.

No brokerage commissions were paid by the Money Market Funds to affiliated broker dealers during the years ended October 31, 1997 and 1996.

Each of the Money Market Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Princor Cash Management Fund, Inc., adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of the fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Money Market Funds. There are no distribution or shareholder servicing fees with respect to Class A shares.

At October 31, 1997, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company, benefit plans sponsored on behalf of Principal Mutual Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Mutual Life Insurance Company is a participant) owned shares of the Money Market Funds as follows:

                                                    Class A   Class B    Class R

  Princor Cash Management Fund, Inc.              20,112,903   29,214    26,869
  Princor Tax-Exempt Cash Management  Fund, Inc.   1,000,056   27,642      N/A


 Note 4 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                                                       Princor Tax-Exempt
                                                                       Princor Cash                      Cash Management
                                                                   Management Fund, Inc.                   Fund, Inc.

  Year Ended October 31, 1997:
  Shares sold:
    Class A  ..........................................                3,393,711,785                        372,738,780
    Class B   .........................................                    3,168,600                           --
    Class R  ..........................................                    6,448,386                            N/A
  Shares issued in reinvestment of dividends:
    Class A ...........................................                   38,790,163                          2,914,790
    Class B ...........................................                       29,671                                595
    Class R  ..........................................                      129,398                            N/A
  Shares redeemed:
    Class A   .........................................               (3,291,392,367)                      (375,196,233)
    Class B   .........................................                   (2,725,899)                           --
    Class R  ..........................................                   (3,921,162)                           N/A


                                           Net Increase                  144,238,575                            457,932



  Year Ended October 31, 1996, Except as Noted:
  Shares sold:
    Class A   .........................................                3,094,164,602                        396,446,652
    Class B    ........................................                      913,414                             41,568
    Class R*  .........................................                    1,820,278                            N/A
  Shares issued in reinvestment of dividends:
    Class A ...........................................                   33,369,259                          3,032,398
    Class B ...........................................                        9,815                                564
    Class R*   ........................................                        6,800                            N/A
  Shares redeemed:
    Class A   .........................................               (3,056,436,126)                      (400,884,456)
    Class B   .........................................                     (611,240)                          ( 41,568)
    Class R*   ........................................                     (187,736)                           N/A


                                Net Increase (Decrease)                   73,049,066                         (1,404,842)



* Period from February 27, 1996 (date operations commenced) through October 31, 1996.

Note 5 -- Line of Credit

The Money Market Funds participate with the other funds managed by Princor Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each quarter. At October 31, 1997, the Money Market Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS




PRINCOR CASH MANAGEMENT FUND, INC.

                                        Principal
                                         Amount         Value
Commercial Paper (80.99%)

Asset-Backed Securities (10.31%)
   Ciesco L.P.;
     5.53%; 11/7/97                  $10,175,000  $ 10,168,748
     5.52%; 12/4/97                    9,000,000     8,957,220
     5.50%; 12/10/97                   7,500,000     7,457,604
   Retailer Funding Corp.;
     5.53%; 11/6/97                    4,150,000     4,148,088
     5.54%; 11/13/97                   6,000,000     5,990,767
     5.55%; 11/21/97                   7,000,000     6,980,575
     5.55%; 12/5/97                    3,154,000     3,138,440
   Sheffield Receivables Corp.;
     5.52%; 11/4/97                    3,000,000     2,999,540
     5.58%; 11/6/97                   10,000,000     9,995,350
     5.51%; 11/6/97                    4,994,000     4,991,707
     5.54%; 11/21/97                   7,000,000     6,980,610
     5.55%; 12/4/97                    7,025,000     6,991,426
     5.55%; 12/5/97                    8,000,000     7,960,533

                                                    86,760,608

Business Credit Institutions (2.70%)
   American Express Credit Corp.;
     5.51%; 11/26/97                  10,000,000     9,964,797
     5.51%; 12/2/97                    6,000,000     5,973,368
   General Electric Capital Corp.;
     5.53%; 11/5/97                    1,825,000     1,824,439
     5.85%; 1/23/98                    5,000,000     4,934,188

                                                    22,696,792
Combination Utility
Services (0.47%)
   Citizens Utilities Co.
     5.56%; 12/5/97                    4,000,000     3,980,231

Commercial Banks (0.47%)
   J. P. Morgan & Co., Inc.
     5.55%; 12/8/97                    2,500,000     2,486,510
     5.55%; 12/23/97                   1,500,000     1,488,438

                                                     3,974,948
Cutlery, Handtools &
Hardware (0.69%)
   Stanley Works; 5.52%; 11/21/97      5,825,000     5,808,923

Department Stores (4.94%)
   Sears Roebuck Acceptance Corp.;
     5.54%; 11/24/97                  10,000,000     9,967,683
     5.54%; 11/26/97                   8,125,000     8,096,242
     5.53%; 12/2/97                    5,675,000     5,649,720
     5.52%; 12/3/97                    6,025,000     5,997,285
     5.59%; 1/21/98                    6,000,000     5,926,398
     5.59%; 1/22/98                    6,000,000     5,925,467

                                                    41,562,795
Electric Services (5.38%)
   AES Shady Point, Inc.; LOC Bank of
     Tokyo-Mitsubishi, Ltd.;
     5.65%; 1/20/98                  $ 9,025,000  $  8,914,519
   CommEd Fuel Co., Inc.;
     LOC Canadian Imperial Bank of
     Commerce; 5.52%; 11/20/97         8,000,000     7,979,147
   CommEd Fuel Co., Inc.;
     LOC Credit Suisse;
     5.52%; 11/3/97                   10,000,000    10,000,000
     5.55%; 11/14/97                   6,000,000     5,989,825
   CommEd Fuel Co., Inc.;
     LOC First National Bank of
     Chicago; 5.52%; 11/7/97           4,175,000     4,172,439
   Florida Power Corp.;
     5.49%; 11/3/97                    5,200,000     5,200,000
   Wisconsin Power & Light Co.;
     5.51%; 12/2/97                    3,000,000     2,986,684

                                                    45,242,614
Finance Services (3.54%)
   Mitsubishi  International  Corp.;
     5.50%; 11/7/97                    7,500,000     7,495,417
     5.50%; 11/12/97                   7,700,000     7,689,413
     5.51%; 11/18/97                   7,000,000     6,983,929
   PHH Corp.;
     5.49%; 11/25/97                   7,650,000     7,624,334

                                                    29,793,093
Foreign Banks, Branches &
Agencies (4.12%)
   Barclays U.S. Funding Corp.;
     5.50%; 11/13/97                   4,250,000     4,243,513
     5.50%; 11/14/97                  10,000,000     9,983,210
     5.51%; 11/14/97                  10,000,000     9,983,179
     5.51%; 11/20/97                   5,500,000     5,485,702
     5.51%; 11/25/97                   5,000,000     4,983,179
                                                    34,678,783
Gas Production &
Distribution (0.41%)
   Washington Gas Light Co.;
     5.52%; 12/9/97                    3,500,000     3,480,680

Investment Offices (0.89%)
   Morgan Stanley Group, Inc.;
     5.51%; 11/12/97                   7,500,000     7,489,669

Life Insurance (1.90%)
   American General Corp.;
     5.49%; 11/12/97                   7,000,000     6,990,392
     5.50%; 11/19/97                   9,000,000     8,978,000
                                                    15,968,392
Measuring & Controlling
Devices (0.27%)
   Johnson Controls, Inc.;
     5.52%; 11/10/97                   2,225,000     2,222,612

Miscellaneous Electrical Equipment &
Supplies (1.60%)
   General Electric Co.;
     5.50%; 11/18/97                   1,625,000     1,621,276
     5.50%; 11/21/97                   7,925,000     7,903,206
     5.52%; 12/31/97                   4,000,000     3,964,427
                                                    13,488,909
Miscellaneous Investing (4.55%)
   Delaware Funding Corp.;
     5.51%; 11/14/97                 $ 3,325,000  $  3,319,402
     5.50%; 11/17/97                  10,000,000     9,978,611
     5.51%; 11/18/97                   3,000,000     2,993,112
     5.52%; 11/19/97                  10,000,000     9,975,467
     5.53%; 11/24/97                   5,000,000     4,983,871
   MLTC Funding, Inc.; LOC
     Citibank, N.A.; 5.53%; 11/25/97   7,040,000     7,016,209

                                                    38,266,672
Miscellaneous Manufacturers (3.14%)
   Dover Corp.;
     5.51%; 11/3/97                    4,500,000     4,500,000
     5.52%; 11/6/97                    7,500,000     7,496,550
     5.50%; 11/20/97                  10,000,000     9,974,028
     5.52%; 12/5/97                    4,500,000     4,477,920

                                                    26,448,498
Mortgage Bankers & Brokers (4.92%)
   Countrywide Home Loan, Inc.;
     5.52%; 11/5/97                    4,000,000     3,998,773
     5.57%; 11/10/97                   9,000,000     8,990,253
     5.53%; 11/13/97                  10,500,000    10,483,871
     5.53%; 11/17/97                   9,000,000     8,980,645
     5.53%; 11/18/97                   9,000,000     8,979,262

                                                    41,432,804
Personal Credit Institutions (12.75%)
   Associates First Capital Corp.;
     5.54%; 12/8/97                   10,000,000     9,946,139
     5.57%; 1/16/98                    6,900,000     6,820,999
   Beneficial Corp.;
     5.53%; 11/5/97                    2,000,000     1,999,386
   Comoloco, Inc.;
     5.43%; 11/24/97                   5,300,000     5,283,212
     5.47%; 12/5/97                    2,000,000     1,990,276
     5.72%; 12/12/97                   4,000,000     3,975,213
     5.74%; 2/17/98                    4,000,000     3,932,396
     5.76%; 2/24/98                    3,000,000     2,945,760
     5.63%; 3/17/98                      500,000       489,522
     5.59%; 4/13/98                    1,000,000       975,000
     5.54%; 4/20/98                    8,300,000     8,085,417
     5.54%; 4/24/98                    1,600,000     1,557,650
     5.64%; 5/8/98                     1,100,000     1,067,946
     5.60%; 5/8/98                       400,000       388,427
     5.54%; 5/15/98                    2,000,000     1,940,599
   Ford Motor Credit Co.;
     5.27%; 11/18/97                   5,000,000     4,989,021
   General Motors Acceptance Corp.;
     5.77%; 12/3/97                    5,600,000     5,573,073
     5.80%; 1/27/98                    4,700,000     4,635,636
     5.56%; 4/3/98                     6,000,000     5,860,073
     5.59%; 5/26/98                    7,000,000     6,778,263
   Norwest Financial, Inc.;
     5.50%; 11/18/97                   4,125,000     4,115,547
     5.50%; 11/20/97                   4,500,000     4,488,312
   Transamerica Finance Corp.;
     5.50%; 11/10/97                   7,750,000     7,741,712
     5.52%; 11/21/97                   1,800,000     1,795,032
     5.52%; 12/2/97                    3,500,000     3,484,437
     5.54%; 12/4/97                    6,450,000     6,419,230

                                                   107,278,278
Real Estate Operators &
Lessors (1.99%)
   Towson Town Center, Inc.; LOC
     Bank of Tokyo-Mitsubishi, Ltd.;
     5.57%; 11/6/97                  $ 3,956,000  $  3,954,164
     5.57%; 11/7/97                    6,270,000     6,266,119
     5.57%; 11/19/97                   6,500,000     6,483,909

                                                    16,704,192
Security Brokers & Dealers (11.95%)
   Bear Stearns Cos., Inc.;
     5.52%; 11/5/97                    9,000,000     8,997,240
     5.51%; 12/1/97                    9,825,000     9,782,894
     5.60%; 1/16/98                    5,000,000     4,942,444
   Goldman Sachs Group L.P.;
     5.53%; 11/10/97                   5,000,000     4,994,624
     5.53%; 11/12/97                   8,000,000     7,988,940
     5.53%; 11/13/97                   5,000,000     4,992,319
     5.53%; 11/14/97                   5,500,000     5,490,707
     5.53%; 11/24/97                  10,000,000     9,967,742
     5.88%; 1/20/98                    4,000,000     3,949,083
     5.80%; 1/23/98                    3,150,000     3,108,892
   Merrill Lynch & Co., Inc.;
     5.51%; 11/4/97                    3,450,000     3,449,472
     5.55%; 11/7/97                    5,000,000     4,996,917
     5.29%; 11/18/97                   2,500,000     2,494,490
     5.53%; 12/1/97                    7,500,000     7,467,742
     5.57%; 4/6/98                     2,000,000     1,952,346
     5.57%; 4/13/98                    5,500,000     5,362,993
     5.57%; 5/8/98                     2,150,000     2,088,127
     5.60%; 5/29/98                    1,300,000     1,258,140
     5.51%; 7/2/98                     7,500,000     7,223,352

                                                   100,508,464
Subdividers & Developers (1.49%)
   Hartz 667 Commercial Paper Corp.;
     LOC Bank of Tokyo-Mitsubishi,
     Ltd.; 5.57%; 11/5/97             12,560,000    12,556,113

Telephone Communication (2.51%)
   Bell Atlantic Financial Services;
     5.56%; 11/3/97                    3,000,000     3,000,000
     5.54%; 11/12/97                   1,805,000     1,802,500
     5.49%; 11/25/97                   5,000,000     4,983,225
     5.52%; 12/3/97                    9,370,000     9,326,898
     5.52%; 12/10/97                   2,000,000     1,988,653
                                                    21,101,276

                          Total Commercial Paper   681,445,346

Bank Notes (3.21%)

Commercial Banks (3.21%)
   BankBoston, N.A.;
     5.97%; 10/23/98                   5,000,000     5,000,000
   Lasalle National Bank;
     5.88%; 6/25/98                    7,000,000     7,000,000
   Morgan Guaranty Trust Company;
     5.93%; 8/31/98                    5,000,000     4,999,792
   Morgan Guaranty Trust Company;
     Certificate of Deposit;
     5.84%; 7/28/98                   10,000,000     9,997,199


                                Total Bank Notes    26,996,991
Bonds (15.38%)

Beverages (0.53%)
   Pepsico, Inc. Notes;
     6.13%; 1/15/98                  $ 4,500,000  $  4,501,747

Business Credit Institutions (4.58%)
   CIT Group Holdings, Inc.
     Debentures; 8.75%; 4/15/98       13,425,000    13,583,258
   CIT Group Holdings, Inc.
     Medium-Term Notes;
     6.20%; 4/15/98                    5,000,000     4,999,371
     6.13%; 9/1/98                     7,000,000     7,012,723
   CIT Group Holdings, Inc. Senior Notes;
     5.85%; 3/16/98                    7,500,000     7,505,167
   International Lease Finance Corp.
     Notes; 5.63%; 3/1/98              3,000,000     2,997,387
     5.75%; 3/15/98                    2,410,000     2,408,407

                                                    38,506,313
Electric Services (0.06%)
   Southern California Edison Co. Notes;
     5.88%; 2/1/98                       500,000       500,024

Finance Services (0.65%)
   PHH Corporation
     Medium-Term Bonds;
     6.00%; 10/27/98                   5,500,000     5,497,842

Investment Offices (0.98%)
   Morgan Stanley Group, Inc. Notes;
     9.25%; 3/1/98                     8,140,000     8,221,973

Newspapers (0.24%)
   Gannett Co. Notes;
     5.25%; 3/1/98                     2,000,000     1,995,581

Personal Credit Institutions (8.22%)
   American General Finance Corp.
     Notes; 7.70%; 11/15/97            8,500,000     8,505,274
   Associates Corp. of North America
     Senior Notes;
     7.75%; 11/1/97                    2,400,000     2,400,000
     8.13%; 1/15/98                    1,000,000     1,004,436
     8.38%; 1/15/98                    6,000,000     6,029,310
     7.30%; 3/15/98                    4,000,000     4,018,749
     6.63%; 5/15/98                    3,500,000     3,511,656
     6.38%; 8/15/98                    8,400,000     8,426,205
     5.25%; 9/1/98                     4,300,000     4,275,433
     6.50%; 9/9/98                     1,800,000     1,808,866
   Avco Financial Services, Inc.
     Senior Notes;
     5.50%; 5/1/98                     5,750,000     5,739,460
   Beneficial Corp. Debentures;
     9.13%; 2/15/98                  $ 1,595,000  $  1,607,710
   Ford Motor Credit Co. Notes;
     9.25%; 6/15/98                    1,000,000     1,019,876
   General Motors Acceptance Corp.
     Medium-Term Notes;
     7.50%; 11/4/97                   10,700,000    10,700,477
     7.85%; 11/17/97                   1,250,000     1,250,991
   Norwest Financial, Inc. Senior Notes;
     6.50%; 11/15/97                   2,000,000     2,000,470
     8.50%; 8/15/98                    2,000,000     2,037,942
   Transamerica Financial Corp.
     Medium-Term Notes;
     9.25%; 2/16/98                    4,760,000     4,803,220

                                                    69,140,075
Security Brokers & Dealers (0.12%)
   Bear Stearns Cos., Inc. Senior Notes;
     9.13%; 4/15/98                    1,000,000     1,013,347


                                     Total Bonds   129,376,902


            Total Portfolio Investments (99.58%)   837,819,239

Cash, receivables and other assets, net of
   liabilities (0.42%)                               3,540,417


                      Total Net Assets (100.00%)  $841,359,656

PRINCOR TAX-EXEMPT CASH MANAGEMENT
FUND, INC.

                                        Principal
                                         Amount         Value


Short-Term Tax-Exempt Bonds (94.08%)

Alabama (1.01%)
   City of Stevenson, Alabama
     IDB, Improvement Rev. Bonds,
     The Mead Corp., Series 1986;
     LOC Credit Suisse;
     4.05%; 11/3/97*; 11/1/16         $1,000,000   $ 1,000,000

Alaska (4.36%)
   Alaska Industrial Dev. & Export
     Authority, IDB Current Ref. Bonds,
     Series 1988A; LOC Security Pacific
     Bank Washington;
     Lot #5; 3.75%; 11/9/97*; 7/1/98   1,415,000     1,415,000
     Lot #6; 3.75%; 11/9/97*; 7/1/01   1,395,000     1,395,000
     Lot #7; 3.75%; 11/9/97*; 7/1/01     125,000       125,000
     Lot #8; 3.75%; 11/9/97*; 7/1/05     160,000       160,000
     Lot #9; 3.75%; 11/9/97*; 7/1/05     220,000       220,000
     Lot #12; 3.75%; 11/9/97*; 7/1/12  1,000,000     1,000,000

                                                     4,315,000
Arizona (1.31%)
   Chandler County, Arizona, IDA, F/R
     Monthly IDR, Parsons Municipal
     Services, Series 1983; LOC
     National Westminster;
     3.70%; 11/15/97*; 12/15/09       $1,300,000   $ 1,300,000

California (2.03%)
   County of  Los Angeles, California,
     1996-1997 Tax & Rev. Anticipation
     Notes; 4.50%; 6/30/98             2,000,000     2,008,168

Colorado (6.21%)
   Adams County, Colorado, IDR Bonds,
     City View Park Project, Series 1985;
     LOC Barclays Bank;
     3.65%; 11/9/97*; 12/1/15          2,000,000     2,000,000
   City of Thornton, Colorado, F/R
     Monthly IDR, Service Merchandise
     Co., Inc., Series 1984; LOC CIBC;
     3.65%; 11/15/97*; 12/15/99          100,000       100,000
   South Denver Metropolis District,
     City & County of Denver, Colorado,
     General Obligation Bonds, Series
     1985; LOC Barclays Bank;
     3.80%; 11/30/97**; 12/1/05        4,050,000     4,050,000

                                                     6,150,000
Florida (1.62%)
   Florida Housing Finance Agency,
     F/R Monthly MF Rev's., Water
     Apt. Project,  Series 1984A;
     LOC Wells Fargo;
     3.95%; 11/9/97*; 4/1/07           1,600,000     1,600,000

Georgia (4.34%)
   Burke County, Georgia, Dev. Authority,
     Pollution Control Note, Ogelthorpe
     Vogtle Project, LOC AMBAC
     Insurance Policy;
     Series 1997A; 3.60%; 12/1/97        500,000       500,000
     Series 1997B; 3.80%; 5/28/98      1,500,000     1,500,000
   Hapeville, Georgia, Dev. Authority,
     Adj. Tender IDR Bonds, Hapeville
     Hotel Ltd., Partnership Project
     Series 1985; LOC Deutch Bank
     Corp.; 4.00%; 11/3/97*; 11/1/15   2,300,000     2,300,000

                                                     4,300,000
Idaho (1.02%)
   State of Idaho Tax Anticipation
     Notes, Series 1997;
     4.63%; 6/30/98;                   1,000,000     1,004,697

Illinois (8.29%)
   Chicago, Illinois, Cook County CSX
     Beckett Aviation, Inc., F/R Monthly
     Airport Rev. Bonds; LOC Barclays
      Bank; 3.72%; 11/15/97*; 12/15/14 1,000,000     1,000,000
   City of Burbank, Illinois, F/R Monthly
     IDR, Service Merchandise Co., Inc.,
     Series 1984; LOC CIBC;
     3.65%; 11/15/97*; 9/15/24         2,100,000     2,100,000
   City of Galesburg, Illinois, Knox College
     Project, Series 1996; LOC LaSalle
     National Bank;
     3.65%; 11/9/97*; 3/1/31          $3,700,000   $ 3,700,000
   City of  Naperville, Illinois, Economic
     Dev. Rev. Bonds, Service Merchandise
     Co., Inc.; LOC CIBC;
     3.65%; 11/15/97*; 11/30/24        1,400,000     1,400,000

                                                     8,200,000
Indiana (9.15%)
   Allen County, Indiana Econ. Dev. Rev.
     Golden Years Homestead, Series
     1996; LOC Norwest Bank Minnesota,
     N.A.; 3.65%; 11/9/97*; 8/1/21     1,500,000     1,500,000
   Indiana Health Authority Fac., Ref. Rev.
     Bonds, Pathfinders Series 19967;
     LOC Norwest Bank Minnesota, N.A.;
     3.65%; 11/9/97*; 11/1/19          2,560,000     2,560,000
   Tippecanoe School Corp., Temporary
     Loan Warrants of 1997;
     3.78%; 12/30/97                   5,000,000     5,000,221

                                                     9,060,221
Iowa (5.53%)
   City of Storm Lake, Iowa, Private
     College Rev. Bonds, Buena Vista
     College, Series 1993; LOC Norwest
     Bank Minnesota, N. A.;
     3.75%; 11/9/97*; 12/1/03            400,000       400,000
   Iowa Higher Education Loan Authority
     Fac., Rev. Bonds, Series 1995;
     LOC Norwest Bank Minnesota, N.A.;
      3.75%; 11/9/97*; 2/1/05          1,200,000     1,200,000
   Iowa Higher Education Loan Authority
     Fac., Rev. Bonds, St. Ambrose, Series
     1997; LOC Norwest Bank Minnesota,
     N.A.; 3.75%; 11/9/97* 2/1/07        875,000       875,000
   Woodbury County, Iowa, Education Fac.
     Rev. Bonds, Siouxland, Series 1996;
     LOC Firstar Bank Milwaukee, N.A.;
     3.80%; 11/9/97*; 11/1/16          3,000,000     3,000,000

                                                     5,475,000
Louisiana (4.75%)
   Jefferson Parish, Louisiana, Hospital
     Rev. Bonds, Jefferson Parish Hospital
     Service, District #2, Customized
     Purchase Program, Series 1985;
     Insured by FGIC;
     3.65%; 11/9/97*; 12/1/15          3,300,000     3,300,000
   Jefferson Parish, Louisiana, IDB Rev.
     Ref. Bonds, George J. Achel, Sr.
     Project, Series 1986; LOC Barclays
     Bank; 3.70%; 11/9/97*; 12/1/04    1,400,000     1,400,000

                                                     4,700,000
Maryland (0.23%)
   Montgomery County, Maryland, F/R
     Monthly IDA, Information Systems
     & Networks; LOC PNC Bank;
     3.80%; 11/9/97*; 4/1/14             230,000       230,000

Massachusetts (0.20%)
   Commonwealth of Massachusetts,
     Dedicated Income Tax Bonds, Series
     B; LOC National Westminster;
     4.00%; 11/3/97*; 12/1/97         $  100,000   $   100,000
   Commonwealth of Massachusetts,
     Dedicated Income Tax Bonds, Series
     E; LOC ABN-AMRO Bank;
     4.00%; 11/3/97*; 12/1/97            100,000       100,000

                                                       200,000
Michigan (1.92%)
   Township of Cornell, Michigan,
     The Economic Dev. Corp.,
     Environmental Improvement
     Rev. Ref. Bonds, Series 1986,
     Mead Escanaba Paper Co. Project;
     LOC Suisse Bank;
     4.00%; 11/3/97*; 11/1/16          1,900,000     1,900,000

Minnesota (6.92%)
   City of Coon Rapids, Minnesota
     Rev. Bonds for Health Central
     System, Series 1985; LOC Norwest
     Bank Minnesota, N.A.;
     3.70%; 11/9/97*; 8/1/15           2,000,000     2,000,000
   City of Rochester, Minnesota, Health Care
     Fac. Rev. Bonds, Mayo Foundation/
     Mayo Medical Center, Adj. Tender,
     Series 1992C;
     3.60%; 11/10/97**; 11/15/21         500,000       500,000
     3.65%; 11/17/97**; 11/15/21         400,000       400,000
     3.50%; 11/19/97**; 11/15/21         350,000       350,000
     3.50%; 12/2/97**; 11/15/21          500,000       500,000
     3.50%; 12/3/97**; 11/15/21          500,000       500,000
     3.60%; 12/4/97**; 11/15/21          500,000       500,000
     3.65%; 12/9/97**; 11/15/21          500,000       500,000
     3.75%; 1/20/98**; 11/15/21          400,000       400,000
     3.65%; 2/2/98**; 11/15/21           500,000       500,000
     3.70%; 2/5/98**; 11/15/21           700,000       700,000


                                                     6,850,000
Mississippi (0.51%)
   Jackson County, Mississippi,
     Pollution Control Ref. Rev. Bonds,
     Series 1993; Guaranteed by
     Chevron Corp.;
     4.00%; 11/3/97*; 6/1/23             500,000       500,000

Missouri (3.07%)
   Health & Education Fac. Authority of
     Missouri School Dist. Program
     Notes, Series 1996A;
     4.50%; 9/14/98                    3,020,000     3,034,977

Montana (4.95%)
   City of Forsyth, Montana, Portland
     General Electric Co., LOC Swiss
     Bank Corp.;
     Series B; 3.55%; 11/9/97*;
      6/1/13                          $2,400,000   $ 2,400,000
     Series D; 3.60%; 11/9/97*;
      6/1/13                           1,500,000     1,500,000
     Series 1984; 3.60%; 11/9/97*;
      8/1/14                           1,000,000     1,000,000

                                                     4,900,000
Nebraska (1.52%)
   Lincoln Electric System
     Commercial Paper Notes;
     3.50%; 11/4/97                      500,000       500,000
     3.70%; 11/9/97                    1,000,000     1,000,000

                                                     1,500,000
New Hampshire (1.82%)
   New Hampshire IDA, F/R Monthly
     1983 Hudson, Oerlikon-Buhrle
     USA/Balzers; LOC Union Bank of
     Switzerland;
     3.85%; 11/9/97*; 7/1/13           1,800,000     1,800,000

New York (5.05%)
   New York State Energy Research &
     Dev. Authority for New York State
     Electric & Gas Corp.; Series 1985-D;
     LOC Union Bank of Switzerland;
     3.60%; 12/1/97**; 12/1/15         1,000,000     1,000,000
   New York State Energy Research &
     Dev. Authority Pollution Control
     Rev. Bonds, Long Island Lighting
     Co.; Series 1985B; LOC Deutsche
     Bank; 3.60%; 3/1/98**; 3/1/16     4,000,000     4,000,000

                                                     5,000,000
North Carolina (4.04%)
   North Carolina Eastern Municipal Power
     Agency, Series 1988B; LOC Morgan
     Guaranty Trust Co.; LOC Union
     Bank of Switzerland;
     3.60%; 11/3/97**; 1/1/26            500,000       500,000
     3.60%; 12/11/97**; 1/1/26           500,000       500,000
     3.80%; 1/22/98**; 1/1/26            500,000       500,000
   University of  North Carolina
     Foundation, Inc., Series 1989;
     LOC Credit Suisse;
     3.60%; 11/9/97*; 10/1/09          2,500,000     2,500,000

                                                     4,000,000
Ohio (1.72%)
   Toledo-Lucas County, Ohio, Port
     Fac. Ref. Rev. Bonds, CSX
     Transport Project, Series 1992;
     LOC Bank of Nova Scotia;
     3.70%; 1/14/98**; 12/15/21          500,000       500,000
   Village of Evendale, Ohio, SHV Real
     Estate Income Project;
     LOC ABN-AMRO;
     3.60%; 11/9/97*; 9/1/15           1,200,000     1,200,000

                                                     1,700,000
Pennsylvania (2.43%)
   Bucks County, Pennsylvania, IDA SHV
     Real Estate, Inc. Project, Series 1985;
     LOC ABN-AMRO Bank;
     3.70%; 11/9/97*; 7/1/15           2,300,000     2,300,000
   Delaware County, Pennsylvania, Fac.
     Rev. Tax & Rev. Anticipation Notes,
     Series 1985; Guaranteed by United
     Parcel Service;
     4.00%; 11/3/97*; 12/1/15         $  100,000   $   100,000

                                                     2,400,000
Tennessee (3.74%)
   County of Sullivan, Tennessee, IDB
     PCR Ref. Bonds, Series 1986, Mead
     Project; LOC Union Bank of
     Switzerland;
     4.05%; 11/3/97*; 10/1/16          3,200,000     3,200,000
   Knox, Tennessee, IDB F/R Monthly
     IDR 1983, Service Merchandise Co.,
     Inc.; LOC CIBC;
     3.65%; 11/15/97*; 12/15/08          500,000       500,000

                                                     3,700,000
Texas (3.27%)
   Coppell, Texas, Industrial Dev. Corp.,
     IDA 1984, Minyard Properties
     Project; LOC Citibank;
     3.80%; 11/9/97*; 12/1/01          1,070,000     1,070,000
   Montgomery County, Texas, Industrial
      Dev. Corp. Ref. Bonds,
      Series 1986A; Dal-Tile Corp.
      Project; LOC Credit Suisse;
      3.70%; 11/9/97*; 12/1/03           150,000       150,000
   State of Texas Tax & Revenue
     Anticipation Notes, Series 1997A;
     4.75%; 8/31/98                    1,000,000     1,007,305
     4.75%; 8/31/98                    1,000,000     1,007,111

                                                     3,234,416
West Virginia (1.81%)
   Putnam County, West Virginia,
     F/R Monthly IDR 1981, FMC Corp.
     Project; LOC UBS;
     3.85%; 11/9/97*; 10/1/11          1,800,000     1,800,000

Wyoming (1.26%)
   Lincoln County, Wyoming, Pollution
     Control Ref. Bonds, Pacificorp
     Project, Series 1991; LOC
     Union Bank of Switzerland;
     3.60%; 11/5/97**; 1/1/16            750,000       750,000
     3.60%; 11/6/97**; 1/1/16            500,000       500,000

                                                     1,250,000

            Total Portfolio Investments (94.08%)    93,112,479

Cash, receivables and other assets,
   net of liabilities (5.92%)                        5,884,295

                      Total Net Assets (100.00%)   $98,966,774

 *  Demand Date
**  Put Date

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                 Income from Investment Operations           Less Distributions

                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions     Total      Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Distri-     End of
                                       of Period Income(a) Investments Operations    Income    Capital Gains     butions     Period

   PRINCOR CASH MANAGEMENT FUND, INC.
     Class A:
     Year Ended October 31,
       1997                              $1.000    $.050        --         $.050     $(.050)        --          $(.050)     $1.000
       1996                               1.000     .049        --          .049      (.049)        --           (.049)      1.000
       1995                               1.000     .052        --          .052      (.052)        --           (.052)      1.000
       1994                               1.000     .033        --          .033      (.033)        --           (.033)      1.000
       1993                               1.000     .026        --          .026      (.026)        --           (.026)      1.000
     Class B:
     Year Ended October 31,
       1997                               1.000     .041        --          .041      (.041)        --           (.041)      1.000
       1996                               1.000     .041        --          .041      (.041)        --           (.041)      1.000
     Period Ended October 31, 1995(c)     1.000     .041        --          .041      (.041)        --           (.041)      1.000
     Class R:
     Year Ended October 31, 1997          1.000     .044        --          .044      (.044)        --           (.044)      1.000
     Period Ended October 31, 1996(f)     1.000     .030        --          .030      (.030)        --           (.030)      1.000

   PRINCOR TAX-EXEMPT CASH MANAGEMENT
   FUND, INC.
     Class A:
     Year Ended October 31,
       1997                               1.000     .029        --          .029      (.029)        --           (.029)      1.000
       1996                               1.000     .029        --          .029      (.029)        --           (.029)      1.000
       1995                               1.000     .032        --          .032      (.032)        --           (.032)      1.000
       1994                               1.000     .021        --          .021      (.021)        --           (.021)      1.000
       1993                               1.000     .020        --          .020      (.020)        --           (.020)      1.000
     Class B:
     Year Ended October 31,
       1997                               1.000     .022        --          .022      (.022)        --           (.022)      1.000
       1996                               1.000     .021        --          .021      (.021)        --           (.021)      1.000
     Period Ended October 31, 1995(c)     1.000     .021        --          .021      (.021)        --           (.021)      1.000

                                                                               Ratios/Supplemental Data

                                                                                                             Ratio of Net
                                                                                               Ratio of       Investment
                                                                           Net Assets at     Expenses to       Income to
                                                             Total         End of Period       Average          Average
                                                            Return(b)     (in thousands)Net    Assets(a)      Net Assets
   PRINCOR CASH MANAGEMENT FUND, INC.
     Class A:
     Year Ended October 31,
       1997                                                   4.96%         $836,072           .63%            4.98%
       1996                                                   5.00           694,962           .66             4.88
       1995                                                   5.36           623,864           .72             5.24
       1994                                                   3.40           332,346           .70             3.27
       1993                                                   2.67           284,739           .67             2.63
     Class B:
     Year Ended October 31,
       1997                                                   4.05               992          1.47             4.08
       1996                                                   4.13               520          1.50             4.08
     Period Ended October 31, 1995(c)                         4.19(d)            208          1.42(e)          4.50(e)
     Class R:
     Year Ended October 31, 1997                              4.16             4,296          1.26             4.40
     Period Ended October 31, 1996(f)                         2.97(d)          1,639           .99(e)          4.41(e)

     PRINCOR TAX-EXEMPT CASH MANAGEMENT
     FUND, INC.
       Class A:
       Year Ended October 31,                                 2.89            98,939           .70             2.93
         1997                                                 2.92            98,482           .71             2.87
         1996                                                 3.24            99,887           .69             3.19
         1995                                                 2.11            79,736           .67             2.08
         1994                                                 1.99            79,223           .66             1.96
         1993
       Class B:
       Year Ended October 31,                                 2.18                28          1.47             2.16
         1997                                                 2.13                27          1.47             2.11
         1996                                                 2.19(d)             27          1.42(e)          2.40(e)
       Period Ended October 31, 1995(c)

See accompanying notes.


Notes to Financial Highlights

(a) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Money Market Funds would have had per share net investment income (operating loss) and the ratios of expenses to average net assets as shown:


                                  Per Share
                                     Net
                       Year EndedInvestment    Ratio of
                     October 31,   Income      Expenses
                       Except    (Operating   to Average  Amount
         Fund          as Noted     Loss)     Net Assets  Waived

Princor Cash Management
  Fund, Inc.:
     Class A             1997      $.050         .63%    $     --
                         1996       .049         .67        7,102
                         1995       .052         .78      296,255
                         1994       .031         .90      595,343
                         1993       .025         .84      468,387

     Class B             1997       .036        2.14        5,492
                         1996       .029        3.94        6,140
                         1995(c)    .041        1.63(e)       104

     Class R             1997       .043        1.34        2,441

Princor Tax-Exempt Cash
 Management Fund, Inc.:
     Class A             1997       .029         .73       27,978
                         1996       .028         .77       69,107
                         1995       .031         .84      138,574
                         1994       .019         .85      150,515
                         1993       .018         .83      131,442

     Class B             1997      (.188)      22.58        5,807
                         1996      (.243)      27.43        7,160
                         1995(c)    .018        1.89(e)        99


(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

                           SHAREHOLDER MEETING RESULTS

SPECIAL MEETING OF SHAREHOLDERS PRINCOR BALANCED FUND, INC.
HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                3,544,389             72,718
    Ehrle                3,540,847             76,260
    Ferguson             3,536,209             80,898
    Gilbert              3,544,204             72,903
    Griswell             3,539,331             77,776
    Jones                3,547,615             69,492
    Keller               3,544,982             72,125
    Lukavsky             3,538,481             78,626
    Peebler              3,532,660             84,447

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          3,511,213           18,730                87,163

3.Approval of name change to Principal Balanced Fund, Inc..

          In Favor            Opposed               Abstain

          3,400,738           112,727               103,642

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

          3,199,599           201,536               215,972

SPECIAL MEETING OF SHAREHOLDERS PRINCOR BLUE CHIP FUND, INC.
HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                2,451,532             31,847
    Ehrle                2,450,555             32,824
    Ferguson             2,449,693             33,685
    Gilbert              2,451,742             31,637
    Griswell             2,449,390             33,989
    Jones                2,452,073             31,306
    Keller               2,453,060             30,319
    Lukavsky             2,448,619             34,760
    Peebler              2,445,708             37,671

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          2,416,753           15,960                50,666

3.Approval of name change Principal Blue Chip Fund, Inc..

          In Favor            Opposed               Abstain

          2,342,896           81,672                58,810

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

          2,269,547           127,540               86,292

SPECIAL MEETING OF SHAREHOLDERS PRINCOR BOND FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                6,961,310            125,016
    Ehrle                6,958,707            127,619
    Ferguson             6,954,467            131,859
    Gilbert              6,965,661            120,665
    Griswell             6,962,143            124,183
    Jones                6,963,809            122,517
    Keller               6,956,414            129,912
    Lukavsky             6,959,271            127,055
    Peebler              6,956,062            130,265

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          6,881,664           40,443                164,220

3.Approval of name change to Principal Bond Fund, Inc.

          In Favor            Opposed               Abstain

          6,638,729           215,543               232,054

4.Approval of modification of management agreement

          In Favor            Opposed               Abstain

          6,520,272           294,590               271,464

SPECIAL MEETING OF SHAREHOLDERS PRINCOR CAPITAL ACCUMULATION FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis               11,285,657            132,900
    Ehrle               11,278,202            140,354
    Ferguson            11,280,496            138,061
    Gilbert             11,287,795            130,761
    Griswell            11,271,302            147,255
    Jones               11,286,352            132,205
    Keller              11,285,159            133,397
    Lukavsky            11,275,129            143,428
    Peebler             11,273,997            144,560

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         11,245,210           38,783                134,564

3.Approval of name change to Principal Capital Value Fund, Inc.

          In Favor            Opposed               Abstain

         11,027,240           234,408               156,909

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

         10,839,806           316,349               262,402

5.Approval to eliminate the fundamental investment restriction regarding the purchase of shares of other investment companies.

     In Favor        Opposed      Abstain     Broker Non-Votes

    10,847,398       146,393      238,156          186,609

SPECIAL MEETING OF SHAREHOLDERS PRINCOR CASH MANAGEMENT FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis              474,868,466         18,710,706
    Ehrle              474,584,207         18,994,965
    Ferguson           475,010,196         18,568,975
    Gilbert            474,942,281         18,636,891
    Griswell           474,821,905         18,757,267
    Jones              475,021,635         18,557,536
    Keller             474,689,162         18,890,009
    Lukavsky           474,746,037         18,833,133
    Peebler            474,099,254         19,479,917

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         472,256,851        13,023,679             8,298,641

3.Approval of name change to Principal Cash Management Fund, Inc.

          In Favor            Opposed               Abstain

         465,803,211        14,092,571            13,683,389

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

         445,346,374        35,584,301            12,648,496

5.Defeat of proposal to eliminate the fundamental investment restriction regarding the purchase of shares of other investment companies.

       In Favor       Opposed       Abstain   Broker Non-Votes

      242,055,220   20,637,250    17,322,711     213,563,990

6.Defeat of proposed change to the fundamental investment restriction with respect to diversification requirements.

       In Favor       Opposed       Abstain   Broker Non-Votes

      239,753,774   22,517,642    17,743,764     213,563,990

SPECIAL MEETING OF SHAREHOLDERS PRINCOR EMERGING GROWTH FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                4,357,654            127,073
    Ehrle                4,355,968            128,760
    Ferguson             4,360,306            124,422
    Gilbert              4,354,684            130,043
    Griswell             4,347,852            136,875
    Jones                4,354,487            130,241
    Keller               4,356,725            128,003
    Lukavsky             4,354,913            129,814
    Peebler              4,344,537            140,190

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          4,323,493           47,792                113,443

3.Approval of name change Principal MidCap Fund, Inc.

          In Favor            Opposed               Abstain

          4,157,790           197,103               129,835

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

          3,983,217           309,019               192,492

SPECIAL MEETING OF SHAREHOLDERS PRINCOR GOVERNMENT SECURITIES INCOME FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis               13,320,803            264,616
    Ehrle               13,291,809            293,610
    Ferguson            13,321,908            263,512
    Gilbert             13,326,110            259,309
    Griswell            13,293,926            291,493
    Jones               13,300,094            285,326
    Keller              13,303,919            281,501
    Lukavsky            13,313,069            272,350
    Peebler             13,288,992            296,428

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         13,147,713           115,460               322,246

3.Approval of name change Principal Government Securities Income Fund, Inc.

          In Favor            Opposed               Abstain

         12,593,127           602,448               389,843

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

         12,357,748           692,513               535,157

5.Approval to eliminate the fundamental investment restriction regarding the purchase of shares of other investment companies.

     In Favor        Opposed      Abstain     Broker Non-Votes

    12,124,155       381,237      510,024          570,003

SPECIAL MEETING OF SHAREHOLDERS PRINCOR GROWTH FUND, INC.
HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                3,701,772             76,828
    Ehrle                3,700,176             78,424
    Ferguson             3,703,462             75,138
    Gilbert              3,702,760             75,840
    Griswell             3,693,088             85,512
    Jones                3,701,245             77,355
    Keller               3,699,325             79,275
    Lukavsky             3,698,811             79,789
    Peebler              3,693,840             84,760

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          3,655,638           27,049                95,914

3.Approval of name change to Principal Growth Fund, Inc.
          In Favor            Opposed               Abstain

          3,540,950           136,289               101,361

4.Approval of modification of management agreement.
          In Favor            Opposed               Abstain

          3,357,347           274,372               146,881

5.Approval to eliminate the fundamental investment restriction regarding the purchase of shares of other investment companies.

     In Favor        Opposed      Abstain     Broker Non-Votes

     3,421,585       99,129       132,866          125,019

SPECIAL MEETING OF SHAREHOLDERS PRINCOR HIGH YIELD FUND, INC.
HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                3,252,836             28,034
    Ehrle                3,251,629             29,241
    Ferguson             3,253,098             27,771
    Gilbert              3,247,268             33,601
    Griswell             3,253,146             27,724
    Jones                3,253,184             27,686
    Keller               3,252,061             28,809
    Lukavsky             3,248,678             32,192
    Peebler              3,240,116             40,754

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          3,251,638            4,997                24,235

3.Approval of name change to Principal High Yield Fund, Inc.

          In Favor            Opposed               Abstain

          3,192,377           52,120                36,373

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

          3,101,832           126,026               53,011

SPECIAL MEETING OF SHAREHOLDERS PRINCOR LIMITED TERM BOND FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                1,589,936             22,272
    Ehrle                1,590,105             22,103
    Ferguson             1,590,105             22,103
    Gilbert              1,590,105             22,103
    Griswell             1,590,105             22,103
    Jones                1,590,105             22,103
    Keller               1,590,105             22,103
    Lukavsky             1,589,838             22,370
    Peebler              1,590,105             22,103

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          1,594,318             248                 17,642

3.Approval of name change to Principal Limited Term Bond Fund, Inc.

          In Favor            Opposed               Abstain

          1,575,696           17,346                19,166
4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

          1,576,541           16,234                19,433

SPECIAL MEETING OF SHAREHOLDERS PRINCOR TAX-EXEMPT BOND FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis               10,250,402            159,467
    Ehrle               10,255,818            154,051
    Ferguson            10,256,316            153,552
    Gilbert             10,244,841            165,028
    Griswell            10,246,748            163,121
    Jones               10,256,836            153,032
    Keller              10,230,697            179,172
    Lukavsky            10,193,986            215,883
    Peebler             10,206,188            203,680

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         10,088,348           26,665                294,856

3.Approval of name change to Principal Tax-Exempt Bond Fund, Inc.

          In Favor            Opposed               Abstain

          9,815,496           342,276               252,096

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

          9,528,058           518,484               362,326

SPECIAL MEETING OF SHAREHOLDERS PRINCOR TAX-EXEMPT CASH MANAGEMENT FUND, INC. HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis               71,109,314          1,750,764
    Ehrle               71,075,406          1,784,671
    Ferguson            71,188,198          1,671,880
    Gilbert             71,188,198          1,671,880
    Griswell            70,862,581          1,997,496
    Jones               71,150,550          1,709,528
    Keller              71,126,436          1,733,641
    Lukavsky            70,960,187          1,899,890
    Peebler             71,104,126          1,755,951

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         71,819,882           425,323               614,873

3.Approval of name change to Principal Tax-Exempt Cash Management Fund, Inc.

          In Favor            Opposed               Abstain

          3,540,950           136,289               101,361
         71,202,432           780,482               877,163

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

         68,139,890          3,298,216             1,421,972

5.Defeat of proposed change to the fundamental investment restriction with respect to diversification requirements.

     In Favor        Opposed      Abstain     Broker Non-Votes

    29,963,800      2,494,905    1,410,739       38,990,633

SPECIAL MEETING OF SHAREHOLDERS PRINCOR UTILITIES FUND, INC.
HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis                3,056,213            52,862
    Ehrle                3,047,260            61,814
    Ferguson             3,055,302            53,772
    Gilbert              3,049,932            59,143
    Griswell             3,050,401            58,673
    Jones                3,056,129            52,946
    Keller               3,051,450            57,625
    Lukavsky             3,054,898            54,176
    Peebler              3,051,707            57,368

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

          3,021,115           28,058                59,901

3.Approval of name change to Principal Utilities Fund, Inc.

          In Favor            Opposed               Abstain

          2,930,187           87,321                91,566

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

          2,821,723           146,107               141,245

SPECIAL MEETING OF SHAREHOLDERS PRINCOR WORLD FUND, INC.
HELD SEPTEMBER 16, 1997

1.Election of the Board of Directors.

                            For              Withheld

    Davis               19,340,274            281,606
    Ehrle               19,338,923            282,957
    Ferguson            19,347,163            274,717
    Gilbert             19,345,556            276,324
    Griswell            19,303,259            318,622
    Jones               19,339,920            281,960
    Keller              19,337,876            284,004
    Lukavsky            19,331,887            289,993
    Peebler             19,315,053            306,828

2.Ratification of selection of Ernst & Young LLP as independent public auditors.

          In Favor            Opposed               Abstain

         19,282,350           77,378                262,152

3.Approval of name change to Principal International Fund, Inc.

          In Favor            Opposed               Abstain

         18,903,073           404,722               314,085

4.Approval of modification of management agreement.

          In Favor            Opposed               Abstain

         18,212,966           830,315               578,600

The Boards of Directors and Shareholders
Princor Balanced Fund, Inc.
Princor Blue Chip Fund, Inc.
Princor Capital Accumulation Fund, Inc.
Princor Emerging Growth Fund, Inc.
Princor Growth Fund, Inc.
Princor Utilities Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International SmallCap Fund, Inc.
Princor World Fund, Inc.
Princor Bond Fund, Inc.
Princor Government Securities Income Fund, Inc.
Princor High Yield Fund, Inc.
Princor Limited Term Bond Fund, Inc.
Princor Tax-Exempt Bond Fund, Inc.
Princor Cash Management Fund, Inc.
Princor Tax-Exempt Cash Management Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Princor Domestic Growth Funds (comprising, respectively, Princor Balanced Fund, Inc., Princor Blue Chip Fund, Inc., Princor Capital Accumulation Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc. and Princor Utilities Fund, Inc.), The Princor International Growth Funds (comprising, respectively, Principal International Emerging Markets Fund, Inc., Principal International SmallCap Fund, Inc. and Princor World Fund, Inc.), The Princor Income Funds (comprising, respectively, Princor Bond Fund, Inc., Princor Government Securities Income Fund, Inc., Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc. and Princor Tax-Exempt Bond Fund, Inc.) and The Princor Money Market Funds (comprising, respectively, Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc.) as of October 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Princor Domestic Growth Funds, The Princor International Growth Funds, The Princor Income Funds and The Princor Money Market Funds at October 31, 1997, and the results of their operations , the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

/S/ ERNST & YOUNG LLP

Des Moines, Iowa
November 26, 1997

FEDERAL INCOME TAX INFORMATION

         Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                          Period Ended October 31, 1997

                                         Per Share                                        Per Share
                               Income Dividend Distributions                     Capital Gain Distributions
                                                                                                                           Total
                                                                                                            Total        Dividends
                        Payable      Per      Total      Deductible      Payable    Long-      Short-   Capital Gain        and
                         Date       Share   Dividends    Percentage*      Date      Term**    Term***   Distributions  Distributions

   Princor Balanced
     Fund, Inc.
       A Shares        12/31/96    $.0950                  32.63%       12/02/96    $1.081     $.2149
                        3/24/97     .0950                  29.84%
                        6/24/97     .0900                  29.91%
                        9/24/97     .0850                  37.03%
                                            $.3650                                                          $1.2959         $1.6609
       B Shares        12/31/96    $.0649                  32.63%       12/02/96    $1.081     $.2149
                        3/24/97     .0700                  29.84%
                        6/24/97     .0613                  29.91%
                        9/24/97     .0548                  37.03%
                                            $.2510                                                          $1.2959         $1.5469
       R Shares        12/31/96    $.0876                  32.63%       12/02/96    $1.081     $.2149
                        3/24/97     .0790                  29.84%
                        6/24/97     .0701                  29.91%
                        9/24/97     .0610                  37.03%
                                            $.2977                                                          $1.2959         $1.5936

   Princor Blue Chip
    Fund, Inc.
       A Shares        12/31/96    $.0525                  84.54%       12/02/96    $ .4593
                        3/24/97     .0525                  84.00%
                        6/24/97     .0525                  81.64%
                        9/24/97     .0475                  71.31%
                                            $.2050                                                          $0.4593        $  .6643
       B Shares        12/31/96    $.0112                  84.54%       12/02/96    $ .4593
                        3/24/97     .0126                  84.00%
                        6/24/97     .0126                  81.64%
                        9/24/97     .0066                  71.31%
                                            $.0430                                                          $0.4593        $  .5023
       R Shares        12/31/96    $.0417                  84.54%       12/02/96    $ .4593
                        3/24/97     .0309                  84.00%
                        6/24/97     .0274                  81.64%
                        9/24/97     .0173                  71.31%
                                            $.1173                                                          $0.4593        $  .5766

   Princor Capital
    Accumulation Fund,
    Inc.
       A Shares        12/31/96    $.2395                  81.00%       12/02/96    $3.3064    $.5486
                        6/24/97     .2395                  90.70%
                                            $.4790                                                          $3.8550         $4.3340
       B Shares        12/31/96    $.1063                  81.00%       12/02/96    $3.3064    $.5486
                        6/24/97     .1087                  90.70%
                                            $.2150                                                          $3.8550         $4.0700
       R Shares        12/31/96    $.1729                  81.00%       12/02/96    $3.3064    $.5486
                        6/24/97     .1414                  90.70%
                                            $.3143                                                          $3.8550         $4.1693

                          Period Ended October 31, 1997

                                         Per Share                                        Per Share
                               Income Dividend Distributions                     Capital Gain Distributions
                                                                                                                           Total
                                                                                                            Total        Dividends
                        Payable      Per      Total      Deductible      Payable    Long-      Short-   Capital Gain        and
                         Date       Share   Dividends    Percentage*      Date      Term**    Term***   Distributions  Distributions
   Princor Emerging
    Growth Fund, Inc.
       A Shares        12/31/96    $.0525                  52.14%       12/02/96    $1.0733    $.1130
                        6/24/97     .0525                  46.10%
                                            $.1050                                                          $1.1863         $1.2913
       B Shares        12/31/96    $.0053                  52.14%       12/02/96    $1.0733    $.1130
                                            $.0053                                                          $1.1863         $1.1916

       R Shares        12/31/96    $.0055                  52.14%       12/02/96    $1.0733    $.1130
                                            $.0055                                                          $1.1863         $1.1918

   Princor Growth
    Fund, Inc.
       A Shares        12/31/96    $.1650                  72.89%       12/02/96    $.3744
                        6/24/97     .1425                  65.37%
                                            $.3075                                                         $  .3744        $  .6819
       B Shares        12/31/96    $.0231                  72.89%       12/02/96    $.3744
                                            $.0231                                                         $  .3744        $  .3975
R Shares               12/31/96    $.0924                  72.89%       12/02/96    $.3744
                                            $.0924                                                         $  .3744        $  .4668

   Princor Utilities
    Fund, Inc.
       A Shares        12/31/96    $.1129                  97.93%
                        3/24/97     .1050                  86.61%
                        6/24/97     .1050                  99.11%
                        9/24/97     .1250                  98.24%
                                            $.4479                                                                         $  .4479
       B Shares        12/31/96    $.0875                  97.93%
                        3/24/97     .0823                  86.61%
                        6/24/97     .0823                  99.11%
                        9/24/97     .1041                  98.24%
                                            $.3562                                                                         $  .3562
       R Shares        12/31/96    $.1041                  97.93%
                        3/24/97     .0828                  86.61%
                        6/24/97     .0828                  99.11%
                        9/24/97     .1020                  98.24%
                                            $.3717                                                                         $  .3717

   Princor World
    Fund, Inc.
       A Shares        12/31/96    $.1057                  00.00%       12/02/96    $.2477     $.0634
                                            $.1057                                                          $  .3111       $  .4168
       B Shares        12/31/96    $.0345                  00.00%       12/02/96    $.2477     $.0634
                                            $.0345                                                          $  .3111       $  .3456
       R Shares        12/31/96    $.0810                  00.00%       12/02/96    $.2477     $.0634
                                            $.0810                                                          $  .3111       $  .3921

   *Percent qualifying for deduction by shareholders who are corporations. **Taxable as long-term capital gain.
   ***Taxable at ordinary income rates.

   Foreign Taxes Paid

   Princor World Fund,  Inc. makes an election  under the Internal  Revenue Code
   Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 1997 totals $.0233 per share. This information is given to meet certain requirements of the Internal
   Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the fund's transfer agent.


FEDERAL INCOME TAX INFORMATION (Cont)

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

Ordinary Income Dividends

The Funds paid the following per share income dividends on the dates indicated:


                                                        Per Share Dividends/Payable Date

         Fund         11/1/96  12/2/96 12/31/96  1/24/97  2/24/97  3/24/97 4/24/97 5/23/97 6/24/97 7/24/97 8/22/97  9/24/97 10/24/97
Princor Bond
 Fund,  Inc.
         Class A      $.0625   $.0625   $.0625   $.0625   $.0625   $.0625  $.0625  $.0625  $.0625  $.0625  $.0625   $.0613  $.0613
         Class B      $.0556   $.0556   $.0548   $.0548   $.0548   $.0548  $.0548  $.0548  $.0548  $.0548  $.0548   $.0537  $.0537
         Class R      $.0609   $.0590   $.0590   $.0574   $.0574   $.0574  $.0564  $.0564  $.0564  $.0564  $.0564   $.0542  $.0542

Princor Government
 Securities Income
 Fund, Inc.
         Class A      $.0588   $.0588   $.0588   $.0588   $.0588   $.0563  $.0563  $.0563  $.0563  $.0563  $.0563   $.0563  $.0575
         Class B      $.0515   $.0515   $.0515   $.0515   $.0549   $.0512  $.0512  $.0512  $.0497  $.0497  $.0497   $.0497  $.0507
         Class R      $.0572   $.0572   $.0533   $.0533   $.0533   $.0503  $.0503  $.0494  $.0494  $.0494  $.0494   $.0494  $.0500

Princor High Yield
 Fund, Inc.
         Class A      $.0563   $.0563   $.0563   $.0563   $.0563   $.0563  $.0563  $.0563  $.0563  $.0563  $.0563   $.0563  $.0563
         Class B      $.0500   $.0500   $.0500   $.0500   $.0500   $.0500  $.0500  $.0500  $.0500  $.0500  $.0500   $.0500  $.0500
         Class R      $.0551   $.0551   $.0551   $.0517   $.0517   $.0517  $.0517  $.0517  $.0517  $.0517  $.0517   $.0517  $.0517

Princor Limited Term
 Bond Fund, Inc.
         Class A      $.0425   $.0500   $.0588   $.0500   $.0500   $.0500  $.0500  $.0500  $.0500  $.0500  $.0500   $.0500  $.0500
         Class B      $.0377   $.0451   $.0547   $.0460   $.0460   $.0460  $.0452  $.0452  $.0452  $.0452  $.0452   $.0452  $.0452
         Class R      $.0375   $.0447   $.0536   $.0478   $.0478   $.0478  $.0462  $.0462  $.0462  $.0462  $.0462   $.0462  $.0462

Princor Tax-Exempt
 Bond Fund, Inc.*
         Class A      $.0538   $.0538   $.0538   $.0538   $.0513   $.0513  $.0513  $.0513  $.0513  $.0513  $.0513   $.0513  $.0513
         Class B      $.0442   $.0442   $.0465   $.0465   $.0428    $0428  $.0428  $.0428  $.0446  $.0446  $.0446   $.0446  $.0446

*Dividends from the Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.



Ordinary Income Dividends


The Funds paid the following per share income dividends on the dates indicated:

                                                        Per Share Dividends/Payable Date


         Fund                 11/20/96 12/20/96  1/20/97  2/20/97  3/20/97 4/18/97 5/20/97 6/20/97 7/18/97 8/20/97  9/19/97 10/20/97
Princor Cash Management
   Fund, Inc.
         Class A               $.0041   $.0043   $.0039   $.0041   $.0038  $.0042  $.0041  $.0046  $.0039  $.0043   $.0044  $.0040
         Class B               $.0034   $.0035   $.0032   $.0034   $.0031  $.0035  $.0035  $.0038  $.0032  $.0035   $.0036  $.0033
         Class R               $.0037   $.0037   $.0034   $.0035   $.0032  $.0037  $.0036  $.0040  $.0034  $.0038   $.0039  $.0035




Princor Tax-Exempt Cash
   Management Fund, Inc.*
         Class A               $.0025   $.0025   $.0023   $.0023   $.0020  $.0024  $.0026  $.0028  $.0023  $.0025   $.0026  $.0025
         Class B               $.0018   $.0018   $.0017   $.0017   $.0014  $.0018  $.0020  $.0021  $.0017  $.0018   $.0019  $.0018



*Dividends from the Tax-Exempt Cash Management Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.

                       THE PRINCOR FAMILY OF MUTUAL FUNDS

Principal Mutual Life Insurance Company has sponsored the development of a number of mutual funds. The funds which make up the Princor family of mutual funds and a brief description of their respective investment objectives are provided below. For more complete information about any of the funds, including charges and expenses, obtain a prospectus from Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200 (telephone 1-800-247-4123). Please read it carefully before you invest or send money.

DOMESTIC GROWTH FUNDS                                                  INVESTMENT OBJECTIVE

     Princor Balanced Fund              To seek the generation of a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

     Princor Blue Chip Fund             To seek growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

     Princor  Capital                   To seek long-term capital appreciation and a secondary objective of growth of investment
     Accumulation Fund                  income.

     Princor  Emerging                  To seek capital appreciation by investing primarily in securities of emerging and other
     Growth Fund                        growth-oriented companies.

     Princor Growth Fund                To seek growth of capital with realization of current income incidental to the objective of growth of capital.

     Princor Utilities Fund             To seek current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

INTERNATIONAL GROWTH FUNDS

     Principal International            To seek long-term growth of capital by investing primarily in equity securities of issuers
     Emerging Markets Fund, Inc.        in emerging market countries.

     Principal International            To seek long-term growth of capital by investing primarily in equity securities of
     SmallCap Fund, Inc.                non-United States companies with comparatively smaller market capitalizations.

     Princor  World Fund                To seek long-term growth of capital by investing in a portfolio of equity  securities of companies domiciled in any of the nations of the world.

INCOME FUNDS

     Princor Bond Fund                  To seek as high a level of income as is consistent with  preservation of capital and prudent investment risk.

     Princor  Government  Securities    To seek a high level of current income, liquidity and safety of principal.
     Income Fund

     Princor High Yield Fund            To seek high current income. Capital growth is a secondary objective when consistent with seeking high current income.

     Princor Limited Term Bond Fund     To seek a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

     Princor Tax-Exempt Bond Fund       To seek as high a level of current income exempt from federal taxation as is consistent with preservation of capital.

MONEY MARKET FUNDS

     Princor Cash Management Fund       To seek as high a level of current income available from  short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

     Princor Tax-Exempt Cash            To seek, through investment in a professionally-managed portfolio of high quality short-term
     Management  Fund                   Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent with stability of principal and maintenance of liquidity.